010-8914-7945/4 HARSCO CORPORATION SAVINGS PLAN As Amended and Restated Effective January 1, 2019

-i- 010-8914-7945/4 HARSCO CORPORATION SAVINGS PLAN As Amended and Restated Effective January 1, 2019 TABLE OF CONTENTS Page INTRODUCTION........................................................................................................................ 1 ARTICLE I DEFINITIONS .............................................................................................. 3 1.1 Account .................................................................................................................. 3 1.2 ACP or Average Contribution Percentage ............................................................. 6 1.3 Administrator ......................................................................................................... 6 1.4 ADP or Average Deferral Percentage .................................................................... 6 1.5 Beneficiary ............................................................................................................. 6 1.6 Break in Service ..................................................................................................... 6 1.7 Code ....................................................................................................................... 7 1.8 Committee .............................................................................................................. 7 1.9 Company ................................................................................................................ 7 1.10 Company Stock ...................................................................................................... 7 1.11 Compensation ........................................................................................................ 7 1.12 Contribution ........................................................................................................... 8 1.13 Contribution Dollar Limit ...................................................................................... 9 1.14 Direct Rollover....................................................................................................... 9 1.15 Disability .............................................................................................................. 10 1.16 Distributee ............................................................................................................ 10 1.17 Effective Date ...................................................................................................... 10 1.18 Eligible Employee ................................................................................................ 10 1.19 Eligible Retirement Plan ...................................................................................... 11 1.20 Eligible Rollover Distribution.............................................................................. 11 1.21 Employee ............................................................................................................. 11 1.22 Employer .............................................................................................................. 12 1.23 ERISA .................................................................................................................. 12 1.24 ESOP Component ................................................................................................ 12 1.25 ESOP Investment Fund ........................................................................................ 12 1.26 Forfeiture Account ............................................................................................... 12 1.27 HCE or Highly Compensated-Employee ............................................................. 12 1.28 Hour of Service .................................................................................................... 12 1.29 Ineligible .............................................................................................................. 13 1.30 Investment Fund or Fund ..................................................................................... 13 1.31 Leased Employee ................................................................................................. 13 1.32 Leave of Absence ................................................................................................. 14 1.33 NHCE or Non Highly Compensated Employee .................................................. 14 1.34 Normal Retirement Date ...................................................................................... 14 1.35 Owner ................................................................................................................... 15

TABLE OF CONTENTS (continued) Page -ii- 010-8914-7945/4 1.36 Parental Leave ...................................................................................................... 15 1.37 Participant ............................................................................................................ 15 1.38 Pay........................................................................................................................ 15 1.39 Period of Employment ......................................................................................... 16 1.40 Plan ...................................................................................................................... 16 1.41 Plan Year .............................................................................................................. 16 1.42 QDRO .................................................................................................................. 16 1.43 Related Company ................................................................................................. 16 1.44 Restatement Date ................................................................................................. 16 1.45 Savings Plan Component ..................................................................................... 17 1.46 Settlement Date .................................................................................................... 17 1.47 Spousal Consent ................................................................................................... 17 1.48 Subsidiary ............................................................................................................ 17 1.49 Taxable Income .................................................................................................... 17 1.50 Trade Date ............................................................................................................ 17 1.51 Trust ..................................................................................................................... 17 1.52 Trustee.................................................................................................................. 17 1.53 Year of Vesting Service ....................................................................................... 18 ARTICLE II ELIGIBILITY ............................................................................................. 19 2.1 Eligibility ............................................................................................................. 19 2.2 Ineligible Employees ........................................................................................... 21 2.3 Ineligible or Former Participants ......................................................................... 21 2.4 Transferred Employees ........................................................................................ 21 ARTICLE III PARTICIPANT CONTRIBUTIONS ........................................................ 22 3.1 Pre-tax Contribution Elections and Automatic Enrollment Feature .................... 22 3.2 After-tax Contribution Election ........................................................................... 23 3.3 Changing a Contribution Election ....................................................................... 23 3.4 Revoking and Resuming a Contribution Election ............................................... 23 3.5 Contribution Percentage Limits ........................................................................... 23 3.6 Refunds When Contribution Dollar Limit Exceeded ........................................... 24 3.7 Timing, Posting and Tax Considerations ............................................................. 24 3.8 Catch-up Contributions ........................................................................................ 24 ARTICLE IV ROLLOVERS & TRUST TO TRUST TRANSFERS ............................. 25 4.1 Rollovers .............................................................................................................. 25 4.2 Transfers From Other Qualified Plans ................................................................. 25 4.3 Transfers Relating to Employees of Air-X-Changers .......................................... 26 4.4 Transfers of Accrued Benefits to the Harsco Retirement Savings and Investment Plan .................................................................................................... 26 4.5 Transfers of Accrued Benefits from the Harsco Retirement Savings and Investment Plan .................................................................................................... 29

TABLE OF CONTENTS
(continued)

Page

ARTICLE V	**EMPLOYER CONTRIBUTIONS**	**33**
5.1	Company Matching Contributions	33
5.2	Qualified Non-Elective Contributions	33
5.3	Company Profit Sharing Contributions	34
ARTICLE VI	**ACCOUNTING**	**35**
6.1	Individual Participant Accounting	35
6.2	Trade Date Accounting and Investment Cycle	35
6.3	Accounting for Investment Funds	35
6.4	Payment of Fees and Expenses	35
6.5	Accounting for Participant Loans	36
6.6	Error Correction	36
6.7	Participant Statements	36
6.8	Special Accounting During Conversion Period	36
6.9	Accounts for QDRO Beneficiaries	37
ARTICLE VII	**INVESTMENT FUNDS AND ELECTIONS**	**38**
7.1	Investment Funds	38
7.2	Investment Fund Elections	38
7.3	Responsibility for Investment Choice	38
7.4	Default if No Election	38
7.5	Timing	38
7.6	Errors Relating To Participant Investment Directions	39
ARTICLE VIII	**VESTING & FORFEITURES**	**40**
8.1	Fully Vested Contribution Accounts	40
8.2	Full Vesting upon Certain Events	40
8.3	Vesting Schedule	41
8.4	Forfeitures	41
8.5	Rehired Employees	42
ARTICLE IX	**PARTICIPANT LOANS**	**43**
9.1	Participant Loans Permitted	43
9.2	Loan Application, Note and Security	43
9.3	Spousal Consent	43
9.4	Loan Approval	43
9.5	Loan Funding Limits	43
9.6	Maximum Number of Loans	44
9.7	Source and Timing of Loan Funding	44
9.8	Interest Rate	44
9.9	Repayment	45
9.10	Repayment Hierarchy	45
9.11	Repayment Suspension	45
9.12	Loan Default	45

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010-8914-7945/4

TABLE OF CONTENTS (continued) Page -iv- 010-8914-7945/4 9.13 Call Feature .......................................................................................................... 45 9.14 Rollover of Loan Balance .................................................................................... 45 ARTICLE X IN-SERVICE WITHDRAWALS .............................................................. 46 10.1 In-service Withdrawals Permitted ........................................................................ 46 10.2 In-service Withdrawal Application and Notice ................................................... 46 10.3 Spousal Consent ................................................................................................... 46 10.4 In-Service Withdrawal Approval ......................................................................... 46 10.5 Minimum Amount, Payment Form and Medium ................................................ 46 10.6 Source and Timing of In-Service Withdrawal Funding ....................................... 47 10.7 Hardship Withdrawals ......................................................................................... 47 10.8 After-tax Account Withdrawals ........................................................................... 50 10.9 Rollover Account Withdrawals............................................................................ 50 10.10 Over Age 59½ Withdrawals ................................................................................ 51 ARTICLE XI DISTRIBUTIONS ONCE EMPLOYMENT ENDS OR AS REQUIRED BY LAW ................................................................................ 52 11.1 Benefit Information, Notices and Elections ......................................................... 52 11.2 Spousal Consent ................................................................................................... 52 11.3 Payment Form and Medium................................................................................. 52 11.4 Source and Timing of Distribution Funding ........................................................ 54 11.5 Deemed Distribution ............................................................................................ 54 11.6 Latest Commencement Permitted ........................................................................ 54 11.7 Payment Within Life Expectancy ........................................................................ 55 11.8 Incidental Benefit Rule ........................................................................................ 55 11.9 Beneficiary Designation....................................................................................... 55 11.10 QJSA and QPSA Information and Elections ....................................................... 56 11.11 Benefits to Minors and Incompetents .................................................................. 57 11.12 Unclaimed Benefits .............................................................................................. 58 11.13 Non-Spouse Beneficiary Rollover Rights ............................................................ 58 ARTICLE XII ADP AND ACP TESTS .............................................................................. 59 12.1 Contribution Limitation Definitions .................................................................... 59 12.2 Special Testing of Pre-tax Contributions ............................................................. 60 12.3 Special Testing of Contributions ......................................................................... 61 12.4 Separate Testing ................................................................................................... 63 ARTICLE XIII MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS ....... 64 13.1 Annual Addition Defined ..................................................................................... 64 13.2 Maximum Annual Addition ................................................................................. 64 13.3 Avoiding an Excess Annual Addition.................................................................. 64 13.4 Correcting an Excess Annual Addition................................................................ 64 13.5 Correcting a Multiple Plan Excess ....................................................................... 65

TABLE OF CONTENTS (continued) Page -v- 010-8914-7945/4 ARTICLE XIV TOP HEAVY RULES ................................................................................ 66 14.1 Top Heavy Definitions ......................................................................................... 66 14.2 Special Contributions ........................................................................................... 67 14.3 Special Vesting .................................................................................................... 67 ARTICLE XV PLAN ADMINISTRATION ...................................................................... 68 15.1 Plan Delineates Authority and Responsibility ..................................................... 68 15.2 Fiduciary Standards ............................................................................................. 68 15.3 Company is ERISA Plan Administrator .............................................................. 68 15.4 Administrator Duties ............................................................................................ 68 15.5 Advisors May be Retained ................................................................................... 69 15.6 Delegation of Administrator Duties ..................................................................... 69 15.7 Committee Operating Rules ................................................................................. 70 15.8 Correction of Administrative Errors .................................................................... 70 ARTICLE XVI MANAGEMENT OF INVESTMENTS ................................................... 71 16.1 Trust Agreement .................................................................................................. 71 16.2 Investment Funds ................................................................................................. 71 16.3 Authority to Hold Cash ........................................................................................ 71 16.4 Trustee to Act Upon Instructions ......................................................................... 72 16.5 Administrator Has Right to Vote Registered Investment Company Shares ........ 72 16.6 Custom Fund Investment Management ............................................................... 72 16.7 Authority to Segregate Assets .............................................................................. 73 16.8 Maximum Permitted Investment in Company Stock ........................................... 73 16.9 Participants Have Right to Vote and Tender Company Stock ............................. 74 16.10 Registration and Disclosure for Company Stock ................................................. 74 16.11 Reinvestment of Dividends Paid on Company Stock in the Company Stock Fund ........................................................................................................... 74 ARTICLE XVII RIGHTS, PROTECTION, CONSTRUCTION, AND JURISDICTION ......................................................................................... 75 17.1 Plan Does Not Affect Employment Rights .......................................................... 75 17.2 Limited Return of Contributions .......................................................................... 75 17.3 Assignment and Alienation .................................................................................. 75 17.4 Claims Procedure Other Than Disability ............................................................. 76 17.5 Claims Appeal Procedure for Disability .............................................................. 76 17.6 Construction ......................................................................................................... 78 17.7 Jurisdiction and Severability ................................................................................ 78 17.8 Indemnification by Employer .............................................................................. 78 17.9 Reemployment of Veterans.................................................................................. 79 ARTICLE XVIII AMENDMENT, MERGER AND TERMINATION ............................... 80 18.1 Amendment .......................................................................................................... 80 18.2 Merger .................................................................................................................. 80

TABLE OF CONTENTS (continued) Page -vi- 010-8914-7945/4 18.3 Plan Termination .................................................................................................. 80 18.4 Amendment and Termination Procedures ........................................................... 81 18.5 Termination of Employer’s Participation ............................................................ 81 18.6 Replacement of the Trustee ................................................................................. 82 18.7 Final Settlement and Accounting of Trustee ....................................................... 82 APPENDIX A MINIMUM DISTRIBUTION REQUIREMENTS ....................................... 84 APPENDIX B COMPANY PROFIT SHARING AND MATCHING CONTRIBUTIONS .................................................................................... 89

1 010-8914-7945/4 INTRODUCTION Effective January 1, 1979, Harsco Corporation (the “Company”) established the Harsco Corporation Savings Plan (the “Plan”) for the benefit of eligible employees of the Company and its participating affiliates. Effective January 1, 1994, the Harsco Corporation Savings Plan II merged into the Plan. Effective July 1, 1994, the Sherwood Selpac Corporation Profit Sharing Thrift Plan merged into the Plan. Effective April 1, 1998, the Plan was amended and restated in its entirety. Effective October 1, 2001, the Plan was amended to convert the Company Stock Fund into an employee stock ownership plan as defined in Internal Revenue Code (“Code”) section 4975(e)(7). Effective July 1, 2002, the Track Technologies UAW 401(k) and the Track Technologies Savings Plans were merged into the Plan. Effective November 1, 2003, the Maryland Slag Co. Retirement Savings Plan merged into the Plan. Effective January 1, 2004, the Company established the Harsco Retirement Savings and Investment Plan and spun off a portion of the assets and liabilities of this Plan to the Harsco Retirement Savings and Investment Plan. Effective January 1, 2004, January 1, 2012, and January 1, 2017, the Plan was again amended and restated in its entirety. Effective January 1, 2019, the Plan, as set forth in this document, is hereby amended and restated in order to (1) incorporate previous amendments, (2) allow for Roth deferrals effective January 1, 2020, and (3) bring the Plan into compliance with the requirements for maintenance of its tax qualified status under Sections 401(a) and 501(a) of the Code. The Company, acting as plan sponsor, has established the Company Stock Fund for the purpose of providing an opportunity for Participants to acquire an ownership stake in the Company in order to align the interests of Participants and the Company. The Company believes that its success as an entity and the performance of the Company Stock Fund will be enhanced and facilitated in the long run by such alignment. Accordingly, the Company Stock Fund will be a permanent feature of the Plan. Except for cash or cash equivalent investments determined by the Trustee or other fiduciary to be required to facilitate Participant transactions into and out of the Company Stock Fund, the Company Stock Fund will be invested exclusively in Company Stock, without regard to the diversification of assets, the risk profile of investments in Company Stock, the amount of income provided by Company Stock, fluctuations in the fair market value of Company Stock, fluctuations in the performance of the Company’s business, or the investment return of the Company Stock Fund in comparison to any other performance measure that might be appropriate for investment options other than the Company Stock Fund, in view of the purpose of

2 010-8914-7945/4 the Company Stock Fund of supporting employee ownership. Only the Company, acting as plan sponsor, will have authority to eliminate the Company Stock Fund as an investment alternative under the Plan or to alter the purpose of the Company Stock Fund. This Plan is intended to constitute (i) a qualified profit sharing plan, as described in Code section 401(a), which includes a qualified cash or deferred arrangement, as described in Code section 401(k); and (ii) with respect to the portion of the Plan consisting of the Company Stock Fund, an employee stock ownership plan, as described in Code section 4975(e)(7), which is designed to invest exclusively in employer securities (except for liquidity needs as described in Section 16.8). The provisions of this Amendment and Restatement shall apply only to an Eligible Employee who is credited with an Hour of Service on or after January 1, 2019, except to the extent otherwise stated in this document. The Plan provisions in effect at the time of termination of employment will apply to the Account of the terminating Participant.

3 010-8914-7945/4 ARTICLE I DEFINITIONS When capitalized, the words and phrases below have the following meanings unless different meanings are clearly required by the context: 1.1 Account The records maintained for purposes of accounting for a Participant’s interest in the Plan. Account may refer to one or all of the following accounts which have been created on behalf of a Participant to hold specific types of Contributions under the Plan. “Account” also means any successor account to the following accounts even if such accounts are titled in a different manner by the Plan’s recordkeeper. The recordkeeper also may establish sub- accounts to hold a portion of amounts held under an Account and loan Accounts to hold: (a) After-Tax Rollover Account - An account created to hold After-tax contributions that are rolled over into the Plan by an Eligible Employee and amounts transferred from the Participant’s after-tax rollover account under the Harsco Retirement Savings and Investment Plan. (b) Altek Match Account – Effective September 5, 2019, an account created to hold amounts transferred from the Participant’s Altek match account under the Harsco Retirement Savings and Investment Plan. (c) Altek Roth Account – Effective September 5, 2019, an account created to hold amounts transferred from the Participant’s Altek Roth account under the Harsco Retirement Savings and Investment Plan. (d) Altek Safe Harbor Match Account – Effective September 5, 2019, an account created to hold amounts transferred from the Participant’s Altek safe harbor match account under the Harsco Retirement Savings and Investment Plan. (e) Beneficiary After-tax Account - An account created to hold all after-tax accounts (i.e. Employee After-tax) when the Beneficiary is also a Plan Participant. These monies shall not be available for Plan loans or hardship withdrawals. (f) Beneficiary Pretax Account - An account created to hold all pretax accounts (i.e. Employee Deferral, Match, Profit Sharing, etc.) when the Beneficiary is also a Plan Participant. These monies shall not be available for Plan loans or hardship withdrawals. (g) Beneficiary Roth Account - An account created to hold all Roth accounts (i.e. Hammco Roth Deferral) when the Beneficiary is also a Plan Participant. These monies shall not be available for Plan loans or hardship withdrawals. (h) Brambles Profit Sharing Account - An account created to hold amounts transferred to the Plan from the Brambles Profit Sharing Plan on behalf of certain Participants.

4 010-8914-7945/4 (i) Employee After-Tax Account - An account created to hold After-tax Contributions and amounts transferred from the Participant’s employee after-tax account under the Harsco Retirement Savings and Investment Plan. (j) Employee Deferral Account - An account created to hold Pre-tax Contributions and amounts transferred from the Participant’s employee deferral account under the Harsco Retirement Savings and Investment Plan. (k) Employee Roth Account – Effective January 1, 2020, an account created to hold Roth Contributions and amounts transferred from the Participant’s employee Roth account under the Harsco Corporation Retirement Savings and Investment Plan. (l) ER Discretionary 3 yr Account - An account created to hold any Company Discretionary Contributions made to the Plan after 2007 and amounts transferred from the Participant’s ER discretionary 3 yr account under the Harsco Retirement Savings and Investment Plan. These contributions include company profit sharing contributions under Section 5.3. (m) ER Discretionary 5 yr Account - An account created to hold any Company Discretionary Contributions made to the Plan prior to 2008 and amounts transferred from the Participant’s ER discretionary 5 yr account under the Harsco Retirement Savings and Investment Plan. These contributions include any discretionary profit sharing contributions under Section 5.3. (n) ESOP Account - An account created to hold dividends paid on Company Stock and amounts transferred from the Participant’s ESOP account under the Harsco Retirement Savings and Investment Plan. (o) Hammco Roth Deferral Account - An account created to hold amounts transferred from the Participant’s Hammco Roth deferral account under the Harsco Retirement Savings and Investment Plan. (p) Hammco Pre-Tax Account - An account created to hold amounts transferred from the Participant’s Hammco pre-tax account under the Harsco Retirement Savings and Investment Plan. (q) Old Company Match Account - An account created to hold amounts transferred from the Participant’s old company match account under the Harsco Retirement Savings and Investment Plan. (r) Prior Company Match Account - An account created to hold matching contributions transferred to the Plan from the Harsco Retirement Savings and Investment Plan and that originally were made on behalf of certain participants under the Recmix of PA, Inc. 401-K Profit Sharing Plan and amounts transferred from the Participant’s prior company match account under the Harsco Retirement Savings and Investment Plan.

5 010-8914-7945/4 (s) Prior Plan Match 3 yr Account - An account created to hold amounts transferred from the Participant’s prior plan match 3 yr account under the Harsco Retirement Savings and Investment Plan. (t) Prior ER Match Pandrol Jackson Account - An account created to hold matching contributions and profit sharing contributions made under the Track Technologies Savings Plan (formerly Pandrol Jackson) on behalf of certain Participants that were transferred to the Plan and amounts transferred from the Participant’s prior ER match Pandrol Jackson account under the Harsco Retirement Savings and Investment Plan. (u) Prior Plan Match Account - An account created to hold matching contributions transferred to the Plan from qualified plans in which certain employees who became employees of the Company in connection with a corporate transaction previously participated. (v) Prior Profit Sharing Account - An account created to hold amounts transferred from the Participant’s prior profit sharing account under the Harsco Retirement Savings and Investment Plan. (w) QDRO Pretax Account - An account created to hold all pretax accounts (i.e. Employee Deferral, Match, Profit Sharing, etc.) when the alternate payee is also a Plan Participant. These monies shall not be available for Plan loans or hardship withdrawals. (x) QDRO After-tax Account - An account created to hold all after-tax accounts (i.e. Employee After-tax) when the alternate payee is also a Plan Participant. These monies shall not be available for Plan loans or hardship withdrawals. (y) QDRO Roth Account - An account created to hold all Roth accounts (i.e. Hammco Roth Deferral) when the alternate payee is also a Plan Participant. These monies shall not be available for Plan loans or hardship withdrawals. (z) QNEC Account - An account created to hold Qualified Non-Elective Contributions and amounts transferred from the Participant’s QNEC account under the Harsco Retirement Savings and Investment Plan. (aa) Rollover Account - An account created to hold Rollover Contributions, other than After-tax amounts rolled over into the. Plan by an Eligible Employee and amounts transferred from the Participant’s rollover account under the Harsco Retirement Savings and Investment Plan. (bb) Roth Rollover Account - Effective January 1, 2020, an account created to hold Roth Rollover Contributions that are rolled over into the Plan by an Eligible Employee and amounts transferred from the Participant’s Roth rollover account under the Harsco Retirement Savings and Investment Plan.

6 010-8914-7945/4 (cc) Sherwood Prior Match Account - An account created to hold matching contributions transferred to the Plan on behalf of certain Participants from the Sherwood Selpac Corporation Profit Sharing Thrift Plan. (dd) Sherwood Prior Match 100% Vested Account - An account created to hold amounts transferred from the Participant’s Sherwood prior match account under the Harsco Retirement Savings and Investment Plan. (ee) Transfer RSIP Match 100% Vested Account - An account created to hold amounts transferred from the Participant’s unrestricted company match account under the Harsco Retirement Savings and Investment Plan. (ff) Unrestricted Company Match Account - An account created to hold Company Matching Contributions made to this Plan. 1.2 ACP or Average Contribution Percentage The percentage calculated in accordance with Section 12.1. 1.3 Administrator The Company, which may delegate all or a portion of the duties of the Administrator under the Plan to a Committee in accordance with Section 15.6. 1.4 ADP or Average Deferral Percentage The percentage calculated in accordance with Section 12.1. 1.5 Beneficiary The person or persons who are to receive benefits after the death of the Participant pursuant to the Beneficiary designation paragraph in Section 11.9, or as a result of a QDRO. 1.6 Break in Service The fifth anniversary (or sixth anniversary if absence from employment was due to a Parental Leave) of the date on which a Participant’s employment with all Related Companies ends. 1.7 Code The Internal Revenue Code of 1986, as amended. Reference to any specific Code section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

7 010-8914-7945/4 1.8 Committee If applicable, the Plan Administrative Committee which is appointed by the Company to administer the Plan in accordance with Section 15.6. 1.9 Company Harsco Corporation or any successor by merger, purchase or otherwise. 1.10 Company Stock Company Stock” means any qualifying employer security within the meaning of Code sections 4975(e)(8) and 407(d)(1) of ERISA and Regulations thereunder. The term “Qualifying Employer Securities” is defined as follows: (a) The term “Employer Securities” means common stock issued by the employer (or by corporation which is a member of the same controlled group) which is readily tradable on an established securities market. (b) If there is no common stock which meets the requirements of paragraph (1), the term “Employer Securities” means common stock issued by the employer (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of (1) that class of common stock of the employer (or of any other such corporation) having the greatest voting power, and (2) that class of common stock of the employer (or of any other such corporation) having the greatest dividend rights. The terms “readily tradable on an established securities market” and “readily tradable on an established market” mean employer securities that are readily tradable on an established securities market within the meaning of Code section 1.401(a)(35)-1(f)(5) for purposes of Code sections 401(a)(28)(C) and of 401(a)(22). 1.11 Compensation The sum of a Participant’s Taxable Income and salary reductions, if any, pursuant to Code sections 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 414(h)(2) or 457, including differential wage payments within the meaning of Code section 414(u)(12)(D) that are paid to an Employee by any Related Company, but excluding any taxable fringe benefits such as restricted stock, moving expenses, tuition reimbursements and imputed income from life insurance. Compensation also shall not include any payments made to a Participant following his termination of employment with the Employer other than payments made to the Participant by the later of (a) two and one-half (2-1/2) months after the date of the Participant’s termination of employment with the Employer, or (b) the end of the limitation year that includes the date of the Participant’s termination of employment with the Employer,

8 010-8914-7945/4 provided that, absent a termination of employment, such payments (A) would have been paid to the Participant if the Participant had continued in employment with the Employer, and (B) are regular compensation for services performed during the Participant’s regular working hours, compensation for services outside the Participant’s regular working hours (such as overtime or shift differential pay), commissions, bonuses, or other similar compensation. For purposes of determining benefits under this Plan, Compensation for any Plan Year is limited to the dollar limitations provided for under Code section 401(a)(17) and 415(d), as indexed for cost of living adjustment. Currently this limit is $280,000 for 2019. For the purpose of determining HCEs and key employees, Compensation for the entire Plan Year shall be used. For the purpose of determining ADP and ACP, Compensation shall be limited to amounts paid to an Eligible Employee while such Eligible Employee is a Participant. 1.12 Contribution An amount contributed to the Plan by the Employer or an Eligible Employee, and allocated by contribution type to Participants’ Accounts, as described in Section 1.1. Specific types of contribution include: (a) After-tax Contribution - An amount contributed by a Participant on an After-tax basis. (b) Company Matching Contribution - An amount, if any, contributed by the Employer on an eligible Participant’s behalf based upon the amount contributed by the eligible Participant. The Employer reserves the right to adjust the level of Company Matching Contributions or to make no Company Matching Contributions. (c) Pre-tax Contribution - An amount contributed by the Employer on an eligible Participant’s behalf in conjunction with the Participant’s Code section 401(k) salary deferral election. (d) Prior Match Contribution - An amount previously contributed by the Employer on an eligible Participant’s behalf based upon the amount contributed to the Plan by the Participant under former Plan provisions, which continue to be accounted for in the Plan. (e) Prior Employer Contribution - An amount previously contributed either (1) as employer matching contributions and profit sharing contributions under the Track Technologies Savings Plan prior to the merger with this Plan effective July 1, 2002, or (2) contributions from the Maryland Slag Co. Retirement Savings Plan prior to the merger with this Plan effective November 1, 2003, which continue to be accounted for under this Plan. (f) Profit Sharing Contribution - An amount, if any, contributed by the Company on an eligible Participant’s behalf based upon the terms of the eligible Participant’s collective bargaining agreement, if any, or based upon the discretion of the

9 010-8914-7945/4 Company’s board of directors regardless of the existence of a collective bargaining agreement. (g) Qualified Non-Elective Contribution - An amount contributed by the Employer on behalf of eligible NHCE Participants to enable the Plan to satisfy the testing requirements contained in Article XII or to correct certain administrative errors pursuant to a voluntary correction program approved by the Internal Revenue Service. The Employer reserves the right to either make Qualified Non-Elective Contributions or to reduce the Accounts of HCEs as needed to pass the required testing. (h) Rollover Contribution - An amount contributed by an Eligible Employee which originated from another employer’s qualified plan. (i) Roth Contributions - Effective January 1, 2020, an amount contributed by the Employer on an eligible Participant's behalf in conjunction with the Participant's Code section 401(k) salary deferral election that are designated by the Participant as Roth Contributions. Roth Contributions are included in the Participant's gross income pursuant to applicable federal income tax law. (j) Special Contribution – An amount contributed by the Employer on behalf of each Employee to enable the Plan to satisfy the Top Heavy requirements contained in Article XIV. 1.13 Contribution Dollar Limit The annual limit placed on each Participant’s Pre-tax Contributions exclusive of Catch-up Contributions, which shall be $19,000 for calendar year 2019 adjusted in future years for cost of living increases in accordance with Code section 402(g). For purposes of this Section, a Participant’s Pre-tax Contributions shall include (i) any Employer contribution, exclusive of Catch-up Contributions, made under any qualified cash or deferred arrangement as defined in Code section 401(k) to the extent not includible in gross income for the taxable year under Code section 402(e)(3) or 402(h)(1)(B) (determined without regard to Code section 402(g)) and (ii) any Employer contribution, exclusive of Catch-up Contributions, to purchase an annuity contract under Code section 403(b) under a salary reduction agreement (within the meaning of Code section 3121(a)(5)(D)). 1.14 Direct Rollover A payment from the Plan to an Eligible Retirement Plan specified by a Distributee. 1.15 Disability A Participant’s total and permanent, mental or physical disability resulting in termination of employment with all Related Companies as evidenced by presentation of medical evidence satisfactory to the Administrator.

10 010-8914-7945/4 1.16 Distributee An Employee or former Employee, the surviving spouse of an Employee or former Employee, a Beneficiary who is a Designated Beneficiary within the meaning of Code section 401(a)(9)(E) and as defined in Appendix A, and a spouse or former spouse of an Employee or former Employee determined to be an alternate payee under a QDRO. 1.17 Effective Date The effective date of the Plan is January 1, 1979. 1.18 Eligible Employee An Employee of an Employer, except any Employee: (a) whose compensation and conditions of employment are covered by a collective bargaining agreement to which an Employer is a party, unless the agreement calls for the Employee’s participation in the Plan; (b) who is compensated by the Employer on a salaried basis or on an hourly basis and is an Eligible Employee under the Harsco Retirement Savings and Investment Plan, including, but not limited to, an Employee of Air-X-Changers or Harsco Rail (except those employed in the Ludington, MI union group) who is compensated on an hourly basis; (c) who is treated as an Employee because he or she is a Leased Employee; (d) who is a nonresident alien who (i) either receives no earned income (within the meaning of Code section 911(d)(2)), from sources within the United States under Code section 861(a)(3); or (ii) receives earned income from sources within the United States but such income is exempt from United States income tax under an applicable income tax convention; (e) is classified by the Employer as an independent contractor but who is later determined to have been an Employee; or. (f) who becomes an employee of the Company or a Related Company in connection with the acquisition by the Company or a Related Company of the stock or assets of an unrelated company or the merger of an unrelated company into the Page 1 of Company or a Related Company, unless the Company determines that such employees shall be eligible to participate in the Plan. 1.19 Eligible Retirement Plan An individual retirement account or annuity described in Code section 408, a defined contribution plan that meets the requirements of Code section 401(a) and accepts rollovers, an annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), an eligible plan described in Code section 457(b) which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political

11 010-8914-7945/4 subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, a Roth IRA described in Code section 408A(b) or any other type of plan that is included within the definition of “eligible retirement plan” under Code section 401(a)(31)(E). The term “eligible retirement plan”, as defined in this Section 1.19, shall apply in the case of a distribution to a spouse after a Participant’s death, or to a spouse or former spouse who is an Alternate Payee pursuant to a QDRO. Notwithstanding the foregoing, with respect to a Beneficiary who is not a Participant’s spouse and who is eligible to elect a direct rollover as provided in Section 11.13, an “eligible retirement plan” shall mean only an individual retirement account or annuity described in Code section 408 and provided for in Section 11.13. 1.20 Eligible Rollover Distribution A distribution of all or any portion of the balance to the credit of a Distributee, excluding a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of a Distributee or the joint lives (or joint life expectancies) of a Distributee and the Distributee’s Beneficiary, or for a specified period of ten years or more; a distribution to the extent such distribution is required under Code section 401(a)(9); a distribution made on account of hardship; and the portion of a distribution that is not includible in a Distributee’s gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Notwithstanding this final exclusion, the portion of a distribution that consists of after-tax employee contributions which are not includable in a Distributee’s gross income shall not fail to be an Eligible Rollover Distribution if it is transferred to an individual retirement account or annuity described in Code sections 408(a) or (b) or to a defined contribution plan described in Code sections 401(a) or 403(a) that agrees to separately account for amounts so transferred based on the portion includable in gross income and the portion not so includable. 1.21 Employee An individual who is: (a) directly employed by any Related Company and for whom any income for such employment is subject to withholding of income or social security taxes; (b) a Leased Employee; or (c) to the extent required by Code section 414(u)(12), an individual receiving differential wage payments (within the meaning of Code section 414(u)(12)(D)) from any Related Company. 1.22 Employer The Company and any Subsidiary or other Related Company of either the Company or a Subsidiary which adopts this Plan with the approval of the Company.

12 010-8914-7945/4 1.23 ERISA The Employee Retirement Income Security Act of 1974, as amended. Reference to any specific section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section. 1.24 ESOP Component The portion of the Plan that is intended to qualify as an employee stock ownership plan as defined in Code section 4975(e)(7). 1.25 ESOP Investment Fund The fund maintained for a Participant’s (or his Beneficiary’s) allocable share of Company cash contributions to the ESOP Component of the Plan and the Participant’s allocable share of cash dividends on Company Stock in the ESOP Component. 1.26 Forfeiture Account An account holding amounts forfeited by Participants who have left the Employer pending disposition as provided in this Plan and as directed by the Administrator. 1.27 HCE or Highly Compensated-Employee An Employee described as a Highly Compensated Employee in Article XII. 1.28 Hour of Service Each hour for which an Employee is entitled to: (a) payment for the performance of duties for any Related Company; (b) payment from any Related Company for any Period of Employment during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service; (c) back pay, irrespective of mitigation of damages, by award or agreement with any Related Company (and these hours shall be credited to the period to which the agreement pertains); or (d) no payment, but is on a Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule). The crediting of hours for which no duties are performed shall be in accordance with Department of Labor regulation sections 2530.200b-2(b) and (c). Actual hours shall be used whenever an accurate record of hours is maintained for an Employee. Otherwise, an

13 010-8914-7945/4 equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour. The payroll period equivalencies are 45 hours weekly, 90 hours biweekly, 95 hours semimonthly and 190 hours monthly. An Employee’s service with a predecessor or acquired company shall only be counted in the determination of his or her Hours of Service for eligibility and/or vesting purposes if (1) the Company directs that credit for such service be granted, or (2) a qualified plan of the predecessor or acquired company is subsequently maintained by any Employer or Related Company. In accordance with the prior paragraph, the Company will recognize all service from date of hire with the predecessor employer for Employees who become Employees of the Company due to the stock acquisition of Brambles USA, Inc. by the Company as of December 29, 2005. 1.29 Ineligible The Plan status of an individual during the period in which he or she is (1) an Employee of a Related Company which is not then an Employer, (2) an Employee, but not an Eligible Employee, or (3) not an Employee. 1.30 Investment Fund or Fund An investment fund as described in Section 16.2. 1.31 Leased Employee “Leased Employee” shall mean any person, other than a common law employee of the Employer, who provides services for the Employer if the following conditions are met: (a) such services are provided pursuant to an agreement between the Employer and a leasing organization, (b) such person has performed services for the Employer (or the Employer and a “related person” as that term is defined in Code section 414(n)(6)) on a substantially full-time basis for a period of at least one (1) year, and (c) such services are performed under primary direction or control of the recipient. Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee of the Employer if: (d) such person is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee’s gross income under a 401(k) plan, a cafeteria plan pursuant to Code section 125, a simplified employee pension (SEP)

14 010-8914-7945/4 pursuant to Code section 402(h) or a tax sheltered annuity pursuant to Code section 403(b), (2) immediate participation, and (3) full and immediate vesting; and (e) Leased Employees do not constitute more than twenty percent (20%) of the recipient’s nonhighly compensated workforce. For purposes of this Plan, contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. 1.32 Leave of Absence A period during which an individual is deemed to be an Employee, but is absent from active employment, provided that the absence: (a) was authorized by a Related Company; or (b) was due to military service in the United States armed forces and the individual returns to active employment within the period during which he or she retains employment rights under federal law. 1.33 NHCE or Non Highly Compensated Employee An Employee described as a Non Highly Compensated Employee in Article XII. 1.34 Normal Retirement Date The later of the date of a Participant’s 65th birthday or the Participant’s attainment of five Years of Vesting Service. With respect to a Participant with a Prior Employer Account from the Maryland Slag Co. Retirement Savings Plan, the date of the Participant’s 65th birthday. 1.35 Owner A person with an ownership interest in the capital, profits, outstanding stock or voting power of a Related Company within the meaning of Code section 318 or 416 (which exclude indirect ownership through a qualified plan). 1.36 Parental Leave The period of absence from work by reason of pregnancy, the birth of an Employee’s child, the placement of a child with the Employee in connection with the child’s adoption, or caring for such child immediately after birth or placement as described in Code section 410(a)(5)(E).

15 010-8914-7945/4 1.37 Participant An Eligible Employee who begins to participate in the Plan after completing the eligibility requirements as described in Section 2.1. An Eligible Employee who makes a Rollover Contribution prior to completing the eligibility requirements as described in Section 2.1 shall also be considered a Participant except for purposes of provisions related to Contributions (other than a Rollover Contribution). A Participant’s participation continues until his or her employment with all Related Companies ends and his or her Account is distributed or forfeited. 1.38 Pay All cash compensation paid to an Eligible Employee by an Employer while a Participant during the current period. Pay shall not include any payments made to a Participant following his termination of employment with an Employer other than payments made to the Participant by the later of (a) two and one-half (2-1/2) months after the date of the Participant’s termination of employment with the Employer, or (b) the end of the limitation year that includes the date of the Participant’s termination of employment with the Employer, provided that, absent a termination of employment, such payments (A) would have been paid to the Participant if the Participant had continued in employment with the Employer, and (B) are regular compensation for services performed during the Participant’s regular working hours, compensation for services outside the Participant’s regular working hours (such as overtime or shift differential pay), commissions, bonuses, or other similar compensation. Pay shall include amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code sections 125, 132(f)(4), 401(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code section 414(h)(2) that are treated as Employer contributions. During any Plan Year, Pay is limited to $200,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d). 1.39 Period of Employment The period beginning on the date an Employee first performs an hour of service for a Related Company and ending on the date his or her employment with the Related Companies ends. Employment ends on the date the Employee quits, retires, is discharged, dies or (if earlier) the first anniversary of his or her absence for any other reason. The period of absence starting with the date an Employee’s employment temporarily ends and ending on the date he or she is subsequently reemployed is (1) included in his or her Period of Employment if the period of absence does not exceed one year, and (2) excluded if such period exceeds one year. Period of Employment includes the period prior to a Break in Service. An Employee’s service with a predecessor or acquired company shall only be counted in the determination of his or her Period of Employment for eligibility and/or vesting purposes

16 010-8914-7945/4 if (1) the Company directs that credit for such service be granted, or (2) a qualified plan of the predecessor or acquired company is subsequently maintained by any Employer or Related Company. 1.40 Plan The Harsco Corporation Savings Plan set forth in this document, as from time to time amended. 1.41 Plan Year The annual accounting period of the Plan which ends on each December 31. 1.42 QDRO A domestic relations order which the Administrator has determined to be a qualified domestic relations order within the meaning of Code section 414(p). 1.43 Related Company With respect to any Employer, that Employer and any corporation, trade or business which is, together with that Employer, a member of the same controlled group of corporations, a trade or business under common control, or an affiliated service group within the meaning of Code section 414(b), (c), (m) or (o). 1.44 Restatement Date The Restatement Date is January 1, 2019. In general, the provisions of this document only apply to Participants who are Employees on or after the Restatement Date. However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Restatement Date. 1.45 Savings Plan Component The portion of the Plan that consists of the profit sharing plan under Code section 401(a) and is not intended to qualify as an employee stock ownership plan. 1.46 Settlement Date For each Trade Date, the Trustee’s next business day. 1.47 Spousal Consent The written consent given by a spouse to a Participant’s election or waiver of a specified form of benefit, including a loan or in-service withdrawal, or Beneficiary designation. The spouse’s consent must acknowledge the effect on the spouse of the Participant’s election, waiver or designation and be duly witnessed by a notary public. Spousal Consent shall be valid only with respect to the spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent. A Participant

17 010-8914-7945/4 may revoke (without Spousal Consent) a prior election, waiver or designation that required Spousal Consent at any time before payments begin. Spousal Consent also means a determination by the Administrator that there is no spouse, the spouse cannot be located, or such other circumstances as may be established by applicable law. 1.48 Subsidiary A company which is 50% or more owned, directly or indirectly, by the Company. 1.49 Taxable Income Compensation in the amount reported by the Employer as “Wages, tips and other compensation” on Form W-2, or any successor method of reporting under Code section 6041(d). 1.50 Trade Date Each day the Investment Funds are valued, which is normally every day the assets of such Funds are traded. 1.51 Trust The legal entity created by those provisions of the Trust document which relate to the Trustee. The Trust is incorporated by reference in the Plan and holds the Plan assets which are comprised of the aggregate of Participants’ Accounts, any unallocated funds invested in deposit or money market type assets pending allocation to Participants’ Accounts or disbursement to pay Plan fees and expenses, and the Forfeiture Account. 1.52 Trustee Wells Fargo Bank, N.A. or any successor thereto. 1.53 Year of Vesting Service A 12 consecutive month Period of Employment Years of Vesting service shall include service credited prior to January 1, 1979.

18 010-8914-7945/4 ARTICLE II ELIGIBILITY 2.1 Eligibility All Eligible Employees as of January 1, 2019 who were participating in the Plan as of December 31, 2018 shall be eligible to participate in this Plan as of January 1, 2019. Each other full-time Eligible Employee shall become a Participant on January 1, 2019 or thereafter, as of the first payroll after the date of hire (or as soon as administratively possible thereafter). A part-time Eligible Employee shall become a Participant on January 1, 2019 or thereafter, as of the first payroll period commencing after the date (or as soon as administratively possible thereafter) he or she is credited with at least 1,000 Hours of Service within the first 12 months of employment or any calendar year thereafter. The initial eligibility period begins on the date an Employee first performs an Hour of Service. Subsequent eligibility periods begin with the start of each Plan Year beginning after the first Hour of Service is performed. An Employee who is (i) an hourly-paid office and clerical employee of the Patterson- Kelley unit of the Company’s Infrastructure Group, (ii) represented by the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers, Clerical Local Lodge No. 397 and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (the “Patterson- Kelley Hourly-Paid Union Clerical Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) an hourly-paid clerical employee of the Patterson-Kelley unit of the Company’s Industrial Division, (ii) represented by the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers, Local Lodge No. 397 and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (the “Patterson-Kelley Hourly-Paid Union Shop Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) an employee at the IKG - Channelview, TX location, (ii) represented by the Cement, Lime, Gypsum, Allied Workers Division of the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmith, Forgers and Helpers AFL- CIO-CFL Local - Lodge, D546, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Channelview Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) an employee at the IKG - Leeds, AL location, (ii) represented by United Steel, Paper and Forestry, Rubber, Manufacturing, Allied Industrial and Service Workers International Union (United Steelworkers or USW) Local No. 9-0542 - Leeds, Alabama, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Leeds Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements.

19 010-8914-7945/4 An Employee who is (i) an employee at the Rail - Ludington, MI location, (ii) represented by Local No. 811 of the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Ludington Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) an employee at the MSVNBC, Plant 126 Hammond, IN location, (ii) represented by the United Steelworkers - Local Union 2003-20, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Hammond Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) an employee at the MSVECR, Plant 123 East Chicago, IN location, (ii) represented by the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union on behalf of Local Union 2003- 34, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“East Chicago Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) an employee at the REED l7, Plant 17 Pawnee location, (ii) represented by Teamsters Local Union No. 279, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Pawnee Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) employed at the MSVPUE, Rocky Mountain Steel - Plant 67 in Pueblo, Colorado location, (ii) represented by the International Union of Operating Engineers, Local 9, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Pueblo Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) employed at the MSVCEU, Natrona Heights, Central East location, (ii) represented by the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers Union (USW), United Steelworkers of America, AFL-CIO-CLC, Local 9445-11 and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Natrona Heights Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements. An Employee who is (i) employed at the MVBRI, Plant 124, Braddock location, (ii) represented by the International Union of Operating Engineers, Local No. 66BRI, and covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Braddock Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements.

20 010-8914-7945/4 2.2 Ineligible Employees If an Employee completes the above eligibility requirements, but is Ineligible at the time participation would otherwise begin (if he or she were not Ineligible), he or she shall become a Participant on the first subsequent date on which he or she is an Eligible Employee. 2.3 Ineligible or Former Participants A Participant may not make or share in Plan Contributions nor generally be eligible for new Plan loans during the period he or she is Ineligible, but he or she shall continue to participate for all other purposes. An Ineligible Participant or former Participant shall automatically become an active Participant on the date he or she again becomes an Eligible Employee. 2.4 Transferred Employees An Eligible Employee who was a participant in the Harsco Retirement Savings and Investment Plan until he or she transferred employment to a position that made him or her an Eligible Employee shall be eligible to participate in the Plan only when the Employee is no longer an active participant in any other tax-qualified retirement plan to which a Related Company is contributing.

21 010-8914-7945/4 ARTICLE III PARTICIPANT CONTRIBUTIONS 3.1 Pre-tax Contribution Elections and Automatic Enrollment Feature (a) Subject to the Contribution Percentage Limits set forth in Section 3.5, upon becoming a Participant, an Eligible Employee may elect to reduce his or her Compensation by an amount which does not exceed the Contribution Dollar Limit and have such amount contributed to the Plan by the Employer as a Pre-tax Contribution. Effective January 1, 2020, a Participant may designate all or a portion of such Pre-Tax Contributions as Roth Contributions and any such designation shall be irrevocable once the Roth Contribution provided for therein has been effected provided that such designation may be changed prospectively by the Participant by submitting a new Contribution election. The election shall be made as a whole percentage of Compensation in such manner and with such advance notice as prescribed by the Administrator. An Eligible Employee who is automatically enrolled in the Plan, as provided in Section 3.1(b), is deemed to have elected to make Pre-tax Contributions to the Plan. In no event shall an Employee’s Pre-tax Contributions ( and effective January 1, 2020 Roth Contributions) under the Plan and all other plans, contracts or arrangements of all Related Companies exceed the Contribution Dollar Limit for the Employee’s taxable year beginning in the Plan Year, except that any Catch-up Contributions made by an Employee pursuant to Section 3.8 of the Plan shall not be taken into account for this purpose. (b) An individual who first becomes an Eligible Employee after January 1, 2019, will automatically become a Participant in the Plan and such Eligible Employee’s Pre- tax Contributions will automatically commence at the rate of three percent (3%) of Compensation as soon as administratively practicable (but in no event sooner than thirty (30) days) after the later of January 1, 2019 or the Eligible Employee’s date of hire, unless such Eligible Employee elects to modify the amount of such automatic Pre-tax Contributions by submitting to the Administrator a Pre-tax contribution election that modifies or revokes such automatic Pre-tax Contributions. A Participant’s automatic Pre-tax Contributions will be deducted from Compensation that is paid to such Participant for his first pay period coinciding with or next following the date on which his automatic Pre-tax Contributions become effective (or as soon as administratively practicable), and for all subsequent pay periods unless and until such Participant submits a Pre-tax Contribution election that modifies or revokes such automatic Pre-tax Contributions to the Administrator. Any modification or revocation of a Participant’s automatic Pre-tax Contributions will be implemented as of the first day of the pay period coinciding with or next following the Administrator’s receipt of a Pre-tax Contribution election with respect to the desired modification or revocation (or as soon as administratively practicable). Pre-tax Contributions that are made pursuant to the automatic enrollment feature described in this Section 3.1(b) will be invested in the default Investment Fund pursuant to Section 7.4 until the Participant provides investment directions pursuant to Section 7.2.

22 010-8914-7945/4 (c) A Transferred Employee’s election to reduce his or her Compensation under the Harsco Retirement Savings and Investment Plan that was in effect immediately prior to becoming an Eligible Employee shall be deemed such Transferred Employee’s initial election under this Plan. The term Transferred Employee means an Employee as described in Section 2.4 of the Plan. 3.2 After-tax Contribution Election Upon becoming a Participant, an Eligible Employee may elect to make After-tax Contributions to the Plan in an amount which does not exceed the limits described in Section 3.5. The election shall be made as a whole percentage of Pay in such manner and with such advance notice as prescribed by the Administrator. 3.3 Changing a Contribution Election A Participant who is an Eligible Employee may change his or her Pre-tax, Roth and/or After-tax Contribution election at any time in such manner and with such advance notice as prescribed by the Administrator, and such election shall become effective with the first payroll period commencing after such date (or as soon as administratively practicable thereafter). A Participant’s Contribution election percentages shall automatically apply to Pay increases or decreases. 3.4 Revoking and Resuming a Contribution Election A Participant may revoke his or her Pre-tax, Roth and/or After-tax Contribution election at any time in such manner and with such advance notice as prescribed by the Administrator, and such election shall be effective with the first payroll paid after such date (or as soon as administratively practical thereafter). A Participant may resume Pre-tax, Roth and/or After-tax Contributions by making a new Contribution election at the same time in which a Participant may change his or her election in such manner and with such advance notice as prescribed by the Administrator, and such election shall be effective with the first payroll paid after such date (or as soon as administratively practical thereafter). 3.5 Contribution Percentage Limits As of the Restatement Date, the maximum Contribution Percentages are as follows: Contribution Type Highly Compensated Employees All Other Participants Combined Pre-tax and Roth 75% 75% After-tax 16% 16% Sum of Both 75% 75% Notwithstanding the above limits, with regard to Participants who are eligible to participate in the Plan as a result of a collective bargaining agreement, the Contribution Percentage

23 010-8914-7945/4 Limits shall be as set forth in this Section or as may be established in accordance with the applicable collective bargaining agreement. 3.6 Refunds When Contribution Dollar Limit Exceeded A Participant who makes Pre-tax Contributions and/or Roth Contributions for a calendar year to this and any other qualified defined contribution plan in excess of the Contribution Dollar Limit shall notify the Administrator in writing by the following March 1 (or as late as April 14 if allowed by the Administrator) that an excess has occurred. In this event, the amount of the excess specified by the Participant, adjusted for investment gain or loss, shall be refunded to him or her by April 15 and shall not be included as an Annual Addition under Code section 415 for the year contributed. Refunds shall not include investment gain or loss for the period between the end of the applicable Plan Year and the date of- distribution. Any Company Matching Contributions attributable to refunded excess Pre- tax Contributions and/or Roth Contributions as described in this Section shall be deemed a Contribution made by reason of a mistake of fact, removed from the Participant’s Account and treated as forfeited. 3.7 Timing, Posting and Tax Considerations Participants’ Contributions, other than Rollover Contributions, may only be made through payroll deduction. Such amounts shall be paid to the Trustee in cash and posted to each Participant’s Account(s) as soon as such amounts can reasonably be separated from the Employer’s general assets and balanced against the specific amount contributed on behalf of each Participant. In no event, however, shall such amounts be paid to the Trustee later than the 15th business day of the month following the month in which the amounts are deducted from a Participant’s Pay. Pre-tax Contributions and Roth Contributions shall be treated as employer contributions in determining tax deductions under Code section 404(a). 3.8 Catch-up Contributions All Employees who are eligible to make Pre-tax Contributions and Roth Contributions under the Plan and who will attain age 50 before the close of the Plan Year shall be eligible to make Catch-up Contributions in accordance with, and subject to the limitations of, Code section 414(v). Such Catch-up Contributions shall not be taken into account for purposes of the limitations prescribed in Sections 3.1 and 13.2 of the Plan. The Plan shall not be treated as failing to satisfy Code sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the allowance of such Catch-up Contributions.

24 010-8914-7945/4 ARTICLE IV ROLLOVERS & TRUST TO TRUST TRANSFERS 4.1 Rollovers The Administrator may authorize the Trustee to accept a cash rollover contribution, within the meaning of Code section 402(c) or 408(d)(3)(A)(ii), directly from an Eligible Employee or as a Direct Rollover on behalf of the Eligible Employee, even if he or she is not yet a Participant, or is a Participant who has changed to an ineligible classification. Any such rollover contribution may originate from another qualified plan, an annuity contract described in Code section 403(b), or an eligible plan described in Code section 457(b) maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. As part of a rollover contribution, the Administrator, in its discretion, may accept a loan balance which is not in default and otherwise is in compliance with the loan provisions under Article IX. The Employee shall be responsible for furnishing satisfactory evidence, in such manner as prescribed by the Administrator, that the amount is eligible for rollover treatment. A rollover contribution received directly from an Eligible Employee must be paid to the Trustee in cash within 60 days after the date received by the Eligible Employee from a qualified plan or conduit individual retirement account. Contributions described in this paragraph shall be posted to the applicable Employee’s Rollover Account as of the date received by the Trustee. If it is later determined that an amount contributed pursuant to the above paragraph did not in fact qualify as a rollover contribution under Code section 402(c) or 408(d)(3)(A)(ii), the balance credited to the Eligible Employee’s Rollover Account shall immediately be (1) segregated from all other Plan assets, (2) treated as a nonqualified trust established by and for the benefit of the Eligible Employee, and (3) distributed to the Eligible Employee. Any such nonqualifying rollover shall be deemed never to have been a part of the Plan. 4.2 Transfers From Other Qualified Plans The Administrator may instruct the Trustee to receive assets in cash or in-kind (including the outstanding loan balance of any Employee loan not in default) directly from another qualified plan. The Trustee may refuse the receipt of any transfer if: (a) the Trustee finds the in-kind assets unacceptable; or (b) instructions for posting amounts to Participants’ Accounts are incomplete. The Administrator has directed the Trustee to refuse the receipt of any transfer to the Plan if: (a) any amounts are not exempted by Code section 401(a)(11)(B) from the annuity requirements of Code section 417; or (b) any amounts to be transferred include benefits protected by Code section 411(d)(6) which would not be preserved under applicable Plan provisions.

25 010-8914-7945/4 Such amounts shall be posted to the appropriate Accounts of Participants as of the date received by the Trustee. 4.3 Transfers Relating to Employees of Air-X-Changers A Participant who is employed by Air-X-Changers and who became ineligible to participate in this Plan as of the close of business on September 30, 2011 because such employee became eligible to participate in the Harsco Retirement Savings and Investment Plan effective as of October 1, 2011, shall have the right to elect to transfer his Account (including the outstanding loan balance of any loan not in default) to the Harsco Retirement Savings and Investment Plan (at a time determined by the Plan Administrator in its sole and absolute discretion). The amounts so transferred shall be credited to like subaccounts under the Harsco Retirement Savings and Investment Plan and shall be subject to all terms and conditions of the Harsco Retirement Savings and Investment Plan .Upon completion of such transfer, the transferring Participant shall no longer be a Participant in this Plan. 4.4 Transfers of Accrued Benefits to the Harsco Retirement Savings and Investment Plan (a) or purpose of this Section, the term “RSIP” shall mean the Harsco Retirement Savings and Investment Plan. (b) The provisions of this Section shall apply in the following circumstances: (1) A Participant who is an Eligible Employee under this Plan transfers to another position of employment with the Participant’s current Employer or another Employer that is a Subsidiary or Related Company, and (2) as a result, the Participant becomes an eligible employee under the RSIP. (c) If the provisions of this Section apply with respect to a Participant: (1) The Administrator shall direct the Trustee of this Plan to transfer to the trustee of the RSIP, assets of this Plan in an amount equal to the fair market value of the Participant’s Account as of the valuation date of the transfer (including any portion of the Account that is not vested and, if applicable, any loan amounts). (2) As of the date all of the assets are transferred from the Plan to the RSIP (for purposes of this Section, the “Transfer Date”), all of the assets so transferred, shall become assets of the RSIP; and all of the liabilities of this Plan that are attributable to the Participant shall become liabilities of the RSIP. It is intended that this transfer of assets and liabilities shall comply with the requirements of Code section 414(1). (3) Upon the transfer of assets to the RSIP, the Participant shall cease to be a Participant under this Plan, and the former Participant shall become a participant under the RSIP, with an account balance thereunder that is equal

26 010-8914-7945/4 to the Participant’s Account balance under this Plan immediately prior to the Code section 414(1) transfer of assets and liabilities to the RSIP. (d) The assets transferred to the RSIP pursuant to Section 4.4(c) shall be deposited into RSIP sub-accounts, as follows: (1) The amounts credited to the Participant's After-Tax Rollover Account under this Plan shall be transferred to an after-tax rollover account of the Participant under the RSIP. (2) The amounts credited to the Participant's Brambles Profit Sharing Account under this Plan shall be transferred to a Brambles profit sharing account of the Participant under the RSIP. (3) The amounts credited to the Participant's Employee After-Tax Account under this Plan shall be transferred to an employee after-tax account of the Participant under the RSIP. (4) The amounts credited to the Participant’s Employee Deferral Account under this Plan shall be transferred to an employee deferral account of the Participant under the RSIP. (5) The amounts credited to the Participant’s Employee Roth Account under this Plan shall be transferred to an employee Roth account of the Participant under the RSIP. (5) The amounts credited to the Participant's ER Discretionary 3 yr Account under this Plan shall be transferred to a transfer HSP ER discretionary 3 yr account of the Participant under the RSIP. (6) The amounts credited to the Participant's ER Discretionary 5 yr Account under this Plan shall be transferred to an ER discretionary 5 yr account of the Participant under the RSIP. (7) The amounts credited to the Participant's ESOP Account under this Plan shall be transferred to an ESOP account of the Participant under the RSIP. (8) The amounts credited to the Participant’s Prior Company Match Account under this Plan shall be transferred to a prior company match account of the Participant under the RSIP. (9) The amounts credited to the Participant's Prior ER Match Pandrol Jackson Account under this Plan shall be transferred to a prior ER match Pandrol Jackson account of the Participant under the RSIP. (10) The amounts credited to the Participant's Prior Plan Match Account under this Plan shall be transferred to a prior plan match account of the Participant under the RSIP.

27 010-8914-7945/4 (11) The amounts credited to the Participant’s QNEC Account under this Plan shall be transferred to a QNEC account of the Participant under the RSIP. (12) The amounts credited to the Participant’s Rollover Account under this Plan shall be transferred to a rollover account of the Participant under the RSIP. (13) The amounts credited to the Participant’s Roth Rollover Account under this Plan shall be transferred to a Roth rollover account of the Participant under the RSIP. (14) The amounts credited to the Participant’s Sherwood Prior Match Account under this Plan shall be transferred to a Sherwood prior match 3 yr account of the Participant under the RSIP. (15) The amounts credited to the Participant’s Unrestricted Company Match Account under this Plan shall be transferred to a transfer HSP match 3 yr account of the Participant under the RSIP. (e) A Participant’s vested interest under the RSIP in his or her ER Discretionary 3 yr Account, ER Discretionary 5 yr Account, Unrestricted Company Match Account, and Sherwood Prior Match Account under this Plan shall be determined as follows: (1) If the Participant’s vested interest is 100% as of the Transfer Date, the Participant’s vested interest shall be 100% at all times thereafter. (2) If the Participant’s vested interest is less than 100% as of the Transfer Date, thereafter, the Participant’s vested interest under the RSIP shall be based on the terms of the RSIP, and all of the Participant’s employment with all Related Companies before and after the Transfer Date; provided, however, that in no event shall the Participant’s vested interest under the RSIP be a lesser percentage than it could be under the terms of this Plan as in effect on the Transfer Date. (f) A Participant’s account under the RSIP shall be invested in the investment funds maintained under the RSIP trust, in accordance with procedures established under the RSIP. After the Transfer Date, the Participant’s account under the RSIP shall be credited or charged with investment gains and losses, and charged with expenses, of the RSIP, pursuant to its terms; and the Participant shall have the opportunity to direct investment of the Participant’s account pursuant to the terms of the RSIP, and applicable administrative procedures implemented by the administrator of the RSIP. (g) On and after the transfer date, any designation of Beneficiary made by a Participant under this Plan shall be recognized under the RSIP. Thereafter, the designated beneficiary of a participant in the RSIP who formerly participated in this Plan shall be determined solely in accordance with the terms of the RSIP and any designation of beneficiary forms completed by the participant in accordance with the terms and administrative procedures in effect under the RSIP from time to time.

28 010-8914-7945/4 4.5 Transfers of Accrued Benefits from the Harsco Retirement Savings and Investment Plan (a) For purpose of this Section, the term “RSIP” shall mean the Harsco Retirement Savings and Investment Plan. (b) The provisions of this Section shall apply in the following circumstances: (1) A Participant who is an eligible employee under the RSIP transfers to another position of employment with the Participant’s current Employer or another Employer that is a Subsidiary or Related Company, and (2) as a result, the Participant becomes an Eligible Employee under this Plan. (c) If the provisions of this Section apply with respect to a Participant: (1) The Administrator shall direct the Trustee of this Plan to accept from the trustee of the RSIP, assets of the RSIP in an amount equal to the fair market value of the Participant’s account under the RSIP as of the valuation date of the transfer (including any portion of the account that is not vested and, if applicable, any loan amounts). (2) As of the date all of the assets are transferred from the RSIP to this Plan (for purposes of this Section, the “Transfer Date”), all of the assets so transferred shall become assets of this Plan; and all of the liabilities of the RSIP that are attributable to the Participant shall become liabilities of this Plan. It is intended that this transfer of assets and liabilities shall comply with the requirements of Code section 414(1). (3) Upon the transfer of assets from the RSIP, the Participant shall cease to be a participant under the RSIP, and the former participant shall become a Participant under this Plan, with an Account balance hereunder that is equal to the Participant’s account balance under the RSIP immediately prior to the Code section 414(1) transfer of assets and liabilities to the RSIP. (d) The assets transferred from the RSIP pursuant to Section 4.5(c) shall be deposited into sub-accounts under this Plan, as follows: (1) The amounts credited to the Participant’s after-tax rollover account under the RSIP shall be transferred to the After-Tax Rollover Account of the Participant under this Plan. (2) The amounts credited to the Participant’s Altek match account under the RSIP shall be transferred to the Altek Match Account of the Participant under this Plan. (3) The amounts credited to the Participant’s Altek Roth account under the RSIP shall be transferred to the Altek Roth Account of the Participant under this Plan.

29 010-8914-7945/4 (4) The amounts credited to the Participant’s Altek safe harbor match account under the RSIP shall be transferred to the Altek Safe Harbor Match Account of the Participant under this Plan. (5) The amounts credited to the Participant’s employee after-tax account under the RSIP shall be transferred to the Employee After-Tax Account of the Participant under this Plan. (6) The amounts credited to the Participant’s employee deferral account under the RSIP shall be transferred to the Employee Deferral Account of the Participant under this Plan. (7) The amounts credited to the Participant’s employee Roth account under the RSIP shall be transferred to the Employee Roth Account of the Participant under this Plan. (8) The amounts credited to the Participant’s ER discretionary 3 yr account under the RSIP shall be transferred to the ER Discretionary 3 yr Account of the Participant under this Plan. (9) The amounts credited to the Participant’s ER discretionary 5 yr account under the RSIP shall be transferred to the ER Discretionary 5 yr Account of the Participant under this Plan. (10) The amounts credited to the Participant’s ESOP account under the RSIP shall be transferred to the ESOP Account of the Participant under this Plan. (11) The amounts credited to the Participant’s Hammco Roth deferral account under the RSIP shall be transferred to the Hammco Roth Deferral Account of the Participant under this Plan. (12) The amounts credited to the Participant’s Hammco pre-tax account under the RSIP shall be transferred to the Hammco Pre-Tax Account of the Participant under this Plan. (13) The amounts credited to the Participant’s old company match account under the RSIP shall be transferred to the Old Company Match Account of the Participant under this Plan. (14) The amounts credited to the Participant’s prior company match account under the RSIP shall be transferred to the Prior Company Match Account of the Participant under this Plan. (15) The amounts credited to the Participant’s prior ER match Pandrol Jackson account under the RSIP shall be transferred to the Prior ER Match Pandrol Jackson Account of the Participant under this Plan.

30 010-8914-7945/4 (16) The amounts credited to the Participant’s prior plan match 3 yr account under the RSIP shall be transferred to the Prior Plan Match 3 yr Account of the Participant under this Plan. (17) The amounts credited to the Participant’s prior profit sharing account under the RSIP shall be transferred to the Prior Profit Sharing Account of the Participant under this Plan. (18) The amounts credited to the Participant’s QNEC account under the RSIP shall be transferred to the QNEC Account of the Participant under this Plan. (19) The amounts credited to the Participant’s rollover account under the RSIP shall be transferred to the Rollover Account of the Participant under this Plan. (20) The amounts credited to the Participant’s Roth rollover account under the RSIP shall be transferred to the Roth Rollover Account of the Participant under this Plan. (21) The amounts credited to the Participant’s Sherwood prior match account under the RSIP shall be transferred to the Sherwood Prior Match 100% Vested Account of the Participant under this Plan. (22) The amounts credited to the Participant’s transfer HSP discretionary 3 yr account under the RSIP shall be transferred to the Transfer HSP ER Discretionary 3 yr Account of the Participant under this Plan. (23) The amounts credited to the Participant’s unrestricted company match account under the RSIP shall be transferred to the Transfer RSIP Match 100% Vested Account of the Participant under this Plan. (e) A Participant’s vested interest under this Plan in his ER discretionary 3 yr account, ER discretionary 5 yr account, and prior plan match 3 yr account under the RSIP shall be determined as follows: (1) If the Participant’s vested interest is 100% as of the Transfer Date, the Participant’s vested interest shall be 100% at all times thereafter. (2) If the Participant’s vested interest is less than 100% as of the Transfer Date, thereafter, the Participant’s vested interest under this Plan shall be based on the terms of this Plan, and all of the Participant’s employment with all Related Companies before and after the Transfer Date; provided, however, that in no event shall the Participant’s vested interest under this Plan be a lesser percentage than it could be under the terms of the RSIP as in effect on the Transfer Date. (f) A Participant’s Account under this Plan shall be invested in the investment funds maintained under this Plan’s Trust, in accordance with procedures established

31 010-8914-7945/4 under this Plan. After the Transfer Date, the Participant’s Account under this Plan shall be credited or charged with investment gains and losses, and charged with expenses, of this Plan, pursuant to its terms; and the Participant shall have the opportunity to direct investment of the Participant’s Account pursuant to the terms of this Plan and applicable administrative procedures implemented by the Administrator of this Plan. (g) On and after the Transfer Date, any designation of beneficiary made by a participant under the RSIP shall be recognized under this Plan. Thereafter, the designated Beneficiary of a Participant in this Plan who formerly participated in the RSIP, shall be determined solely in accordance with the terms of the this Plan, and any designation of Beneficiary forms completed by the Participant in accordance with the terms and administrative procedures in effect under this Plan from time to time. ARTICLE V EMPLOYER CONTRIBUTIONS 5.1 Company Matching Contributions (a) Frequency and Eligibility - For each period for which a Participant makes Pre-tax, Roth Contributions (effective January 1, 2020), and/or After-tax Contributions to the Plan, the Employer may make Company Matching Contributions on behalf of each Participant who contributed during the period. (b) Allocation Method – As of the Restatement Date, the Company Matching Contribution shall be as follows. The Company Matching Contribution (including any Forfeiture Account amounts applied as Company Matching Contributions in accordance with Section 8.4) for each period shall total 50% of the sum of each eligible Participant’s Pre-tax, Roth Contributions (effective January 1, 2020), and After-tax Contributions for the period, provided that no Company Matching Contributions shall be made based upon a Participant’s Contributions in excess of 6% of his or her Pay. The Employer may change the 50% matching rate or the percentage of considered Pay to any other percentages, including 0%, generally by amending the Plan and notifying eligible Participants in sufficient time to adjust their Contribution elections prior to the start of the period for which the new percentages apply. Notwithstanding, with regard to Participants who are eligible to participate in the Plan as a result of a collective bargaining agreement, Company Matching Contributions shall be as set forth in this Article or as may be established in accordance with the applicable collective bargaining agreement as listed in Appendix B. (c) Timing, Medium and Posting - The Employer shall make each period’s Company Matching Contribution in cash as soon as is feasible, and not later than the Employer’s federal tax filing date, including extensions, for deducting such Contribution. The Trustee shall post such amount to each Participant’s Company Matching Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant’s Company Matching Account.

32 010-8914-7945/4 5.2 Qualified Non-Elective Contributions The Employer reserves the right to make Qualified Non-Elective Contributions to accounts of NHCEs in order to pass the required testing described in Article XII. In any year in which the Plan does not meet the testing requirements, the Employer may either reduce accounts of HCEs to pass the test or make a corrective Qualified Non-Elective Contribution. The corrective Qualified Non-Elective Contributions shall be credited to a Participant’s Qualified Non-Elective Contribution Account and shall be immediately fully vested, without regard to a Participant’s age and service, and distributed only under the rules applicable to Pre-tax Contributions and Roth Contributions. 5.3 Company Profit Sharing Contributions (a) Frequency and Eligibility - Each Plan Year, the Company will make a Company Profit Sharing Contribution for a Participant eligible to participate in the Plan as a result of a collective bargaining agreement and as required under the collective bargaining agreement. The Company may also make a Profit Sharing Contribution on behalf of a Participant who is not covered under a collective bargaining agreement at the discretion of the Company’s board of directors. Such contribution will be available if the Participant has completed 1,000 Hours of Service in the Plan Year and is employed with the Company on the last day of the Plan Year. A Participant will be deemed to have met the requirements for a Profit Sharing Contribution if the Participant retired, died or became disabled (as determined by the Social Security Administration) and is eligible for Social Security disability benefits during the Plan Year or if, as of the last day of the Plan Year, the Participant is on a temporary lay-off (scheduled to last for a period of six months or less) or if the Participant is covered under the Company’s short-term disability program. (b) Allocation Method - The Company Profit Sharing Contributions (including any Forfeiture Account amounts applied as Company Profit Sharing Contributions) shall be in accordance with the applicable collective bargaining agreement. The level of Company Profit Sharing Contributions is listed on Appendix B to the Plan. The amount of any Company Profit Sharing Contribution that may be provided to Participants that are not covered under a collective bargaining agreement shall be determined by the Board of Directors. Such Company Profit Sharing Contributions, if any are contributed, shall be allocated to the Accounts of eligible Participants in the proportion that each eligible Participant’s Compensation bears to the aggregate Compensation of all eligible Participants who are entitled to an allocation of the Company Profit Sharing Contribution for such Plan Year. (c) Timing, Medium and Posting - The Company shall make the Company Profit Sharing Contribution in cash as soon as is feasible, and not later than the Company’s federal tax filing date, including extensions, for deducting such Contribution. The Trustee shall post such amount to each Participant’s Company Profit Sharing Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant’s Company Profit Sharing Account.

33 010-8914-7945/4

34 010-8914-7945/4 ARTICLE VI ACCOUNTING 6.1 Individual Participant Accounting The Administrator shall maintain an individual set of Accounts for each Participant in order to reflect transactions both by type of Contribution and investment medium. Financial transactions shall be accounted for at the individual Account level by posting each transaction to the appropriate Account of each affected Participant. Participant Account values shall be maintained in shares for the Investment Funds and in dollars for Participant loan Accounts. At any point in time, the Account value shall be determined using the most recent Trade Date values provided by the Trustee. 6.2 Trade Date Accounting and Investment Cycle Participant Account values shall be determined as of each Trade Date. For any transaction to be processed as of a Trade Date, the Trustee must receive instructions for the transaction by the Trade Date. Such instructions shall apply to amounts held in the Account on that Trade Date. Financial transactions of the Investment Funds shall be posted to Participants’ Accounts as of the Trade Date, based upon the Trade Date values provided by the Trustee, and settled on the Settlement Date. 6.3 Accounting for Investment Funds Investments in each Investment Fund shall be maintained in shares. The Trustee is responsible for determining the share values of each Investment Fund as of each Trade Date. To the extent an Investment Fund is comprised of collective investment funds of the Trustee, or any other fiduciary to the Plan, the share values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. All other share values shall be determined by the Trustee. The share value of each Investment Fund shall be based on the fair market value of its underlying assets. 6.4 Payment of Fees and Expenses Except to the extent Plan fees and expenses related to Account maintenance, transaction and Investment Fund management and maintenance, as set forth below, are paid by the Employer directly, or indirectly, through the Forfeiture Account as directed by the Administrator, such fees and expenses shall be paid as set forth below. To the extent such fees and expenses are not paid by the Employer, Participant Accounts may be reduced for such payments. The Employer may pay a lower portion of the fees and expenses allocable to the Accounts of Participants who are no longer Employees. (a) Account Maintenance - Account maintenance fees and expenses may include, but are not limited to, administrative, Trustee, government annual report preparation, audit, legal, nondiscrimination testing, and fees for any other special services. Account maintenance fees may be paid by the Employer. To the extent that such Account maintenance fees are not paid by the Employer, Participants will be

35 010-8914-7945/4 charged on a per Participant basis, provided that no fee shall reduce a Participant’s Account balance below zero. (b) Transaction - Transaction fees and expenses may include but are not limited to recurring payments, Investment Fund election changes and loan fees. Transaction fees shall be charged to the Employer. (c) Investment Fund Management and Maintenance - Management and maintenance fees and expenses related to the Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund. The Trustee shall have the authority to pay any such fees and expenses, which remain unpaid by the Employer for 60 days, from the Trust. Notwithstanding the foregoing, the Administrator may direct that all or only certain reasonable transaction fees and expenses shall be allocated to and paid from the Accounts of the Participants and their Beneficiaries who engage in such transactions and/or the Administrator may direct that some or all of those transaction fees and expenses shall only be allocated to and paid from the Accounts of terminated Participants and their Beneficiaries to the extent permitted under Code section 411(a)(11) and the regulations and rulings issued thereunder. 6.5 Accounting for Participant Loans Participant loans shall be held in a separate Account of the Participant and accounted for in dollars as an earmarked asset of the borrowing Participant’s Account. 6.6 Error Correction The Administrator may correct any errors or omissions in the administration of the Plan by restoring any Participant’s Account balance with the amount that would be credited to the Account had no error or omission been made. To the extent legally permitted, funds necessary for any such restoration shall be taken from the Forfeiture Account or shall be provided through payment made by the Employer, or by the Trustee or other fiduciary, to the extent the error or omission is attributable to actions or inactions of any such individual or entity. 6.7 Participant Statements The Administrator shall provide Participants with statements of their Accounts not less frequently than annually. 6.8 Special Accounting During Conversion Period In the event the accounting system of the Plan is converted to another system or a new recordkeeper that has a different accounting system than that currently in use by the Plan is selected for the Plan, the Administrator and Trustee may use any reasonable accounting methods in performing their respective duties during the period of converting the accounting system of the Plan. This includes, but is not limited to, the method for allocating

36 010-8914-7945/4 net investment gains or losses and the extent, if any, to which contributions received by and distributions paid from the Trust during this period share in such allocation. 6.9 Accounts for QDRO Beneficiaries A separate Account shall be established for an alternate payee entitled to any portion of a Participant’s Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. In addition, a separate Account may be established during the period of time the Administrator, a court of competent jurisdiction or other appropriate person is determining whether a domestic relations order qualifies as a QDRO. Such a separate Account shall be valued and accounted for in the same manner as any Participant Account. (a) Distributions Pursuant to QDROs - If a QDRO so provides, the portion of a Participant’s Account payable to an alternate payee may be distributed, in a form as permissible under the Distribution Once Employment Ends Section, to the alternate payee at the time specified in the QDRO, regardless of whether the Participant is entitled to a distribution from the Plan at such time. (b) Participant Loans - Except to the extent required by law, an alternate payee, on whose behalf a separate Account has been established, shall not be entitled to borrow from such Account. If a QDRO specifies that the alternate payee is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans shall generally continue to be held in the Participant’s Account and shall not be divided between the Participant’s and alternate payee’s Accounts. (c) Investment Direction - Where a separate Account has been established on behalf of an alternate payee and has not yet been distributed, the alternate payee may direct the investment of such Account in the same manner as if he or she were a Participant. If the alternate payee does not give investment direction to the Plan, the alternate payee’s separate Account will be invested in the Plan’s default investment fund in accordance with Section 7.4.

37 010-8914-7945/4 ARTICLE VII INVESTMENT FUNDS AND ELECTIONS 7.1 Investment Funds Except for Participants’ loan Accounts, the Trust shall be maintained in various Investment Funds. The Administrator shall select the Investment Funds offered to Participants and may change the number or composition of the Investment Funds, subject to the terms and conditions agreed to with the Trustee. 7.2 Investment Fund Elections Each Participant shall direct the investment of all of his or her Contribution Accounts, including amounts credited to the Company Matching Account. A Participant shall make his or her investment election in any combination of one or any number of the Investment Funds offered in accordance with the procedures established by the Administrator and Trustee. However, during a period of converting the Plan’s accounting system as provided in Section 6.8, Trust assets may be held in any investment vehicle permitted by the Plan, as directed by the Administrator, irrespective of Participant investment elections. 7.3 Responsibility for Investment Choice The Plan is intended to comply with the requirements of ERISA Section 404(c) with respect to investment elections made by Participants and Beneficiaries. Each such individual shall be solely responsible for the selection of his or her Investment Fund choices. No fiduciary with respect to the Plan is empowered to advise a Participant or Beneficiary as to the manner in which his or her Accounts are to be invested, and the fact that an Investment Fund is offered shall not be construed to be a recommendation for investment. The Employer, the Administrator, the Trustee and any other person or entity (other than each Participant or Beneficiary with respect to his or her Account) is relieved of any fiduciary duty or responsibility with respect to investment elections (including the failure to elect) made by Participants and Beneficiaries. 7.4 Default if No Election The Administrator shall specify an Investment Fund for the investment of (i) that portion of a Participant’s Account which is not yet held in an Investment Fund and for which no valid investment election is on file; and (ii) that portion of a Participant’s future contributions to the Plan which such Participant has elected to invest in the Company Stock Fund but which would cause the Participant’s investment in the Company Stock Fund to exceed more than twenty percent (20%) of the value of the Participant’s Account. 7.5 Timing A Participant or Beneficiary shall make his or her initial investment election upon becoming a Participant or Beneficiary and may change his or her election at any time in

38 010-8914-7945/4 accordance with the procedures established by the Administrator and Trustee. Investment elections will be effective on the Trade Date which immediately follows the Trustee’s receipt of such investment elections. 7.6 Errors Relating To Participant Investment Directions If a Participant’s change in investment direction or election for redistribution of investments is inadvertently overlooked and discovery of such oversight is made within 45 days after the date the Participant receives his quarterly statement that immediately follows the oversight, the change or redistribution will be made as soon as administratively feasible and the Participant’s Accounts will be retroactively changed or redistributed and treated in the same manner as though his direction to change or redistribute had not been overlooked. If discovery of such oversight is made more than 45 days after the date the Participant receives his quarterly statement that immediately follows the oversight, the Participant’s direction will be immediately implemented but no retroactive correction will be made in the Participant’s Accounts.

39 010-8914-7945/4 ARTICLE VIII VESTING & FORFEITURES 8.1 Fully Vested Contribution Accounts A Participant shall be fully vested in these Accounts at all times: After-Tax Rollover Account Altek Match Account Altek Roth Account Altek Safe Harbor Match Beneficiary After-tax Account Beneficiary Pretax Account Beneficiary Roth Account Brambles Profit Sharing Account Employee After-Tax Account Employee Deferral Account Employee Roth Account ESOP Account Hammco Pre-Tax Account Hammco Roth Deferral Account Old Company Match Account Prior Company Match Account Prior ER Match Pandrol Jackson Account Prior Plan Match Account Prior Profit Sharing Account QDRO After-tax Account QDRO Pretax Account QDRO Roth Account QNEC Account Rollover Account Roth Rollover Account Sherwood Prior Match 100% Vested Account Transfer RSIP Match 100% Vested Account 8.2 Full Vesting upon Certain Events A Participant’s entire Account shall become fully vested once he or she has attained his or her Normal Retirement Date as an Employee or upon his or her leaving the Employer due to his or her Disability or death. In addition, the entire Account of a Participant who dies while performing “qualified military service” as defined in Code section 414(u)(5) shall become fully vested as of the date of the Participant’s death. A Participant whose employment with the Company is terminated as a direct result of the sale of the Infrastructure business by the Company (as listed on Appendix D hereto) shall become fully vested as of the date of his or her termination of employment.

40 010-8914-7945/4 8.3 Vesting Schedule In addition to the vesting provided above, the Unrestricted Company Match Account, ER Discretionary 3 yr Account, Prior Plan Match 3 yr Account, and the Sherwood Prior Match Account shall become vested in accordance with the following schedule: Years of Vesting Service Vesting Percentage Less than 3 0% 3 or more 100% A Participant shall become vested in the portion of his ER Discretionary 5 yr Account in accordance with the following schedule: Years of Vesting Service Vesting Percentage Less than 5 0% 5 or more 100% If this vesting schedule is changed, the vested percentage for each Participant shall not be less than his or her vested percentage determined as of the last day prior to the change, and for any Participant with at least three Years of Vesting Service when the schedule is changed, vesting shall be determined using the more favorable vesting schedule. Notwithstanding the foregoing, any dividends paid under the Company Stock Fund and credited to a Participant’s ESOP Account are at all times 100% vested regardless of whether the Participant is vested in the underlying Account to which such dividends relate. 8.4 Forfeitures In the event a Participant terminates employment before becoming 100% vested in all amounts credited to his Accounts, all amounts that are not vested shall be forfeited as of the Settlement Date following the earlier of: (i) the date of distribution of his or her full vested Account, or (ii) the date he or she incurs a Break in Service. A Participant who terminates employment with no vested interest in his Account shall be deemed to have received a distribution of the entire vested balance of his Account on the date his employment terminates. The Plan shall take Pre-tax Contributions and Roth Contributions into account in determining whether a Participant has a nonforfeitable right to contributions under the Plan for purposes of forfeitures. Forfeitures from all non-vested Accounts shall be transferred to and maintained in a single Forfeiture Account. Forfeiture Account amounts shall be utilized to restore Accounts of rehired Participants and Participants who are entitled to a Contribution under the Plan, to correct errors in Plan administration pursuant to Section 15.8, to pay Plan fees and expenses, and to reduce Company Matching and/or Profit Sharing Contributions as directed by the Administrator. Notwithstanding any other language herein, if a portion of a Participant’s Account is forfeited in accordance with this Section 8.4, any company Stock allocated to the Account of such Participant shall be forfeited only after all other Plan assets allocated to the Participant’s Account have been forfeited.

41 010-8914-7945/4 8.5 Rehired Employees (a) Service - If a former Employee is rehired, the Period of Employment credited prior to his or her termination of employment shall be counted in determining his or her vested interest. (b) Account Restoration - If a former Employee is rehired before he or she has a Break in Service, any amount forfeited when his or her employment last terminated shall be restored to his or her Account. The restoration shall include the interest which would have been credited had such forfeiture been invested in a cash equivalent account from the date forfeited until the date the restoration amount is allocated. The amount shall come from the Forfeiture Account to the extent possible, and any additional amount needed shall be contributed by the Employer that rehired the former Employee. The vested interest in his or her restored Account shall then be equal to: (V% times (AB + D) - D)/ where: V% = current vested percentage AB = current account balance D = amount previously distributed In the event a Participant is reemployed after a termination of employment and either before or after a Break in Service has occurred when he had less than a one hundred percent (100%) vested interest in his Account and forfeited all or a portion of such Account, such Participant shall be given the opportunity to repay any amounts which were distributed to him in order to restore any forfeited amounts. In the event of such repayment, the Employer shall contribute such additional funds to the Plan necessary to restore any forfeiture.

42 010-8914-7945/4 ARTICLE IX PARTICIPANT LOANS 9.1 Participant Loans Permitted Loans to Participants are permitted pursuant to the terms and conditions set forth in this Article. 9.2 Loan Application, Note and Security A Participant shall apply for any loan in such manner and with such advance notice as prescribed by the Administrator. All loans shall be evidenced by a promissory note, secured only by the portion of the Participant’s Account from which the loan is made, and the Plan shall have a lien on this portion of his or her Account. 9.3 Spousal Consent A Participant (other than a Participant who has an Account which includes funds from the Sherwood Selpac Corporation Profit Sharing Thrift Plan or the Track Technologies Savings Plan) is not required to obtain Spousal Consent in order to take out a loan under the Plan. 9.4 Loan Approval The Administrator, or the Trustee if otherwise authorized by the Administrator and expressly agreed to by the Trustee, is responsible for determining that a loan request conforms to the requirements described in this Article and granting such request. No new loan will be approved at any time that an existing loan of the Participant is in default. 9.5 Loan Funding Limits The loan amount must meet all of the following limits as determined as of the date the loan is processed: (a) Plan Minimum Limit - The minimum amount for any loan is $500. (b) Plan Maximum Limit - Subject to the legal limit described in (c) below, the maximum a Participant may borrow is 100% of the fully vested portions of the following Accounts in the following priority order: Employee Deferral Account Rollover Account After-tax Rollover Account Employee After-Tax Account QNEC Account Prior ER Match Pandrol Jackson Account Brambles Profit Sharing Account Roth Rollover Account Employee Roth Account

43 010-8914-7945/4 Altek Roth Account Altek Safe Harbor Match Account Altek Match Account (c) Legal Maximum Limit - The maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is 50% of his or her vested Account balance (including vested Company Matching Contributions and vested Profit Sharing Contributions), not to exceed $50,000. However, the $50,000 maximum is reduced by the Participant’s highest outstanding loan balance during the 12 month period ending on the day before the date as of which the loan is made. For purposes of this paragraph, the qualified plans of all Related Companies shall be treated as though they are part of this Plan to the extent it would decrease the maximum loan amount. 9.6 Maximum Number of Loans A Participant may have a maximum of one loan outstanding at any given time, except that if a Participant had more than one loan outstanding as of January 1, 2003, any such loan shall continue to be outstanding, in accordance with its terms, until paid or otherwise discharged. No new loan will be processed for a participant (i) while any loan (including a grandfathered loan described in the prior sentence) is outstanding; (ii) if a prior loan is in default; or (iii) within six months of the date that an outstanding loan to the Participant is repaid to the Plan in full. 9.7 Source and Timing of Loan Funding A loan to a Participant shall be made solely from the assets of his or her own Accounts. The available assets shall be determined first by Account type and then by investment type within each type of Account. The hierarchy for loan funding by type of Account shall be the order listed in Subparagraph 9.5(b). Within each Account used for funding a loan, amounts shall be taken by type of investment in direct proportion to the market value of the Participant’s interest in each Investment Fund as of the Trade Date on which the loan is processed. Loans will be funded on the Settlement Date following the Trade Date as of which the loan is processed. The Trustee shall make payment to the Participant as soon thereafter as administratively feasible. 9.8 Interest Rate The interest rate charged on Participant loans shall be a fixed reasonable rate of interest, determined from time to time by the Trustee, which provides the Plan with a return commensurate with the prevailing interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances. As of the Restatement Date the interest rate charged on Participant loans shall be calculated by the Trustee as the Prime Rate plus 1% as listed in The Wall Street Journal on the first business day of each month. The interest rate determined will remain fixed throughout the duration of the loan.

44 010-8914-7945/4 9.9 Repayment Substantially level amortization shall be required of each loan with payments made at least monthly, generally through payroll deduction. Loans may be prepaid in full at any time. The Participant may choose the loan repayment period, not to exceed 5 years. However, the term may be for any period not to exceed 15 years, if the purpose of the loan is to acquire the Participant’s principal residence. 9.10 Repayment Hierarchy Loan principal repayments shall be credited to the Participant’s Accounts in the inverse of the order used to fund the loan. Loan interest shall be credited to the Participant’s Accounts in direct proportion to the principal payment. Loan payments are credited by investment type based upon the Participant’s current investment election for new Contributions. 9.11 Repayment Suspension The Administrator may agree to a suspension of loan payments for up to 12 months for a Participant who is on a Leave of Absence without pay. During the suspension period interest shall continue to accrue on the outstanding loan balance. At the expiration of the suspension period all outstanding loan payments and accrued interest thereon shall be due unless otherwise agreed upon by the Administrator. The Administrator may also suspend repayment of a loan during any period of uniformed service as provided under the Uniformed Services Employment and Re-employment Rights Act of 1994. 9.12 Loan Default A loan is treated as a default if a scheduled loan payment is not made by the last day of the calendar quarter following the calendar quarter in which the loan payment was missed. A Participant shall be given written notice of the default and a demand for past due amounts to cure the default before it becomes final. In the event of default, the Administrator may direct the Trustee to report the default as a taxable distribution. As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Administrator may instruct the Trustee to execute upon its security interest in the Participant’s Account by distributing the note to the Participant. 9.13 Call Feature The Administrator shall have the right to call any Participant loan once a Participant’s employment with all Related Companies has terminated or if the Plan is terminated. 9.14 Rollover of Loan Balance To the extent that an Employee makes a rollover contribution to the Plan which includes the balance of a loan, the loan will be administered in accordance with the provisions of this Article IX.

45 010-8914-7945/4 ARTICLE X IN-SERVICE WITHDRAWALS 10.1 In-service Withdrawals Permitted In-service withdrawals to a Participant who is an Employee are permitted pursuant to the terms and conditions set forth in this Article and as required by law pursuant to the terms and conditions set forth in Article XI. The Plan will not permit in-service withdrawals of a Participant’s Employee Deferral Account, Employee Roth Account, or a Qualified Non- Electing Contribution Account for purposes other than the Participant’s death, Disability, retirement, attainment of age 59½ or financial hardship. 10.2 In-service Withdrawal Application and Notice A Participant shall apply for an in-service withdrawal in such manner and with such advance notice as prescribed by the Administrator. The Participant shall be provided the notice prescribed by Code section 402(f). Code sections 401(a)(11) and 417 do not apply to in-service withdrawals under the Plan as described in this section. An in-service withdrawal may therefore commence less than 30 days but no earlier than 7 days after the aforementioned notice is provided, if: (a) the Participant is clearly informed that he or she has the right to a period of at least 30 days after receipt of such notice to consider his or her option to elect or not elect a Direct Rollover for the portion, if any, of his or her in-service withdrawal which will constitute an Eligible Rollover Distribution; and (b) the Participant after receiving such notice, affirmatively elects a Direct Rollover for the portion, if any, of his or her in-service withdrawal which will constitute an Eligible Rollover Distribution or alternatively elects to have such portion made payable directly to him or her, thereby not electing a Direct Rollover. 10.3 Spousal Consent A Participant (other than a Participant with funds in his Account from the Sherwood Selpac Corporation Profit Sharing Thrift Plan or the Track Technologies Savings Plan) is not required to obtain Spousal Consent in order to make an in-service withdrawal under the Plan. 10.4 In-Service Withdrawal Approval The Administrator, or the Trustee if otherwise authorized by the Administrator and expressly agreed to by the Trustee, is responsible for determining that an in-service withdrawal request conforms to the requirements described in this Article and granting such request. 10.5 Minimum Amount, Payment Form and Medium There is no minimum amount for any type of withdrawal.

46 010-8914-7945/4 The form of payment for an in-service withdrawal shall be a single lump sum and payment shall be made in cash or in-kind at the direction of the Participant. With regard to the portion of a withdrawal representing an Eligible Rollover Distribution, a Participant may elect a Direct Rollover. 10.6 Source and Timing of In-Service Withdrawal Funding An in-service withdrawal to a Participant shall be made solely from the assets of his or her own Accounts (other than the Company Matching Account) and will be based on the Account values as of the Trade Date the in-service withdrawal is processed. The available assets shall be determined first by Account type and then by investment type within each type of Account. Within each Account used for funding an in-service withdrawal, amounts shall be taken by type of investment in direct proportion to the market value of the Participant’s interest in each Investment Fund (which excludes Participant loans) as of the Trade Date on which the in-service withdrawal is processed. In-service withdrawals will be funded on the Settlement Date following the Trade Date as of which the in-service withdrawal is processed. The Trustee shall make payment as soon thereafter as administratively feasible. 10.7 Hardship Withdrawals (a) Requirements - A Participant who is an Employee may request the withdrawal of up to the amount necessary to satisfy a severe financial need including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. Only requests for withdrawals (1) on account of a Participant’s Deemed Financial Need, and (2) which are Demonstrated as Necessary to satisfy the financial need will be approved. An Employee shall be required to provide evidence of the financial hardship in such form as the Committee or its delegate shall deem sufficient. (b) Deemed Financial Need - Financial commitments relating to: (1) Effective for distributions prior to January 1, 2020, financial commitments relating to: (i) the payment of unreimbursable medical expenses described under Code section 213(d) incurred (or to be incurred) by the Employee, his or her spouse or dependents; (ii) the purchase (excluding mortgage payments) of the Employee’s principal residence; (iii) the payment of unreimbursable tuition and related educational fees for up to the next 12 months of post-secondary education for the Employee, his or her spouse or dependents;

47 010-8914-7945/4 (iv) the payment of amounts necessary to prevent the Employee from losing his or her principal residence through eviction or foreclosure on the mortgage; (v) to pay burial or funeral expenses for my deceased parent, spouse, children or dependents; (vi) to pay expenses for the repair of damage to my principal residence caused by fires, storm or other casualty; or (vii) any other circumstance that constitutes a severe financial need as specifically authorized and approved by the Committee. (2) Effective for distributions on or after January 1, 2020, financial commitments relating to: (i) expenses for (or necessary to obtain) medical care that would be deductible under Code section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income) that are incurred by the Participant, the Participant’s spouse, or any dependents of the Participant (as defined in Code section 152, without regard to Code section 152(b)(1), (b)(2) or (d)(1)(B)), or the Participant’s Primary Beneficiary (as defined below); (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant; (iii) the payment of tuition, related educational fees, and room and board expenses for up to the next 12 months of post-secondary education for the Participant, the Participant’s spouse, children, or dependents (as defined in Code section 152, without regard to Code section 152(b)(1), (b)(2) or (d)(1)(B)), or the Participant’s Primary Beneficiary (as defined below); (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant’s principal residence; (v) payments for burial or funeral expenses for the Participant’s deceased parent, spouse, children or dependents (as defined in Code section 152, without regard to Code section 152(d)(1)(B)), or the Participant’s Primary Beneficiary (as defined below); (vi) expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code section 165 (determined without regard to Code section 165(h)(5) and whether the loss exceeds 10% of adjusted gross income);

48 010-8914-7945/4 (vii) expenses and losses (including loss of income) incurred by the Participant on account of a disaster declared by the Federal Emergency Management Agency (FEMA) under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, Public Law 100-707, provided that the Participant’s principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster; or (viii) any other circumstance that constitutes a severe financial need as specifically authorized and approved by the Committee. The Participant’s “Primary Beneficiary” is an individual who is named as a Beneficiary under the Plan and has an unconditional right to all or a portion of the Participant’s Account upon the Participant’s death. (c) Demonstrated as Necessary. A withdrawal is demonstrated as necessary to satisfy the Deemed Financial Need only if the withdrawal amount does not exceed the Deemed Financial Need, the Employee represents that he or she is unable to relieve the Deemed Financial Need (without causing further hardship) by doing any or all of the following and the Administrator does not have actual knowledge to the contrary: (1) receiving any reimbursement or compensation from insurance or otherwise; (2) reasonably liquidating his or her assets and the assets of his or her spouse or minor children that are reasonably available to the Employee; (3) for distributions prior to January 1, 2020, ceasing all of his or her contributions to all qualified and nonqualified plans of deferred compensation and all stock option or stock purchase plans maintained by Related Companies; (4) obtaining all other possible withdrawals and (for distributions prior to January 1, 2020) nontaxable loans available from all plans maintained by Related Companies for distributions prior to January 1, 2020; and (5) obtaining all possible loans from commercial sources on reasonable commercial terms. (d) Account Sources for Withdrawal - All available amounts must first be withdrawn from a Participant’s Employee After-Tax Account. The remaining withdrawal amount shall come only from the fully vested amounts credited to the following Accounts, in the following priority order: Rollover Account Employee Deferral Account Prior ER Match Pandrol Jackson Account

49 010-8914-7945/4 Brambles Profit Sharing Account Altek Roth Account Altek Safe Harbor Match Account Altek Match Account Roth Rollover Account Employee Roth Account The amount that may be withdrawn from a Participant’s Employee Deferral Account shall not include any earnings credited to his or her Employee Deferral Account after the start of the first Plan Year beginning after December 31, 1988. (e) Permitted Frequency – A Participant may receive one hardship withdrawal from the Plan during any twelve month period. (f) Eligible Rollover Treatment - Any distribution made as a result of hardship as described above, shall not be treated as an Eligible Rollover Distribution under Code section 402(c)(4)(C). (g) Suspension from Further Contributions - A hardship withdrawal shall result in the suspension of the Participant's ability to make Pre-tax Contributions to the Plan for a period of six (6) months after the hardship withdrawal. Effective January 1, 2020, all suspensions required under this paragraph shall cease and a Participant shall not be required to suspend his or her ability to make Pre-tax Contributions to the Plan in order to receive a hardship distribution. The Plan will not permit the repayment of a hardship withdrawal granted under this Section 10.7. 10.8 After-tax Account Withdrawals (a) Requirements - A Participant who is an Employee may withdraw up to the entire balance from his or her After-tax Account and After-tax Rollover Account (“After- tax Account withdrawal”). After-tax withdrawals will be made pro rata from such Accounts. (b) Permitted Frequency - The maximum number of After-tax Account withdrawals permitted to a Participant is one in any 6 month period. (c) Suspension from Further Contributions - An After-tax Account withdrawal shall not affect a Participant’s ability to make or be eligible to receive further Contributions. 10.9 Rollover Account Withdrawals (a) Requirements - A Participant who is an Employee may withdraw up to the entire balance from his or her Rollover Account, Roth Rollover Account, and After-tax Rollover Account (“Rollover Account withdrawal”). Rollover Account withdrawals will be made pro rata from such Accounts.

50 010-8914-7945/4 (b) Permitted Frequency - The maximum number of Rollover Account withdrawals permitted to a Participant is one in any 6 month period. (c) Suspension from Further Contributions - A Rollover Account withdrawal shall not affect a Participant’s ability to make or be eligible to receive further Contributions. 10.10 Over Age 59½ Withdrawals (a) Requirements - A Participant who is an Employee and over age 59½ may withdraw from the Accounts listed in paragraph (b) below. (b) Account Sources for Withdrawal - The withdrawal amount shall come only from the Participant’s fully vested Accounts, in the following priority order, with the exception that the Participant may instead choose to have amounts taken from his or her Employee After-Tax Account first: Rollover Account After-Tax Rollover Account Employee Deferral Account Employee After-Tax Account QNEC Account Prior ER Match Pandrol Jackson Account Altek Roth Account Altek Safe Harbor Match Account Altek Match Account Roth Rollover Account Employee Roth Account A Participant’s Brambles Profit Sharing Account, Unrestricted Company Match Account, Prior Plan Match Account, Prior Company Match Account, Sherwood Prior Match Account, ER Discretionary 5 yr Account and ER Discretionary 3 yr Account (in that order) may also be included as Account sources for withdrawal by a Participant who is an Employee and who is over age 70-1/2. (c) Permitted Frequency - The maximum number of over age 59½ withdrawals permitted to a Participant is one in any 6 month period. (d) Suspension from Further Contributions - An over age 59½ withdrawal shall not affect a Participant’s ability to make or be eligible to receive further Contributions.

51 010-8914-7945/4 ARTICLE XI DISTRIBUTIONS ONCE EMPLOYMENT ENDS OR AS REQUIRED BY LAW 11.1 Benefit Information, Notices and Elections A Participant, or his or her Beneficiary in the case of his or her death, shall be provided with information regarding all optional times and forms of distribution available, to include the notices prescribed by Code section 402(f) and Code section 411(a)(11). Subject to the other requirements of this Article, a Participant, or his or her Beneficiary in the case of his or her death, may elect, in such manner and with such advance notice as prescribed by the Administrator, to have his or her vested Account balance paid to him or her beginning upon any Settlement Date following the Participant’s termination of employment with all Related Companies or, if earlier, at the time required by law as set forth in Section 11.6. If such distribution is one to which Code sections 401(a)(11) and 417 apply, a distribution may commence less than 30 days, but more than seven days after the aforementioned notices are provided, if: (a) the Participant is clearly informed that he or she has the right to a period of at least 30 days after receipt of such notices to consider the decision as to whether to elect a distribution and, if so, to elect a particular form of distribution, and to elect or not elect a Direct Rollover for all or a portion, if any, of his or her distribution which will constitute an Eligible Rollover Distribution; (b) the Participant after receiving such notice, affirmatively elects a distribution and a Direct Rollover for all or a portion, if any, of his or her distribution which will constitute an Eligible Rollover Distribution or alternatively elects to have all or a portion made payable directly to him or her, thereby not electing a Direct Rollover for all or a portion thereof; and (c) the Participant’s election includes Spousal Consent. 11.2 Spousal Consent A Participant for whom assets were transferred to this Plan from the Sherwood Selpac Corporation Profit Sharing Thrift Plan or the Track Technologies Savings Plan and who elects a life annuity option form of payment is required to obtain Spousal Consent in order to receive a distribution under the Plan. 11.3 Payment Form and Medium A Participant whose vested Account balance is in excess of $5,000 at the time distribution is made or commences to be made may elect to be paid in any of these forms, except that the forms described in (d) are only available to a Participant at the time he or she elects to have his or her vested Account balance paid and for whom assets were transferred to this Plan from the Sherwood Selpac Corporation Profit Sharing Thrift Plan and the forms described in (e) are only available to a Participant at the time he or she elects to have his

52 010-8914-7945/4 or her vested Account balance paid and for whom assets were transferred to this Plan from the Track Technologies Savings Plan: (a) an immediate single lump sum, or (b) a portion paid in an immediate lump sum, and the remainder paid later, or (c) periodic installments over a period not to exceed 15 years or, if less, the life expectancy of the Participant and his or her Beneficiary, or (d) a single life, a single life with a 5, 10 or 15 year term certain, a single life with installment refund, 50%, 66.67%, 75% or 100% joint life with installment refund, a term certain, in whole years of not less than 5 years or more than the life expectancy of the Participant and his or her Beneficiary or a 50% joint life annuity. (e) a monthly life annuity, a survivor annuity payable to the spouse with the surviving benefit of at least 50% and not more than 100% of the payment for the life of the Participant as elected by the Participant, a preretirement survivor annuity upon the death of the Participant for the life of the spouse, monthly installments over a period not exceeding the Participant’s life expectancy or the joint life expectancy of the Participant and a Beneficiary, another form of annuity selected by the Participant or a combination of annuity, installments or lump sum payment. Distribution shall be made in cash. Alternatively, a lump sum payment may be made in a combination of cash and whole shares of Company Stock (to the extent invested in the Company Stock Fund). With regard to the portion of a distribution representing an Eligible Rollover Distribution, a Distributee may elect a Direct Rollover for all or a portion of such amount. In the event an Eligible Rollover Distribution is made to a Distributee whose employment with the Company or any Related Company terminates as a direct result of the sale of an Employer or a business unit of an Employer and who elects to make a Direct Rollover from the Plan to a defined contribution retirement plan maintained by the purchaser of such Employer or business unit, the Plan Administrator in its sole discretion may permit the Direct Rollover of the promissory note relating to an outstanding loan maintained by the Distributee at his termination of employment. Notwithstanding any other provisions of the Plan to the contrary, if the vested value of a terminated, disabled, retired, or deceased Participant’s Account determined as of the date coincident with or immediately following his or her date of retirement, Disability, termination of employment, or death, or as of any date thereafter, does not exceed $1,000, the Administrator shall direct that the vested value of such Account shall be paid in a lump sum to the Participant (or spouse or Beneficiary, if applicable) without his or her written consent (or that of the spouse or Beneficiary, if applicable). No benefits of any other type shall then be payable to such terminated Participant or his or her spouse or Beneficiaries. Notwithstanding any other provisions of the Plan to the contrary, if the vested value of a terminated, disabled, retired or deceased Participant’s Account determined as of the date coincident with or immediately following his or her date of retirement, Disability, termination of employment, or death, or as of any date thereafter, exceeds $1,000 but does

53 010-8914-7945/4 not exceed $5,000, the Administrator will permit the Participant to elect to have the vested value of such Account paid in a lump sum to the Participant (or spouse or Beneficiary, if applicable). The consent of the Participant’s spouse is not required in order to elect a lump sum payment of an amount that does not exceed $5,000. No benefits of any other type shall then be payable to such terminated Participant or his or her spouse or Beneficiaries. For the purposes of the determination under this Section 11.3 of whether the vested value of a Participant’s Account exceeds $1,000 or $5,000, amounts credited to a Participant’s Account that are attributable to rollover contributions pursuant to Article IV shall be taken into account. Unless the Participant or his Beneficiary elects otherwise with respect to the ESOP Component of the Plan, the balance in the Company Stock Fund must be distributed in substantially equal periodic payments (not less frequently than annually) over a period not exceeding five years. If the Participant or his Beneficiary has an accrued balance in the Company Stock Fund exceeding $800,000, the distribution may take place over a period office years plus one year for each $160,000 or fraction thereof that his Company Stock Fund balance exceeds $800,000, as adjusted under Code section 415. 11.4 Source and Timing of Distribution Funding A distribution to a Participant shall be made solely from the assets of his or her own Accounts and will be based on the Account values as of the Trade Date the distribution is processed. The available assets shall be determined first by Account type and then by investment type within each type of Account. Within each Account used for funding a distribution, amounts shall be taken by type of investment in direct proportion to the market value of the Participant’s interest in each Investment Fund as of the Trade Date on which the distribution is processed. Distributions will be funded on the Settlement Date following the Trade Date as of which the distribution is processed. The Trustee shall make payment as soon thereafter as administratively feasible. 11.5 Deemed Distribution For purposes of Section 8.4, vested Account balances will be deemed distributed as of the Settlement Date following the date on which the Administrator has reported to the Trustee that the Participant’s non-vested Account balance shall be forfeited. 11.6 Latest Commencement Permitted In addition to any other Plan requirements and unless a Participant elects otherwise, his or her benefit payments will begin not later than 60 days after the end of the Plan Year in which he or she attains his or her Normal Retirement Date or retires, whichever is later. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than 60 days after the earliest date on which such amount or location is ascertained.

54 010-8914-7945/4 11.7 Payment Within Life Expectancy The Participant’s payment election must be consistent with the requirement of Code section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her Beneficiary may not be recomputed annually. 11.8 Incidental Benefit Rule The Participant’s payment election must be consistent with the requirement that, if the Participant’s spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he or she retires or attains age 70½ (whichever is later), shall not be less than the quotient obtained by dividing (a) the Participant’s vested Account balance as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code section 401(a)(9). Notwithstanding any other provisions of the Plan to the contrary, the Plan must begin to distribute a Participant’s entire interest in the Plan no later than his “Required Beginning Date”. The Required Beginning Date for a Participant other than a five percent (5%) owner of the Employer (as defined in Code section 416(i)(1)) shall be the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70½ or retires. The ability to receive distributions from the Plan by April 1 of the calendar year following the attainment of age 70½ is preserved for Participants who attained age 70½ prior to January 1, 2000. The Required Beginning Date for a five percent (5%) owner is April 1 of the calendar year following the calendar year in which the Participant attains age 70½. 11.9 Beneficiary Designation Each Participant may complete a beneficiary designation form indicating the Beneficiary who is to receive the Participant’s remaining Plan interest at the time of his or her death. The designation may be changed at any time. However, a Participant’s spouse shall be the sole primary Beneficiary unless the designation includes Spousal Consent for another designated Beneficiary. A beneficiary designation form shall not become effective until it is received by the Administrator or its delegate prior to the Participant’s death. If no proper designation is in effect at the time of a Participant’s death or if the Beneficiary does not survive the Participant, the Beneficiary shall be, in the order listed: (a) the Participant’s surviving spouse, (b) the Participant’s children, in equal shares, per stirpes (by right of representation), or (c) the Participant’s estate.

55 010-8914-7945/4 11.10 QJSA and QPSA Information and Elections The following definitions, information and election rules shall apply to any Participant for whom assets were transferred to this Plan from the Sherwood Selpac Corporation Profit Sharing Thrift Plan or the Track Technologies Savings Plan and who elects a life annuity option: (a) Annuity Starting Date - The first day of the first period for which an amount is payable as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit. Such date shall be a date no earlier than the expiration of the seven day period that commences the day after the information described in paragraph (d) below is provided to the Participant. (b) QJSA - A qualified joint and survivor annuity, meaning for a married Participant, a form of benefit payment which is the actuarial equivalent of the Participant’s vested Account balances at the Annuity Starting Date, payable to the Participant in monthly payments for life and providing that, if the Participant’s spouse survives him or her, monthly payments equal to 50% (for Track Technologies Savings Plan Participants an amount between 50% and 100% as elected by the Participant and if no election is made, 50%) of the amount payable to the Participant during his or her lifetime will be paid to the spouse for the remainder of such person’s lifetime and for a single Participant, a form of benefit payment which is the actuarial equivalent of the Participant’s vested Account balances at the Annuity Starting Date, payable to the Participant in monthly payments for life. (c) QPSA - A qualified pre-retirement survivor annuity, meaning that upon the death of a Participant before the Annuity Starting Date, the vested portion of the Participant’s Account becomes payable to the surviving spouse as a life annuity (except to the extent of any outstanding Participant loan balance), unless Spousal Consent has been given permitting payment to a different Beneficiary or the surviving spouse chooses a different form of payment. (d) QJSA Information to a Participant - No more than 90 days before the Annuity Starting Date, each Participant shall be given a written explanation of (1) the terms and conditions of the QJSA, (2) the right to a period of at least 30 days after receipt of the written explanation to make an election to waive this form of payment and choose an optional form of payment and the effect of this election, (3) the right to revoke this election and the effect of this revocation, and (4) the need for Spousal Consent. (e) QJSA Election - A Participant may elect (and such election shall include Spousal Consent if married), at any time within the 90 day period ending on the Annuity Starting Date, to (1) waive the right to receive the QJSA and elect an optional form of payment, or (2) revoke or change any such election. (f) QPSA Beneficiary Information to Participant - Upon becoming a Participant (and with updates as needed to insure such information is accurate and readily available

56 010-8914-7945/4 to each Participant who is between the ages of 32 and 35), each married Participant shall be given written information stating that (1) his or her death benefit is payable to his or her surviving spouse, (2) his or her ability to choose that the benefit be paid to a different Beneficiary, (3) the right to revoke or change a prior designation and the effects of such revocation or change, and (4) the need for Spousal Consent. (g) QPSA Beneficiary Designation by Participant - A married Participant may designate (with Spousal Consent) a nonspouse Beneficiary at any time after the Participant has been given the information in paragraph (f) above and upon the earlier of (1) the date the Participant has terminated employment, or (2) the beginning of the Plan Year in which that Participant attains age 35. (h) QPSA Information to a Surviving Spouse - Each surviving spouse who requests a life annuity form of payment shall be given a written explanation of (1) the terms and conditions of being paid the Participant’s Account balance in the form of a single life annuity, (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of making this election, and (3) the right to revoke this election and the effect of this revocation. (i) QPSA Election by Surviving Spouse - A surviving spouse may elect, at any time up to the Annuity Starting Date, to (1) waive the single life annuity and elect an optional form of payment, or (2) revoke or change any such election. 11.11 Benefits to Minors and Incompetents In case any person entitled to receive payment under the Plan shall be a minor, the Administrator, in its discretion, may dispose of such amount in any one or more of the following ways: (a) By payment thereof directly to such minor; (b) By application thereof for the benefit of such minor; and (c) By payment thereof to either parent of such minor or to any adult person with whom such minor may at the time be living or to any person who shall be legally qualified and shall be acting as guardian of the person or the property of such minor; provided only that the parent or adult person to whom any amount shall be paid shall have advised the Administrator in writing that he or she will hold or use such amount for the benefit of such minor. In the event that it shall be found that a person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified committee or other legal representative), such payment may be made to the spouse, son, daughter, parent, brother, sister or other person deemed by the Administrator to have incurred expense for such person otherwise entitled to payment.

57 010-8914-7945/4 11.12 Unclaimed Benefits If the Administrator is unable to ascertain the whereabouts or identity of a Participant, spouse, Beneficiary or legal representative thereof, who is entitled to a distribution which is due or required to commence under this Article, after having sent proper notification by registered mail to such person’s last known address and when no claim for such benefits has been filed with the Administrator before the end of five years following the date distribution is due or required to commence, then, unless otherwise prohibited by law, the distribution otherwise payable shall be forfeited and such forfeiture shall be used as provided in Section 8.4. In the event that the Participant (or spouse or Beneficiary, if applicable) requests a distribution after a forfeiture has occurred, the amount of such forfeiture shall be restored to his Individual Account through the application of amounts credited to the Forfeiture Account or through a special Employer contribution. 11.13 Non-Spouse Beneficiary Rollover Rights A non-spouse Beneficiary who is a designated Beneficiary” under Code section 401(a)(9)(E) and the Regulations thereunder, by a Direct Rollover, may roll over all or any portion of his or her distribution to an Individual Retirement Account (IRA) the Beneficiary establishes for purposes of receiving the distribution. In order to be able to roll over the distribution, the distribution otherwise must satisfy the definition of an Eligible Rollover Distribution. If a non-spouse Beneficiary receives a distribution from the Plan, the distribution is not eligible for a 60-day (non-direct) rollover. If the Participant’s named Beneficiary is a trust, the Plan may make a Direct Rollover to an IRA on behalf of the trust, provided the trust satisfies the requirements to be a designated Beneficiary within the meaning of Code section 401(a)(9)(E). A non-spouse Beneficiary may not roll over an amount that is a required minimum distribution, as determined under applicable Treasury Regulations and other Internal Revenue Service guidance. If the Participant dies before his or her required beginning date and the non-spouse Beneficiary rolls over to an IRA the maximum amount eligible for rollover, the Beneficiary may elect to use either the 5-year rule or the life expectancy rule, pursuant to Treasury Regulations Section 1.401(a)(9)-3, A-4(c), in determining the required minimum distributions from the IRA that receives the non-spouse Beneficiary’s distribution.

58 010-8914-7945/4 ARTICLE XII ADP AND ACP TESTS 12.1 Contribution Limitation Definitions The following definitions are applicable to this Article XII (where a definition is contained in both Articles I and XII, for purposes of Article XII the Article XII definition shall be controlling): (a) ACP or Average Contribution Percentage - The Average Percentage calculated using Contributions allocated to Participants as of a date within the Plan Year. (b) ACP Test - The determination of whether the ACP is in compliance with the required testing for a Plan Year (as described in Section 12.3). (c) ADP or Average Deferral Percentage - The Average Percentage calculated using Deferrals allocated to Participants as of a date within the Plan Year. (d) ADP Test - The determination of whether the ADP is in compliance with the required testing for a Plan Year (as described in Section 12.2). (e) Contributions - Company Matching and After-tax Contributions. In addition, Contributions may include Pre-tax Contributions and Roth Contributions, but only to the extent that (1) the Employer elects to use them, (2) they are not used or counted in the ADP Test, and (3) they are necessary to meet the ACP Test. (f) Deferrals - Pre-tax Contributions and Roth Contributions. (g) HCE or Highly Compensated Employee - With respect to each Employer and its Related Companies, an Employee during the prior Plan Year who (in accordance with Code section 414(q)): (1) was a more than 5% Owner at any time during the current or preceding Plan Year; (2) had Compensation in excess of $80,000 (as indexed) in the prior Plan Year. The Employer may elect to limit the HCE Group to those Employees with Compensation in excess of $80,000 (as indexed) who are in the top paid group of Employees in the prior Plan Year. The top paid group consists of the top 20% of Employees in the prior Plan Year ranked on the basis of Compensation received excluding Employees with less than 6 months of service, part-time Employees (less than 17½ hours per week or less than 6 months a year), employees under age 21 and nonresident aliens. A former Employee shall be treated as an HCE if (1) such former Employee was an HCE when he separated from service, or (2) such former Employee was an HCE in service at any time after attaining age 55.

59 010-8914-7945/4 The determination of who is an HCE, including the determinations of the number and identity of Employees in the top paid group, if applicable, shall be made in accordance with Code section 414(q). Currently, the top-paid group election has not been made. (h) HCE Group and NHCE Group - With respect to each Employer and its Related Companies, the respective group of HCEs and NHCEs who are eligible to have amounts contributed on their behalf for the Plan Year, including Employees who would be eligible but for their election not to participate or to contribute, or because their Pay is greater than zero but does not exceed a stated minimum. (1) If the Related Companies maintain two or more plans which are subject to the ADP or ACP Test and are considered as one plan for purposes of Code sections 401(a)(4) or 410(b), all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP and ACP Tests, provided that, for Plan Years beginning after December 31, 1989, plans may only be aggregated if they have the same Plan Year. (2) If an HCE is covered by more than one cash or deferred arrangement maintained by the Related Companies, all such plans shall be aggregated and treated as one plan for purposes of calculating the separate percentage for the HCE which is used in the determination of the Average Percentage. (i) NHCE or Non-Highly Compensated Employee - An Employee who is not an HCE. 12.2 Special Testing of Pre-tax Contributions Pre-tax Contributions and Roth Contributions to the ESOP Component of the Plan may be tested together with the Pre-tax Contributions and Roth Contributions to the Savings Plan Component of the Plan. For purposes of this testing, all Eligible Employees shall be separated into two groups: Highly Compensated Employees and Non-Highly Compensated Employees. Eligible Employees for purposes of this Article shall mean all Employees who are eligible to participate in the Plan during the Plan Year for which the tests are being made. Only one of the following two tests need be satisfied for there not to be a reduction in the percentage of Pre-tax Contributions and Roth Contributions for the group of Highly Compensated Employees. Test I - The ADP for the group of Highly Compensated Employees for the current Plan Year is not more than the ADP of all other Eligible Employees for the preceding Plan Year multiplied by 1.25. Test II - The excess of the ADP for the group of Highly Compensated Employees for the current Plan Year over the ADP for all other Eligible Employees for the preceding Plan Year is not more than 2 percentage points, and the ADP for the group of

60 010-8914-7945/4 Highly Compensated Employees for the current Plan Year is not more than the ADP for all other Eligible Employees as of the preceding Plan Year multiplied by 2.0. The ADP for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately) for each Eligible Employee in such group of the amount of Pre-tax Contributions actually paid to this Plan and contributions to any other plan which is aggregated with this Plan for purposes of Code section 410(b) (other than in conducting the average benefits test), on behalf of each such eligible Employee to such eligible Employee’s Compensation for the Plan Year. For purposes of this Article, the actual deferral ratio of a Highly Compensated Employee will be determined by treating all plans subject to Code section 401(k) under which the Highly Compensated Employee is eligible, as a single plan. All rules of application with reference to Tests I and II shall be governed by Code section 401(k)(3) and any rules and regulations issued pursuant thereto. The maximum amount of Pre-tax Contributions which the Plan will accept may be reduced, on a nondiscriminatory basis, from time to time during a Plan Year by the Administrator so as to permit the Plan to satisfy the tests described in this Section. The Administrator shall prescribe the methods and procedures by which such reductions shall be accomplished. Notwithstanding the preceding sentence, if at the end of the Plan Year, the tests are not satisfied, the Administrator shall direct the distribution-to certain Highly Compensated Employees of the amounts by which Pre-tax Contributions actually paid on behalf of such Highly Compensated Employees exceed the maximum amount of such contributions permitted under the tests (increased by the amount of any gain and reduced by the amount of any loss allocable to such excess for the Plan Year to which such excess applies, but not for the period between the last day of the Plan Year and the date of distribution of the excess). Corrective distributions, shall be determined using the ratio leveling method pursuant to Code section 401(k)(8)(B). This shall be achieved by lowering the HCE’s average deferral starting with the HCE’s that have the highest deferral percentage, to the point where the HCE ADP would satisfy Test I or Test II mentioned above. Once the dollar amount of the refund is determined, such refund, if any, shall be made to such Highly Compensated Employees in order of the amount of Pre-tax Contributions beginning with the highest amount of such Pre-tax Contributions, no later than 21/2 months following the end of the Plan Year. As an alternative to making corrective distributions to correct the test, the Employer may make a Qualified Non-Elective Contribution to the Accounts of NHCEs in an amount necessary to cause the ADP Test to be passed. Such QNEC, if made, shall be allocated to eligible NHCEs on a pro rata basis based upon eligible Plan Compensation. 12.3 Special Testing of Contributions For each Plan Year, the Employer shall check the actual contribution percentages for Company Matching Contributions and After-tax Contributions (referred to as Contributions) against the tests outlined below. Company Matching Contributions and After-tax Contributions to the ESOP Component of the Plan may be tested together with

61 010-8914-7945/4 the Company Matching Contributions and After-tax Contributions to the Savings Plan Component of the Plan. For purposes of this testing, all Eligible Employees shall be separated into two groups: Highly Compensated Employees and Non-Highly Compensated Employees. Eligible Employees for purposes of this Section shall mean all Employees who are eligible to participate in the Plan during the Plan Year for which the tests are being made. Only one of the following two tests need be satisfied for there not to be a reduction in the percentage of Contributions for the group of Highly Compensated Employees. Test I - The ACP for the group of Highly Compensated Employees for the current Plan Year is not more than the ACP of all other Eligible Employees for the preceding Plan Year multiplied by 1.25. Test II - The excess of the ACP for the group of Highly Compensated-Employees for the current Plan Year over the ACP for all other Eligible Employees for the preceding Plan Year is not more than 2 percentage points, and the actual contribution percentage for the group of Highly Compensated Employees for the current Plan Year is not more than the ACP for all other Eligible Employees as of the preceding Plan Year multiplied by 2.0. The contribution percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately) for each Eligible Employee in such group of the amount of Contributions actually paid to this Plan and contributions to any other plan which is aggregated with this Plan for purposes of Code section 410(b) (other than in conducting the average benefits test), on behalf of each such Eligible Employee to such Eligible Employee’s Compensation for the Plan Year. For purposes of this Section, the actual contribution ratio of a Highly Compensated Employee will be determined by treating all plans subject to Code section 401(m) under which the Highly Compensated Employee is eligible, as a single plan. All rules of application with reference to Tests I and II shall be governed by Code section 401(m)(2) and any rules and regulations issued pursuant thereto. The Employer may elect to use Pre-tax Contributions from the ADP Test described in Section 12.2 for purposes of the ACP Test, so long as the ADP test is met before the Pretax Contributions are used in the ACP Test and continues to be met following the exclusion of those Pre-tax Contributions that are used to meet the ACP Test and the applicable conditions prescribed in Treasury Regulations sections 1.401(m)-1(b)(5), which are incorporated herein by reference, are satisfied. The maximum amount of Contributions may be reduced, on a nondiscriminatory basis, from time to time during a Plan Year by the Administrator so as to permit the Plan to satisfy the tests described in this Section. The Administrator shall prescribe the methods and procedures by which such reductions shall be accomplished. Notwithstanding the preceding sentence, if at the end of the Plan Year, the tests are not satisfied, the Administrator shall direct the distribution to certain Highly Compensated Employees of

62 010-8914-7945/4 the amounts by which Contributions actually paid on behalf of such Highly Compensated Employees exceed the maximum amount of such contributions permitted under the tests (increased by the amount of any gain and reduced by the amount of any loss allocable to such excess for the Plan Year to which such excess applies, but not for the period between the last day of the Plan Year and the date of distribution of the excess). Corrective distributions, if any, shall be determined using the ratio leveling method pursuant to Code section 401(m)(6)(B). This shall be achieved by lowering the HCE’s average contribution starting with the HCE’s that have the highest contribution percentage, to the point where the HCE ACP would satisfy Test I or Test II mentioned above. Once the dollar amount of the refund is determined, such refund, if any, shall be made to such Highly Compensated Employees in order of the amount of Pre-tax Contributions beginning with the highest amount of such Pre-tax Contributions, no later than 21/2 months following the end of the Plan Year. 12.4 Separate Testing (a) Multiple Employers - The determination of HCEs, NHCEs, and the performance of the ADP and ACP Tests and any corrective action resulting therefrom shall be made separately with regard to the Employees of each Employer (and its Related Companies) that is not a Related Company with the other Employer(s). (b) Collective Bargaining Units - The performance of the ADP Test, and if applicable, the ACP Test and any corrective action resulting there from shall be applied separately to Employees who are eligible to participate in the Plan as a result of a collective bargaining agreement. In addition, separate testing may be applied, at the discretion of the Administrator and to the extent permitted under Treasury regulations, to any group of Employees for whom separate testing is permissible.

63 010-8914-7945/4 ARTICLE XIII MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS 13.1 Annual Addition Defined The sum of all amounts allocated to the Participant’s Account for a Plan Year. Amounts include contributions (except for rollovers or transfers from another qualified plan), forfeitures and, if the Participant is a Key Employee (pursuant to Article XIV) for the applicable Plan Year or any prior Plan Year, medical benefits provided pursuant to Code section 419A(d)(1). For purposes of this Section 13.1, Account also includes a Participant’s account in all other defined contribution plans currently or previously maintained by any Related Company. The Plan Year refers to the year to which the allocation pertains, regardless of when it was allocated. The Plan Year shall be the Code section 415 limitation year. 13.2 Maximum Annual Addition The Annual Addition to a Participant’s Accounts under this Plan and his accounts under any other defined contribution plan maintained by any Related Company for any Plan Year shall not exceed the lesser of (1) 100% of his or her Taxable Income (including any deferrals to this Plan or any other plan under Code sections 401(k), 403(b), 132(f)(4), 125, of differential wage payments pursuant to Code section 414(u)(12). For purposes of this Section 13.2, a Participant’s Taxable Income shall not include any payments made to a Participant following his termination of employment with the Employer other than payments made to the Participant by the later of (a) two and one-half (2-1/2) months after the date of the Participant’s termination of employment with the Employer, or (b) the end of the limitation year that includes the date of the Participant’s termination of employment with the Employer, provided that, absent a termination of employment, such payments (A) would have been paid to the Participant if the Participant had continued in employment with the Employer, and (B) are regular compensation for services performed during the Participant’s regular working hours, compensation for services outside the Participant’s regular working hours (such as overtime or shift differential pay), commissions, bonuses, or other similar compensation. 13.3 Avoiding an Excess Annual Addition If, at any time during a Plan Year, the allocation of any additional Contributions would produce an excess Annual Addition for such year, Contributions to be made for the remainder of the Plan Year shall be limited to the amount needed for each affected Participant to receive the maximum Annual Addition. 13.4 Correcting an Excess Annual Addition If the limitation on Annual Additions is exceeded with respect to any Participant for a Plan Year, such excess Annual Addition shall be corrected in accordance with the Employee Plans Compliance Resolutions System (EPCRS), as set forth in Revenue Procedure

64 010-8914-7945/4 2019-19 or any superseding guidance issued by the Internal Revenue Service or the Treasury Department. 13.5 Correcting a Multiple Plan Excess If a Participant, whose Account is credited with an excess Annual Addition, received allocations to more than one defined contribution plan of the Related Companies, the excess shall be corrected by reducing the Annual Addition to this Plan only after all possible reductions have been made to such other defined contribution plans.

65 010-8914-7945/4 ARTICLE XIV TOP HEAVY RULES 14.1 Top Heavy Definitions When capitalized, the following words and phrases have the following meanings when used in this Article: (a) Aggregation Group - The group consisting of the Plan and each qualified plan sponsored by the Employer (and its Related Companies) (1) in which a Key Employee is a participant or was a participant during the determination period (regardless of whether such plan has terminated), or (2) which enables this Plan or any other plan in which a Key Employee participates to meet the requirements of Code section 401(a)(4) or 410(b) (“required aggregation group”). The Employer may elect to include with the required aggregation group any other plan or plans of the Employer or Related Company not required to be included in the required aggregation group so long as their inclusion as a part of the group would-not cause such group to fail to meet the requirements of Code sections 401(a)(4) and 410(b) (“permissive aggregation group”). (b) Determination Date - The last Trade Date of the preceding Plan Year or, in the case of the Plan’s first year, the last Trade Date of the first Plan Year. (c) Key Employee - A current or former Employee (or his or her Beneficiary) who at any time during the Plan is, (1) an officer of a Related Company whose Compensation exceeds $130,000 (as adjusted under Code section 416(i)(l); (2) a 5% Owner; or (3) a 1% Owner whose Compensation exceeds $150,000. (d) Plan Benefit - The sum as of the Determination Date of (1) an Employee’s Account, (2) the present value of his or her other accrued benefits provided by all qualified plans within the Aggregation Group, and (3) the aggregate distributions made within the one year period ending on such date. In the case of a distribution made for a reason other than severance from employment, death, or Disability, the forgoing item (3) shall be applied by substituting “five year period” for “one year period.” Plan Benefits shall exclude Rollover Contributions and plan-to-plan transfers made after December 31, 1983 which are both employee initiated and from a plan maintained by a non-related employer. (e) Top Heavy - The Plan’s status when the Plan Benefits of Key Employees account for more than 60% of the Plan Benefits of all Employees who have performed services at any time during the one-year period ending on the Determination Date. The Plan Benefits of Employees who were, but are no longer, Key Employees

66 010-8914-7945/4 (because they have not been an officer or Owner during the one year period), are excluded in the determination. (f) Non-Key Employee - Any Employee who is not a Key Employee shall be a Non- Key employee, including an Employee who was formerly a Key Employee. 14.2 Special Contributions (a) Minimum Contribution Requirement - For each Plan Year in which the Plan is Top Heavy, the Employer shall not allow any Contributions (other than a Rollover Contribution) to be made by or on behalf of any Key Employee unless the Employer makes a Contribution (other than Pre-tax, Roth, and Company Matching Contributions) on behalf of all Participants who were Eligible Employees as of the last day of the Plan Year in an amount equal to at least 3% of each such Participant’s Compensation as defined in Section 1.11 of the Plan. The Administrator shall remove any such Contributions (including applicable investment gain or loss) credited to a Key Employee’s Account in violation of the foregoing rule and return them to the Employer or Employee to the extent permitted by the Limited Return of Contributions paragraph of Article XVII. (b) Overriding Minimum Benefit – Notwithstanding subparagraph (a), contributions shall be permitted on behalf of Key Employees if the Employer also maintains a defined benefit plan which automatically provides a benefit which satisfies the Code section 416(c)(1) minimum benefit requirements, including the adjustment provided in Code section 416(h)(2)(A), if applicable. If this Plan is part of an aggregation group in which a Key Employee is receiving a benefit and no minimum is provided in any other plan, a minimum contribution of at least 3% of the compensation as defined in Section 1.11 of the Plan shall be provided to the Employees specified in the preceding paragraph of this Plan. In addition, the Employer may offset a defined benefit minimum by contributions (other than Pre- tax, Roth, and Company Matching Contributions) made to this Plan 14.3 Special Vesting If the Plan becomes Top Heavy, vesting for all Employees shall thereafter be accelerated to the extent the following vesting schedule produces a greater vested percentage for the Employee than the normal vesting schedule at any relevant time: Years of Vesting Service Vested Percentage Less than 3 0% 3 or more 100%

67 010-8914-7945/4 ARTICLE XV PLAN ADMINISTRATION 15.1 Plan Delineates Authority and Responsibility Plan fiduciaries include the Company, the Administrator, the Committee and/or the Trustee, as applicable, whose specific duties are delineated in this Plan. Plan fiduciaries also include any other person to whom fiduciary duties or responsibility is delegated with respect to the Plan. Any person or group may serve in more than one fiduciary capacity with respect to the Plan. To the extent permitted under ERISA Section 405, no fiduciary shall be liable for a breach by another fiduciary. 15.2 Fiduciary Standards Each fiduciary shall: (a) discharge his or her duties in accordance with this Plan to the extent they are consistent with ERISA; (b) use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (c) act with the exclusive purpose of providing benefits to Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan; (d) other than with respect to the ESOP Component of the Plan, diversify Plan investments, to the extent such fiduciary is responsible for directing the investment of Plan assets, so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (e) treat similarly situated Participants and Beneficiaries in a uniform and nondiscriminatory manner 15.3 Company is ERISA Plan Administrator The Company is the plan administrator, within the meaning of ERISA section 3(16), which is responsible for compliance with all reporting and disclosure requirements, except those that are explicitly the responsibility of the Trustee under applicable law. The Administrator and/or Committee shall have any necessary authority to carry out such functions through the actions of the Administrator, duly appointed officers of the Company, and/or the Committee. 15.4 Administrator Duties The Administrator shall have the discretionary authority to construe this Plan, other than the provisions which relate to the Trustee, and to do all things necessary or convenient to effect the intent and purposes of the Plan, whether or not such powers are specifically set forth in this Plan. Actions taken in good faith by the Administrator shall be conclusive and

68 010-8914-7945/4 binding on all interested parties, and shall be given the maximum possible deference allowed by law. In addition to the duties listed elsewhere in this Plan, the Administrator’s authority shall include, but not be limited to, the discretionary authority to: (a) determine, in its sole discretion, the individuals eligible to participate in the Plan, whether a contribution qualifies as a Rollover Contribution, the allocation of Contributions, and the eligibility for loans, withdrawals and distributions; (b) provide each Participant with a summary plan description no later than 90 days after he or she has become a Participant (or such other period permitted under ERISA section 104(b)(1)), as well as informing each Participant of any material modification to the Plan in a timely manner; (c) make a copy of the following documents available to Participants during normal work hours: this Plan (including subsequent amendments), all annual and interim reports of the Trustee related to the entire Plan, the latest annual report and the summary plan description; (d) determine the fact of a Participant’s death and of any Beneficiary’s right to receive the deceased Participant’s interest based upon such proof and evidence as it deems necessary; (e) establish and review at least annually a funding policy bearing in mind both the short-term and long-term needs and goals of the Plan. To the extent Participants may direct their own investments, the funding policy shall focus on which Investment Funds are available for Participants to use; and (f) adjudicate claims pursuant to the claims procedure described in Article XVII and to interpret, in its sole discretion, the provisions of the Plan and Trust Agreement and to make and publish such rules for their regulation as are not inconsistent with the terms thereof. 15.5 Advisors May be Retained The Administrator may retain such agents and advisors (including attorneys, accountants, actuaries, consultants, record keepers, investment counsel and administrative assistants) as it considers necessary to assist it in the performance of its duties. The Administrator shall also comply with the bonding requirements of ERISA section 412. 15.6 Delegation of Administrator Duties The Company, as Administrator of the Plan, has appointed a Committee to administer the Plan on its behalf. The Company shall provide the Trustee with the names and specimen signatures of any persons authorized to serve as Committee members and act as or on its behalf. Any Committee member appointed by the Company shall serve at the pleasure of the Company, but may resign by written notice to the Company. Committee members shall serve without compensation from the Plan for such services. Except to the extent that the

69 010-8914-7945/4 Company otherwise provides, any delegation of duties to a Committee shall carry with it the full discretionary authority of the Administrator to complete such duties. 15.7 Committee Operating Rules (a) Actions of Majority - Any act delegated by the Company to the Committee may be done by a majority of its members. The majority may be expressed by a vote at a meeting or in writing without a meeting, and a majority action shall be equivalent to an action of all Committee members. (b) Meetings - The Committee shall hold meetings upon such notice, place and times as it determines necessary to conduct its functions properly. (c) Reliance by Trustee - The Committee may authorize one or more of its members to execute documents on its behalf and may authorize one or more of its members or other individuals who are not members to give written direction to the Trustee in the performance of its duties. The Committee shall provide such authorization in writing to the Trustee with the name and specimen signatures of any person authorized to act on its behalf. The Trustee shall accept such direction and rely upon it until notified in writing that the Committee has revoked the authorization to give such direction. The Trustee shall not be deemed to be on notice of any change in the membership of the Committee, parties authorized to direct the Trustee in the performance of its duties, or the duties delegated to and by the Committee until notified in writing. 15.8 Correction of Administrative Errors The Administrator will take such steps as the Administrator considers necessary and appropriate to remedy administrative or operational errors that occur under the Plan, including, but not limited to, the following: (a) any action pursuant to (1) any Employee Plans Compliance Resolution System (EPCRS) that is issued by the Internal Revenue Service, (2) any asset management or fiduciary conduct error correction program that is issued by the Department of Labor, or (3) any other correction program issued by any Department or governmental agency; (b) a reallocation of Plan assets; (c) an adjustment in the amount of future payments to any Participant, Beneficiary or Alternate Payee; and (d) the institution, prosecution, and/or settlement of legal actions to recover benefit payments made in error or on the basis of incorrect or incomplete information. Any adjustments made by the Administrator need not be made on a retroactive basis, except to the extent required by applicable law.

70 010-8914-7945/4 ARTICLE XVI MANAGEMENT OF INVESTMENTS 16.1 Trust Agreement All Plan assets shall be held by the Trustee in trust, in accordance with those provisions of this Plan which relate to the Trustee, for use in providing Plan benefits and paying Plan expenses not paid directly by the Employer. Plan benefits will be drawn solely from the Trust and paid by the Trustee as directed by the Administrator. Notwithstanding, the Administrator may appoint, with the approval of the Trustee, another trustee to hold and administer Plan assets which do not meet the requirements of Section 16.2. 16.2 Investment Funds The Administrator is hereby granted authority to direct the Trustee to invest Trust assets in one or more Investment Funds. The Trustee may establish reasonable limits on the number of Investment Funds as well as the acceptable assets for any such Investment Fund. Each of the Investment Funds may be comprised of any of the following: (a) shares of a registered investment company, whether or not the Trustee or any of its affiliates is an advisor to, or other service provider to, such company; (b) collective investment funds maintained by the Trustee, or any other fiduciary to the Plan, which are available for investment by trusts which are qualified under Code sections 401(a) and 501(a); individual equity and fixed income securities which are readily traceable on the open market; (c) guaranteed investment contracts issued by a bank or insurance company; (d) interest bearing deposits of the Trustee; and (e) Company Stock. Any Investment Fund assets invested in a collective investment fund, shall be subject to all the provisions of the instruments establishing and governing such fund. These instruments, including any subsequent amendments, are incorporated herein by reference. Notwithstanding any other language in this Section 16.2, the Administrator shall maintain, and provide Participants (or Beneficiaries when applicable) with, at least three diversified investment options which each have materially different risk in return characteristics in addition to the Company Stock Fund in compliance with the requirements of Code section 401(a)(35)(D)(i). 16.3 Authority to Hold Cash The Trustee shall have the authority to cause the investment manager of each Investment Fund to maintain sufficient deposit or money market type assets in each Investment Fund to handle the Fund’s liquidity and disbursement needs, as determined by the Trustee in its sole discretion.

71 010-8914-7945/4 16.4 Trustee to Act Upon Instructions The Trustee shall carry out instructions to invest assets in the Investment Funds as soon as practicable after such instructions are received from the Administrator, Participants, or Beneficiaries. Such instructions shall remain in effect until changed by the Administrator, Participants or Beneficiaries. Notwithstanding any other language in this Section 16.4, the Trustee shall maintain, and provide Participants (or Beneficiaries when applicable) with the opportunity to divest and/or reinvest in the Company Stock Fund without restriction on each Trade Date (as defined in Section 1.50) in compliance with the requirements of Code section 401(a)(35)(D)(ii). 16.5 Administrator Has Right to Vote Registered Investment Company Shares The Administrator shall be entitled to vote proxies or exercise any shareholder rights relating to shares held on behalf of the Plan in a registered investment company. Notwithstanding, the authority to vote proxies and exercise shareholder rights related to such shares held in a Custom Fund is determined in accordance with Sections 16.6 and 16.9 hereof. 16.6 Custom Fund Investment Management The Administrator may designate, with the consent of the Trustee, an investment manager for any Investment Fund established by the Trustee solely for Participants of this Plan (a Custom Fund). The investment manager may be the Administrator, Trustee or an investment manager pursuant to ERISA section 3(38). The Administrator shall advise the Trustee in writing of the appointment of an investment manager and shall cause the investment manager to acknowledge to the Trustee in writing that the investment manager is a fiduciary to the Plan. A Custom Fund shall be subject to the following: (a) Guidelines - Written guidelines, acceptable to the Trustee, shall be established for a Custom Fund. If a Custom Fund consists solely of collective investment funds or shares of a registered investment company (and sufficient deposit or money market type assets to handle the Fund’s liquidity and disbursement needs), its underlying instruments shall constitute the guidelines. (b) Authority of Investment Manager - The investment manager of a Custom Fund shall have the authority to vote or execute proxies, exercise shareholder rights, manage, acquire, and dispose of Trust assets. Notwithstanding, the authority to vote proxies and exercise shareholder rights related to shares of Company Stock held in a Custom Fund is determined in accordance with Section 16.9 hereof. (c) Custody and Trade Settlement - Unless otherwise expressly agreed to by the Trustee, the Trustee shall maintain custody of all Custom Fund assets and be responsible for the settlement of all Custom Fund trades. For purposes of this

72 010-8914-7945/4 Section 16.6, shares of a collective investment fund, shares of a registered investment company and guaranteed investment contracts issued by a bank or insurance company, shall be regarded as the Custom Fund assets instead of the underlying assets of such instruments. (d) Limited Liability of Co Fiduciaries - Neither the Administrator nor the Trustee shall be obligated to invest or otherwise manage any Custom Fund assets for which the Trustee or Administrator is not the investment manager nor shall the Administrator or Trustee be liable for acts or omissions with regard to the investment of such assets except to the extent required by ERISA. 16.7 Authority to Segregate Assets The Company may direct the Trustee to split an Investment Fund into two or more funds in the event any assets in the Fund are illiquid or the value is not readily determinable. In the event of such segregation, the Company shall give instructions to the Trustee on what value to use for the split off assets, and the Trustee shall not be responsible for confirming such value. 16.8 Maximum Permitted Investment in Company Stock The Company Stock Fund shall be comprised of Company Stock and sufficient deposit or money market type assets to handle the Fund’s liquidity and disbursement needs. The Fund may be as large as necessary to comply with Participants’ and Beneficiaries’ investment elections. The Company Stock Fund is credited with Company Stock either contributed directly by the Company or purchased with Company contributions. The Company Stock Fund is also credited with Company Stock purchased pursuant to investment elections by Plan Participants. Effective as of July 1, 2014, no Participant shall be permitted to invest more than twenty percent (20%) of his or her Account in the Company Stock Fund. To the extent that, as of July 1, 2014, more than twenty percent (20%) of a Participant’s Account is invested in the Company Stock Fund, such Participant shall not be required to divest is or her investment in the Company Stock Fund to twenty percent (20%); however, no future contributions made by or on behalf of such a Participant shall be invested in the Company Stock Fund until such time as the Participant’s total investment in the Company Stock Fund is less than twenty percent (20%). With respect to Participants described in the preceding sentence or in the event that a participant’s investment election with respect to future contributions to the Plan would cause the Participant to exceed the twenty percent (20%) limitation described above, the Participant’s future contributions (or such portion of the future contributions that would cause the Participant’s Account to exceed the twenty percent (20%) limitation) shall be invested in the Investment Fund described in Section 7.4. The limitation set forth in this paragraph shall not apply to prevent a participant from reinvesting dividends paid on Company Stock in the Company Stock Fund pursuant to Section 16.11.

73 010-8914-7945/4 16.9 Participants Have Right to Vote and Tender Company Stock Each Participant or Beneficiary shall be entitled to instruct the Trustee as to the voting or tendering of any full or partial shares of Company Stock held on his or her behalf in the Company Stock Fund. Prior to such voting or tendering of Company Stock, each Participant or Beneficiary shall receive a copy of the proxy solicitation or other material relating to such vote or tender decision and a blank form for the Participant or Beneficiary to complete which confidentially instructs the Trustee to vote or tender such shares in the manner indicated by the Participant or Beneficiary. Upon receipt of such instructions, the Trustee shall act with respect to such shares as instructed. With respect to shares for which no instructions were received, the Trustee shall vote the shares in the same proportion as the shares actually voted by the Participants and Beneficiaries. With respect to a tender offer, a failure by a Participant or Beneficiary to instruct the Trustee shall be regarded as the Participant’s or Beneficiary’s instruction not to tender his or her shares. 16.10 Registration and Disclosure for Company Stock The Administrator shall be responsible for determining the applicability of (and, if applicable, complying with) the requirements of the Securities Act of 1933, as amended, and any other applicable blue sky law. The Administrator shall also specify what restrictive legend or transfer restriction, if any, is required to be set forth on the certificates for the securities and the procedure to be followed by the Trustee to effectuate a resale of such securities. 16.11 Reinvestment of Dividends Paid on Company Stock in the Company Stock Fund Any dividends paid on Company Stock in the Company Stock Fund may, at the election of the Participant or Beneficiary, be reinvested in Company Stock. The Participant or Beneficiary will have option (a), (b) or (c) as outlined below with respect to such dividend: (a) have the dividend paid in cash to the Participant or Beneficiary; or (b) have the dividend paid to the Plan and distributed in cash to the Participant or Beneficiary within 90 days after the close of the Plan Year of the dividend payment; or (c) have the dividend paid to the Plan and reinvested in Company Stock. If a Participant or Beneficiary makes no election, he or she will deemed to have elected to have the dividend paid to the Plan and reinvested in Company Stock under option (c) above. Any dividends paid to the Plan will be maintained in the ESOP Investment Fund pending the purchase of Company Stock for the Company Stock Fund.

74 010-8914-7945/4 ARTICLE XVII RIGHTS, PROTECTION, CONSTRUCTION, AND JURISDICTION 17.1 Plan Does Not Affect Employment Rights The Plan does not provide any employment rights to any Employee. The Related Companies expressly reserve the right to discharge an Employee at any time, with or without cause, and without regard to the effect such discharge would have upon the Employee’s interest in the Plan. 17.2 Limited Return of Contributions Except as provided in this paragraph, (1) Plan assets shall not revert to the Employer nor be diverted for any purpose other than the exclusive benefit of Participants or their Beneficiaries; and (2) a Participant’s vested interest shall not be subject to divestment. As provided in ERISA section 403(c)(2), the actual amount of a Contribution made by the Employer (or the current value of the Contribution if a net loss has occurred) may revert to the Employer if: (a) such Contribution is made by reason of a mistake of fact; (b) initial qualification of the Plan under Code section 401(a) is not received and a request for such qualification is made within the time prescribed under Code section 401(b) (the existence of and Contributions under the Plan are hereby conditioned upon such qualification); or (c) such Contribution is not deductible under Code section 404 (such Contributions are hereby conditioned upon such deductibility) in the taxable year of the Employer for which the Contribution is made. The reversion to the Employer must be made (if at all) within one year of the mistaken payment of the Contribution, the date of denial of initial qualification, or the date of disallowance of deduction, as the case may be. A Participant shall have no rights under the Plan with respect to any such reversion. 17.3 Assignment and Alienation As provided by Code section 401(a)(13) and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except: (a) to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO; (b) to use a Participant’s vested Account balance as security for a loan from the Plan which is permitted pursuant to Code section 4975; or (c) to satisfy liabilities a Participant owes to the Plan due to (i) the Participant being convicted of committing a crime involving the plan; (ii) a civil judgment or consent order or decree being entered by a court in an action brought in connection with a

75 010-8914-7945/4 violation of ERISA’s fiduciary duty rules; or (iii) a settlement agreement between the Secretary of Labor or the PBGC and the Participant in connection with a violation of ERISA’s fiduciary rules. The court order establishing liability must require that the Participant’s Account be applied to satisfy the liability. 17.4 Claims Procedure Other Than Disability (a) Right to Make Claim – A claimant who disagrees with the Administrator’s determination of his or her right to Plan benefits must submit a written claim and exhaust this claim procedure before legal recourse of any type is sought. The claim must include the important issues the claimant believes support the claim. The Administrator, pursuant to the authority provided in this Plan, shall either approve or deny the claim. (b) Process for Denying a Claim - The Administrator’s partial or complete denial of an initial claim must include an understandable, written response covering (1) the specific reasons why the claim is being denied (with reference to the pertinent Plan provisions) and (2) the steps necessary to perfect the claim and obtain a final review. (c) Appeal of Denial and Final Review - The claimant may make a written appeal of the Administrator’s initial decision, and the Administrator shall respond in the same manner and form as prescribed for denying a claim initially. (d) Time Frame - The initial claim, its review, appeal and final review shall be made in a timely fashion, subject to the following time table: Action Days to Respond From Last Action Administrator determines benefit NA Claimant files initial request 60 days Administrator’s initial decision 90 days Claimant requests final review 60 days Administrator’s final decision 60 days However, the Administrator may take up to twice the maximum response time for its initial and final review if it provides an explanation within the normal period of why an extension is needed and when its decision is expected to be forthcoming. 17.5 Claims Appeal Procedure for Disability The Administrator will afford a claimant the right of a hearing with respect to any finding relating to a determination of Disability. The claimant shall be notified in writing of any decision with respect to a claim within a reasonable period of time but not later than 45 days after its submission. This 45 day period may be extended for an additional 30 days if necessitated by matters beyond the control of the Plan. If the decision is adverse, the notice shall be written in a manner calculated to be understood by the claimant and shall include:

76 010-8914-7945/4 (a) the specific reason or reasons for the denial; (b) specific references to the pertinent Plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such material or information is necessary; (d) an explanation of the Plan’s claim review procedures; (e) a statement of the claimant’s right to bring a civil action under ERISA section 502 following a denial of the claim on review; (f) notification of the right to receive, upon request, a copy of any internal rules, guidelines, protocols, or other similar criteria used as a basis for the denial; and (g) notification of the right to receive, upon request, an explanation of the scientific or clinical judgment that was used in applying the terms of the Plan to the medical circumstances. The claimant may request copies of all documents, records and other information relevant to the denied claim. The claimant may also request access to: (i) any policy, statement or guidance concerning the condition, regardless of whether it was relied upon in the denial; (ii) the identity of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the denial, regardless of whether the advice was relied upon in the denial; and (iii) any voluntary appeals process available under the Plan. In the event a claim for Disability benefits is denied, the claimant or a duly authorized representative, at the claimant’s sole expense, may appeal the denial to the Administrator within 180 days of the receipt of written notice of the denial. In pursuing such appeal the claimant or a duly authorized representative: (i) may request in writing that the Administrator review the denial; (ii) may review pertinent documents; and (iii) may submit issues and comments in writing. The decision on review shall be made within a reasonable period of time but not later than 45 days after the Administrator’s receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than 90 days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 45 day period. The decision on

77 010-8914-7945/4 review shall be made in writing; shall be written in a manner calculated to be understood by the claimant; and shall include specific references to the provisions of the Plan on which the denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review. 17.6 Construction Headings are included for reading convenience. The text shall control if any ambiguity or inconsistency exists between the headings and the text. The singular and plural shall be interchanged wherever appropriate. References to Participant shall include Beneficiary or alternate payee when appropriate and even if not otherwise already expressly stated. 17.7 Jurisdiction and Severability The Plan shall be construed, regulated and administered under ERISA and other applicable federal laws and, where not otherwise preempted, by the laws of the Commonwealth of Pennsylvania. Any action brought to enforce any claim or to obtain any benefit under the Plan will be litigated in the United States District Court for the Middle District of Pennsylvania, and if federal court in the Middle District of Pennsylvania does not have jurisdiction, then any such claim or action must be brought in another court of competent jurisdiction in Cumberland County, Pennsylvania. Any action brought to enforce any claim or to obtain any benefit under this Plan must be brought forth within three (3) years from the date the claim was initially filed under the Plan’s claims procedures. If any provision of this Plan shall become invalid or unenforceable, that fact shall not affect the validity or enforceability of any other provision of this Plan. All provisions of this Plan shall be so construed as to render them valid and enforceable in accordance with their intent. 17.8 Indemnification by Employer The Employer hereby agrees to indemnify all Plan fiduciaries against any and all liabilities resulting from any action or inaction, (including a Plan termination in which the Company fails to apply for a favorable determination from the Internal Revenue Service with respect to the qualification of the Plan upon its termination), in relation to the Plan or Trust (1) including (without limitation) expenses reasonably incurred in the defense of any claim relating to the Plan or its assets, and amounts paid in any settlement relating to the Plan or its assets, but (2) excluding liability resulting from actions or inactions made in bad faith, or resulting from the negligence or willful misconduct of the Plan fiduciary. The Company shall have the right, but not the obligation, to conduct the defense of any action to which this Section applies. The Plan fiduciaries are not entitled to indemnity from the Plan assets relating to any such action.

78 010-8914-7945/4 17.9 Reemployment of Veterans The requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 will be complied with in the operation of the Plan in the manner permitted under Code section 414(u).

79 010-8914-7945/4 ARTICLE XVIII AMENDMENT, MERGER AND TERMINATION 18.1 Amendment The Company reserves the right to amend this Plan at any time, to any extent and in any manner it may deem necessary or appropriate. The Committee shall also have the right to amend this Plan in any manner it may deem necessary or appropriate (other than with respect to merger of the Plan pursuant to Section 18.2, termination of the Plan pursuant to Section 18.3, and the addition or removal of affiliates as participating employers under the Plan, which rights are reserved to the Company) at any time and from time to time in its discretion. The Committee (and not the Trustee) shall be responsible for adopting any amendments necessary to maintain the qualified status of this Plan under Code sections 401(a) and 501(a). All interested parties shall be bound by any amendment, provided that no amendment shall: (a) become effective unless it has been adopted in accordance with the procedures set forth in Section 18.4; (b) except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan; (c) decrease the rights of any Employee to benefits accrued (including the elimination of optional forms of benefits) prior to the date on which the amendment is adopted, or if later, the date upon which the amendment becomes effective, except to the extent permitted under ERISA and the Code; or (d) permit an Employee to be paid the balance of his or her Employee Deferral Account and Employee Roth Account unless the payment would otherwise be permitted under Code section 401(k). 18.2 Merger This Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, another plan unless each Participant and Beneficiary would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation or transfer which is at least equal to the benefit which would be received if either plan had terminated immediately before such event. 18.3 Plan Termination The Company may, at any time and for any reason, terminate the Plan in accordance with the procedures set forth in Section 18.4, or completely discontinue contributions. Upon either of these events, or in the event of a partial termination of the Plan within the meaning

80 010-8914-7945/4 of Code section 411(d)(3), the Accounts of each affected Employee who has not yet incurred a Break in Service shall be fully vested. If no successor plan is established or maintained, lump sum distributions shall be made in accordance with the terms of the Plan as in effect at the time of the Plan’s termination or as thereafter amended provided that a post termination amendment will not be effective to the extent that it violates Section 18.1 unless it is required in order to maintain the qualified status of the Plan upon its termination. The Trustee’s and Employer’s authority shall continue beyond the Plan’s termination date until all Trust assets have been liquidated and distributed. 18.4 Amendment and Termination Procedures The following procedural requirements shall govern the adoption of any amendment or termination (a Change) of this Plan: (a) The Company may adopt any Change by action of its board of directors in accordance with its normal procedures; (b) The Committee may adopt any Change within the scope of its authority provided under Section 18.1 and in the manner specified in Section 15.7(a); (a) Any Change must be (1) set forth in writing, and (2) signed and dated by a duly authorized officer of the Company or, in the case of an amendment adopted by the Committee by a duly authorized representative of the Committee; (b) If the effective date of any Change is not specified in the document setting forth the Change, it shall be effective as of the date it is signed by the last person whose signature is required under clause (2) above, except to the extent that another effective date is necessary to maintain the qualified status of this Plan under Code sections 401(a) and 501(a); and (c) No Change that materially impacts the rights or duties of the Trustee shall become effective until it is accepted and signed by the Trustee (which acceptance shall not unreasonably be withheld). 18.5 Termination of Employer’s Participation Any Employer may, at any time and for any reason, terminate its Plan participation by action of its board of directors in accordance with its normal procedures. Written notice of such action shall be signed and dated by an executive officer of the Employer and delivered to the Company. If the effective date of such action is not specified, it shall be effective on, or as soon as reasonably practicable after, the date of delivery. Upon the Employer’s request, the Company may instruct the Trustee and Administrator to spin off affected Accounts and underlying assets into a separate qualified plan under which the Employer shall assume the powers and duties of the Company. Alternatively, the Company may treat the event as a partial termination described above and/or continue to maintain the Accounts under the Plan.

81 010-8914-7945/4 18.6 Replacement of the Trustee The Trustee may resign as Trustee under this Plan and the Trust or may be removed by the Company or the Committee at any time, in each case upon at least 90 days written notice (or less if agreed to by both parties). In such event, the Company or the Committee shall appoint a successor trustee by the end of the notice period. The successor trustee shall then succeed to all the powers and duties of the Trustee under this Plan and the Trust or a successor trust document. If no successor trustee has been named by the end of the notice period, the Trustee may petition a court of competent jurisdiction for the appointment of a successor trustee. 18.7 Final Settlement and Accounting of Trustee (a) Final Settlement - As soon as is administratively feasible after its resignation or removal as Trustee, the Trustee shall transfer to the successor trustee all property currently held by the Trust. However, the Trustee is authorized to reserve such sum of money as it may deem advisable for payment of its accounts and expenses in connection with the settlement of its accounts or other fees or expenses payable by the Trust. Any balance remaining after payment of such fees and expenses shall be paid to the successor trustee. (b) Final Accounting - The Trustee shall provide a final accounting to the Administrator within 90 days of the date Trust assets are transferred to the successor trustee. (c) Administrator Approval - Approval of the final accounting will automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown in such final accounting and shall be binding upon the Administrator.

83 010-8914-7945/4 APPENDIX A MINIMUM DISTRIBUTION REQUIREMENTS Section A1. General Rules A1.1. Effective Date. The provisions of this Appendix A will apply for purposes of determining required minimum distributions. A1.2. Precedence. The requirements of this Appendix A will take precedence over any inconsistent provisions of the Plan. A1.3. Requirements of Treasury Regulations Incorporated. All distributions required under this Appendix A will be determined and made in accordance with the Treasury regulations under Code section 401(a)(9). A1.4. TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Appendix A, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA. Section A2. Time and Manner of Distribution A2.1. Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date. A2.2. Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows: (a) If the Participant’s surviving spouse is the Participant’s sole Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later. (b) If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died. (c) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (d) If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section A2.2, other than A2.2(a), will apply as if the surviving spouse were the Participant.

84 010-8914-7945/4 For purposes of this Section A2.2 and Section A5, distributions are considered to begin on the Participant’s required beginning date (or, if Section A2.2(d) applies, the date distributions are required to begin to the surviving spouse under A2.2(a)). If annuity payments irrevocably commence to the Participant before the Participant’s required beginning date (or to the surviving spouse before the date distributions are required to begin to the surviving spouse under A2.2(a)), the date distributions are considered to begin is the date distributions actually commence. A2.3. Form of Distribution. Unless the Participant’s interest is distributed in the form of a single lump sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections A3, A4 and A5 of this Appendix A. Section A3. Required Minimum Distributions During Participant’s Lifetime A3.1. Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of: (a) the quotient obtained by dividing the Participant’s Individual Account by the distribution period in the Uniform Lifetime Table in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or (b) if the Participant’s sole Designated Beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Individual Account by the number in the Joint and Last Survivor Table in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year. A3.2. Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section A3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death. Section A4. Required Minimum Distributions After Participant’s Death A4.1. Death on or after Date Distributions Begin. (a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Individual Account by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s Designated Beneficiary, determined as follows:

85 010-8914-7945/4 (i) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (ii) If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year. (iii) If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year. (b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Individual Account by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. A4.2. Death Before Date Distributions Begin. (a) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Individual Account by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in Section A4.1. (b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will-be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (c) Death of Surviving Spouse Before Distributions to Surviving Spouse are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under

86 010-8914-7945/4 Section A2.2(a), this Section A4.2 will apply as if the surviving spouse were the Participant. Section A5. Definitions A5.1. Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.5 of the Plan and is the designated beneficiary under Code section 401(a)(9) and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations. A5.2. Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year that contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section A2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year. A5.3. Life Expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations. A5.4. Participant’s Individual Account. The Account as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year), increased by the amount of any contributions made and allocated or forfeitures allocated to the Account as of dates in the valuation calendar year after the valuation date, and decreased by distributions made in the valuation calendar year after the valuation date. The Account for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year. A5.5. Required Beginning Date. The date specified in Section 11.8 of the Plan. Section A6. Waiver or 2009 RMD A6.1. Waiver for 2009 Plan Year. Notwithstanding the preceding provisions of this Appendix A to the Plan, a Participant or Beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Code section 401(a)(9)(H) (2009 RMDs), and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that are made solely to satisfy the 2009 RMD requirement) made at least annually and expected to last for the life (or life expectancy) of such Participant, the joint lives (or joint life expectancy) of such Participant and the Participant’s Designated Beneficiary, or for a period of at least 10 years, will not receive those distributions for 2009, unless such Participant or Beneficiary elects to receive such distributions.

87 010-8914-7945/4 APPENDIX B COMPANY PROFIT SHARING AND MATCHING CONTRIBUTIONS Union Group Level of Profit Sharing Contribution Level of Matching Contribution Patterson-Kelley Hourly-Paid Union Clerical Employees as defined in Section 2.1 For the Plan Year beginning January 1, 2013, the Company will make a Company Profit Sharing Contribution equal to 2% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Clerical Employee for the 2012 calendar year. For the Plan Year beginning January 1, 2014, the Company will make a Company Profit Sharing Contribution equal to 1% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Clerical Employee for the 2013 calendar year. Such Company Profit Sharing Contributions will be made by March 31 of current Plan Year. The Trustee shall post such amount to each Channelview Union Employee’s ER Discretionary 3 yr Account. All Company Profit Sharing Contributions will be paid to the Trustee in March of the calendar year following the Plan Year to which the Company Profit Sharing Contribution relates. The Trustee shall post such amount to each Patterson-Kelley Hourly- Paid Union Clerical Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

88 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Patterson-Kelley Hourly- Paid Union Shop Employee as defined in Section 2.1 For the Plan Year beginning January 1, 2014, the Company will make a Company Profit Sharing Contribution equal to 2% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Shop Employee for the 2013 calendar year. For the Plan Year beginning January 1, 2015, the Company will make a Company Profit Sharing Contribution equal to 1% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Shop Employee for the 2014 calendar year. The Company will not make any Company Profit Sharing Contributions for Plan Years beginning on or after January 1, 2016. For purposes of the Company Profit Sharing Contribution made to Patterson-Kelley Hourly-Paid Union Shop Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre-tax salary reductions. All Company Profit Sharing Contributions will be paid to the Trustee in March of the calendar year following the Plan Year to which the Company Profit Sharing Contribution relates. The Trustee shall post such amount to each Patterson-Kelley Hourly- Paid Union Shop Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

89 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Channelview Union Employee as defined in Section 2.1 For each Plan Year beginning January 1, 2011, the Company will make a Company Profit Sharing Contribution equal to 2% of the gross wages paid to the Channelview Union Employee for the previous calendar year provided that the Channelview Union Employee has more than 40 Hours of Service during the Plan Year. In addition, if plant profits meet or exceed $3,500,000, the Company shall make an additional Company Profit Sharing Contribution of 1% of the gross wages paid to the Channelview Union Employee for the previous calendar year. For purposes of the Company Profit Sharing Contribution made to Channelview Union Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre- tax salary reductions. For purposes of the Company Profit Sharing Contribution made to Channelview Union Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre- tax salary reductions. Such Company Profit Sharing Contributions will be made by March 31 of current Plan Year. The Trustee shall post such amount to each Channelview Union Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

90 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Leeds Union Employee as defined in Section 2.1 For each Plan Year beginning January 1, 2007, the Company will make a Company Profit Sharing Contribution as follows: (a) If plant profit is $1, then the Company Profit Sharing Contribution shall be equal to 2% of the gross wages paid to the Leeds Union Employee for the previous calendar year. (b) If plant profit is $1,250,000, then the Company Profit Sharing Contribution For each Plan Year beginning January 1, 2007, the Company will make a Company Profit Sharing Contribution as follows: (a) If plant profit is $1, then the Company Profit Sharing Contribution shall be equal to 2% of the gross wages paid to the Leeds Union Employee for the previous calendar year. (b) If plan profit is $1,250,000, then the Company Profit Sharing Contribution shall be equal to 3% of the gross wages paid to the Leeds Union Employee for the previous calendar year. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. For purposes of the Company Profit Sharing contribution made to Leeds Union Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre-tax salary reductions. The Trustee shall post such amount to each Leeds Union Employee’s ER Discretionary 3 yr Account.

91 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Ludington Union Employee as defined in Section 2.1 For each Plan Year commencing on and after January 1, 2008, the Company will make a Company Profit Sharing Contribution equal to 1% of the previous year’s Pay of a Ludington Union Employee, provided that the Ludington Union Employee meets the eligibility requirements of Sections 1.18, 2.1 and 5.3 of the Plan. Subject to Section 5.3(c) of the Plan, such Company Profit Sharing Contribution will be made to the Ludington Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible following the end of the Plan Year. Notwithstanding the foregoing, a Ludington Union Employee who retired, died, or became disabled between January 1, 2008 and September 30, 2008 shall receive a Company Profit Sharing Contribution, solely with respect to the 2008 Plan Year, equal of 2% of Compensation. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

<u>Union Group</u>	<u>**Level of Profit Sharing Contribution**</u>	<u>**Level of Matching Contribution**</u>
Hammond Union Employee as defined in Section 2.1	The Company will make a Company Profit Sharing Contribution equal to 5% of the Hammond Union Employee's W-2 earnings for the prior year if the Hammond Union Employee (1) is on the active payroll on December 31 or is still a Hammond Union Employee but is laid off or disabled for a period of six months or less and (2) (effective July 1, 2015) the Hammond Union Employee contributes at least 1% of his or her Pay and remains a contributor to the Plan. AU other Hammond Union Employees not meeting the previous requirements will receive a Company Profit Sharing Contribution equal to 2.5% of the Hammond Union Employee's W-2 earnings for the prior year.	The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1 provided that the Company will make additional Company Matching Contributions equal to an additional 1% of the Hammond Union Employee's earnings if such Hammond Union Employee contributes at least 4% of his or her W-2 earnings.
	For purposes of the Company Profit Sharing Contribution made to Hammond Union Employees, the term "W-2 earnings" shall mean such employee's box-1 W-2 earnings plus any pre-tax salary reductions made during the applicable year. The Trustee shall post such amount to each Hammond Union Employee's ER Discretionary 3 yr Account.	For purposes of the additional 1% Company Matching Contribution made to Hammond Union Employees, the term "W-2 earnings" shall mean such employee's box-1 W-2 earnings plus any pre-tax salary reductions made during the applicable year.

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93 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution East Chicago Union Employee as defined in Section 2.1 The Company will make a Company Profit Sharing Contribution equal to 10% of the East Chicago Union Employee’s W- 2 earnings for the prior year if the East Chicago Union Employee (1) is on the active payroll on December 31 or is still an East Chicago Union Employee but is laid off or disabled for a period of six months or less and (2) (effective July 1, 2015) the East Chicago Union Employee contributes at least 1% of his or her Pay and remains a contributor to the Plan. All other East Chicago Union Employees not meeting the previous requirements will receive a Company Profit Sharing Contribution equal to 5% of the East Chicago Union Employee’s W-2 earnings for the prior year. For purposes of the Company Profit Sharing Contribution made to East Chicago Union Employees, the term “W-2 earnings” shall mean such employee’s box-I W-2 earnings plus any pre-tax salary reductions made during the applicable year. The Trustee shall post such amount to each East Chicago Union Employee’s Brambles Profit Sharing Account. The Company will not make any Company Matching Contributions.

94 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Pawnee Union Employee as defined in Section 2.1 The Company will make a Company Profit Sharing Contribution equal to 2% of the prior year’s Pay paid to the Pawnee Union Employees for the calendar year, provided that the Pawnee Union Employee meets the eligibility requirements of Sections 1.18, 2.1 and 5.3 of the Plan for the Plan Year. Such Company Profit Sharing Contribution will be made to the Teamsters Pawnee Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible after the end of the Plan Year. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

95 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Pueblo Union Employee as defined in Section 2.1 Each Plan Year, the Company will make a Company Profit Sharing Contribution equal to one dollar and twenty-five cents ($1.25) per hour for each hour worked by a Pueblo Union Employee up to a maximum of (i) one hundred sixty (160) hours for a four (4) payroll week month and (ii) two hundred (200) hours for a five (5) week payroll month, provided that the Pueblo Union Employee is actively employed by the Employer on the last day of the Plan Year and meets the requirements of Sections 1.18, 2.1 and 5.3 of the Plan, except that a Pueblo Union Employee shall not be required to complete 1,000 Hours of Service in the Plan Year to receive a Company Profit Sharing Contribution. Such Company Profit Sharing Contribution will be made to a Pueblo Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible following the end of the applicable Plan Year. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

96 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Natrona Heights Union Employee as defined in Section 2.1 On March 31, 2011 and each March thereafter, the Company will make a Company Profit Sharing Contribution equal to 2% of the Natrona Heights Union Employee’s W-2 earnings for the previous calendar year provided that the Natrona Heights Union Employee is still actively employed at the time of the contribution. For purposes of the Company Profit Sharing Contribution made to Natrona Heights Union Employees, the term “W-2 earnings” shall mean such employee’s box-I W-2 earnings plus any pre-tax salary reductions made during the applicable year. The Trustee shall post such amount to each Natrona Heights Union Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

97 010-8914-7945/4 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Braddock Union Employee as defined in Section 2.1 The Company will not make any Company Profit Sharing Contributions. The Company will not make any Company Matching Contributions.

010-9039-9927/1 FIRST AMENDMENT TO THE HARSCO CORPORATION SAVINGS PLAN (To the Plan Document Amended and Restated Effective January 1, 2019) Pursuant to Section 18.1 of the plan document, Harsco Corporation (the “Employer”) hereby amends the Harsco Corporation Savings Plan (the “Plan”) effective as of the dates set forth below: Effective April 22, 2020, Section 1.18 (Eligible Employee) is hereby deleted in its entirety and the following is inserted in lieu thereof: Eligible Employee An Employee of an Employer, except any Employee: (a) whose compensation and conditions of employment are covered by a collective bargaining agreement to which an Employer is a party, unless the agreement calls for the Employee’s participation in the Plan; (b) who is compensated by the Employer on a salaried basis or on an hourly basis and is an Eligible Employee under the Harsco Retirement Savings and Investment Plan, including, but not limited to, an Employee of Air- X-Changers or Harsco Rail (except those employed in the Ludington, MI union group) who is compensated on an hourly basis; (c) who is treated as an Employee because he or she is a Leased Employee; (d) who is a nonresident alien who (i) either receives no earned income (within the meaning of Code section 911(d)(2)), from sources within the United States under Code section 861(a)(3); or (ii) receives earned income from sources within the United States but such income is exempt from United States income tax under an applicable income tax convention; (e) is classified by the Employer as an independent contractor but who is later determined to have been an Employee; (f) who becomes an employee of the Company or a Related Company in connection with the acquisition by the Company or a Related Company of the stock or assets of an unrelated company or the merger of an unrelated company into the Company or a Related Company, unless the Company determines that such employees shall be eligible to participate in the Plan; or (g) who is eligible to participate in the Harsco 401(k) Retirement Savings Plan.

010-9103-0605/5 SECOND AMENDMENT TO THE HARSCO CORPORATION SAVINGS PLAN (To the Plan Document Amended and Restated Effective January 1, 2019) Pursuant to Section 18.1 of the plan document, Harsco Corporation (the “Employer”) hereby amends the Harsco Corporation Savings Plan (the “Plan”) effective as of the dates set forth below: I. Effective May 15, 2020, Sections 1.14 – 1.53 are renumbered as 1.15 – 1.54, all cross-references are updated accordingly, and the following is inserted as new Section 1.14: “The term “COVID Impacted Individuals” means any Participant; (a) who is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (“COVID-19”) by a test approved by the Centers for Disease Control and Prevention; (b) whose Spouse or dependent (as defined in Code section 152) is diagnosed with such virus or disease by such a test; (c) who experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease; (d) who experiences adverse financial consequences as a result of the individual having a reduction in pay (or self-employment income) due to COVID-19 or having a job offer rescinded or start date for a job delayed due to COVID-19; (e) who experiences adverse financial consequences as a result of the individual’s Spouse or a member of the individual’s household (as defined below) being quarantined, being furloughed or laid off, or having work hours reduced due to COVID-19, being unable to work due to lack of childcare due to COVID-19, having a reduction in pay (or self- employment income) due to COVID-19, or having a job offer rescinded or start date for a job delayed due to COVID-19; (f) who experiences adverse financial consequences as a result of closing or reducing hours of a business owned or operated by the individual’s Spouse or a member of the individual’s household (as defined below) due to COVID-19; or (g) other factors as determined by the Secretary of the Treasury (or the Secretary’s delegate). For purposes of this definition, a member of the individual’s household is someone who shares the individual’s principal residence.”

- 2 - 010-9103-0605/5 II. Effective January 1, 2020, the seventh paragraph of Section 2.1 is hereby deleted in its entirety and the following is inserted in lieu thereof: “An Employee who is (i) an employee at the MSVNBC, Plant 126 Hammond, IN location, (ii) represented by the United Steelworkers - Local Union 2003-20, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“East Chicago Plan 126 Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements.” III. Effective January 1, 2020, the term “MVBRI” is replaced with “MSVBRI” in the last paragraph of Section 2.1. IV. Effective January 1, 2021, the following is inserted as a new paragraph at the end of Section 3.1(b): “Effective January 1, 2021, all Participants making Pre-tax and/or Roth Contributions between one percent (1%) and five percent (5%) of Compensation shall be subject to an automatic increase whereby the Participant’s Contribution election shall increase by one percent (1%) at the beginning of each Plan Year (commencing on January 1, 2021) until the Participant’s Contribution election reaches six percent (6%) unless the Participant elects to modify his or her Pre-tax and/or Roth election. In the event the Participant is making both Pre-tax and Roth Contributions, only the Participant’s Pre-tax Contribution election shall be subject to the automatic increase provided that the automatic increase shall not apply in the event the Participant’s Contribution election equals or exceeds six percent (6%) when combining both Pre-tax and Roth. In no event shall the Participant’s Contribution election exceed the maximum Contribution Percentages set forth in Section 3.5 of the Plan.” V. Effective May 15, 2020, the following is inserted as new Section 9.5(d): “Notwithstanding the foregoing, with respect to loans made to a COVID Impacted Individuals between May 15, 2020 and September 22, 2020, the maximum principal amount of any loan shall be increased to the lesser of (1) 100% of the vested balance of a Participant’s Account, determined on the day of the loan, or (2) $100,000, minus the highest outstanding principal balance of any loan from the Plan the Participant had during the previous 12 months.” VI. Effective May 15, 2020, the following is inserted at the end of Section 9.6: “Notwithstanding the foregoing, the six month wait in the prior sentence shall not apply for Plan Year 2020.” VII. Effective May 15, 2020, the following is inserted at the end of Section 9.9: “With respect to any COVID Impacted Individual with an outstanding loan with a due date between May 15, 2020 and December 31, 2020, such COVID Impacted Person may elect to delay the due date by one year. Any subsequent repayments with respect to any such

- 3 - 010-9103-0605/5 loan shall be appropriately adjusted to reflect the delay in the due date and any interest accrued during such delay. The delay period shall be disregarded in determining the 5-year period and the level amortization requirement under this Section 9.9.” VIII. Effective May 15, 2020, the following is inserted as new Section 10.11: “10.11 Coronavirus-related Distribution. Upon proper application of a Participant in such form and manner as the Administrator may specify, and to the extent consistent with applicable law, the Administrator, in its sole discretion, may permit the Participant to withdraw a portion or all of the Participant’s Account (subject to Spousal Consent requirements applicable to Participants with funds in his or her Account from the Sherwood Selpac Corporation Profit Sharing Thrift Plan or the Track Technologies Savings Plan) provided that the distribution is a Coronavirus-related Distribution. Such withdrawal shall be paid pro-rata from all money types and funds in a Participant’s Account. For purposes of this Section 10.11, the term “Coronavirus-related Distribution” means a distribution that meets the following requirements: (1) the distribution is to a Participant that is a COVID Impacted Individual and (2) the distribution is made between May 15, 2020 and December 31, 2020. The aggregate Coronavirus-related Distribution made to any Participant shall not exceed $100,000. A Participant, who received a Coronavirus-related Distribution, may (in a manner consistent with Section 2202(a)(3) of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act of 2020), at any time during the three year period beginning on the day after the date on which such Coronavirus-related Distribution was received, make one or more contributions in an aggregate amount not to exceed the amount of such distribution to the Plan.” IX. Effective January 1, 2020, Appendix B is hereby deleted in its entirety and replaced with the Appendix B attached hereto. * * * IN WITNESS WHEREOF, Harsco Corporation has caused the Second Amendment to the Harsco Corporation Savings Plan to be executed by its duly authorized officers on this _17th_ day of _November_, 2020. HARSCO CORPORATION By: Title: VP Human Resources Global Services

- 4 - 010-9103-0605/5 APPENDIX B COMPANY PROFIT SHARING AND MATCHING CONTRIBUTIONS Open Union Groups Union Group Level of Profit Sharing Contribution Level of Matching Contribution East Chicago Plant 126 Union Employee as defined in Section 2.l Effective January 1, 2021, the Company will not make any Company Profit Sharing Contributions. Effective January 1, 2021, the Company will make Company Matching Contributions equal to 100% of the sum of each East Chicago Plant Union Employee’s Pre-tax, Roth Contributions, and After-tax Contributions for the period, provided that no Company Matching Contributions shall be made based upon a Participant’s Contributions in excess of 5% of his or her Pay. Such Company Matching Contributions will be made to the Unrestricted Company Match Account.

- 5 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Pawnee Union Employee as defined in Section 2.1 The Company will make a Company Profit Sharing Contribution equal to 2% of the prior year’s Pay paid to the Pawnee Union Employees for the calendar year, provided that the Pawnee Union Employee meets the eligibility requirements of Sections 1.18, 2.1 and 5.3 of the Plan for the Plan Year. Such Company Profit Sharing Contribution will be made to the Teamsters Pawnee Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible after the end of the Plan Year. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

- 6 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Pueblo Union Employee as defined in Section 2.1 Each Plan Year, the Company will make a Company Profit Sharing Contribution equal to one dollar and twenty-five cents ($1.25) per hour for each hour worked by a Pueblo Union Employee up to a maximum of (i) one hundred sixty (160) hours for a four (4) payroll week month and (ii) two hundred (200) hours for a five (5) week payroll month, provided that the Pueblo Union Employee is actively employed by the Employer on the last day of the Plan Year and meets the requirements of Sections 1.18, 2.1 and 5.3 of the Plan, except that a Pueblo Union Employee shall not be required to complete 1,000 Hours of Service in the Plan Year to receive a Company Profit Sharing Contribution. Such Company Profit Sharing Contribution will be made to a Pueblo Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible following the end of the applicable Plan Year. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

- 7 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Natrona Heights Union Employee as defined in Section 2.1 On March 31, 2018 and each March thereafter, the Company will make a Company Profit Sharing Contribution equal to 4% of the Natrona Heights Union Employee’s W-2 earnings for the previous calendar year provided that the Natrona Heights Union Employee is still actively employed at the time of the contribution. For purposes of the Company Profit Sharing Contribution made to Natrona Heights Union Employees, the term “W-2 earnings” shall mean such employee’s box 1 - W-2 earnings plus any pre-tax salary reductions made during the applicable year. The Trustee shall post such amount to each Natrona Heights Union Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

- 8 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Braddock Union Employee as defined in Section 2.1 The Company will not make any Company Profit Sharing Contributions. The Company will not make any Company Matching Contributions.

- 9 - 010-9103-0605/5 Closed Union Groups Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Patterson-Kelley Hourly-Paid Union Clerical Employees as defined in Section 2.1 For the Plan Year beginning January 1, 2013, the Company will make a Company Profit Sharing Contribution equal to 2% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Clerical Employee for the 2012 calendar year. For the Plan Year beginning January 1, 2014, the Company will make a Company Profit Sharing Contribution equal to 1% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Clerical Employee for the 2013 calendar year. All Company Profit Sharing Contributions will be paid to the Trustee in March of the calendar year following the Plan Year to which the Company Profit Sharing Contribution relates. The Trustee shall post such amount to each Patterson-Kelley Hourly- Paid Union Clerical Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Divested November 13, 2019

- 10 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Patterson-Kelley Hourly- Paid Union Shop Employee as defined in Section 2.1 For the Plan Year beginning January 1, 2014, the Company will make a Company Profit Sharing Contribution equal to 2% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Shop Employee for the 2013 calendar year. For the Plan Year beginning January 1, 2015, the Company will make a Company Profit Sharing Contribution equal to 1% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Shop Employee for the 2014 calendar year. The Company will not make any Company Profit Sharing Contributions for Plan Years beginning on or after January 1, 2016. For purposes of the Company Profit Sharing Contribution made to Patterson-Kelley Hourly-Paid Union Shop Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre-tax salary reductions. All Company Profit Sharing Contributions will be paid to the Trustee in March of the calendar year following the Plan Year to which the Company Profit Sharing Contribution relates. The Trustee shall post such amount to each Patterson-Kelley Hourly- Paid Union Shop Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Divested November 13, 2019

- 11 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Channelview Union Employee as defined in Section 2.1 For each Plan Year beginning January 1, 2011, the Company will make a Company Profit Sharing Contribution equal to 2% of the gross wages paid to the Channelview Union Employee for the previous calendar year provided that the Channelview Union Employee has more than 40 Hours of Service during the Plan Year. In addition, if plant profits meet or exceed $3,500,000, the Company shall make an additional Company Profit Sharing Contribution of 1% of the gross wages paid to the Channelview Union Employee for the previous calendar year. For purposes of the Company Profit Sharing Contribution made to Channelview Union Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre- tax salary reductions. For purposes of the Company Profit Sharing Contribution made to Channelview Union Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre- tax salary reductions. Such Company Profit Sharing Contributions will be made by March 31 of current Plan Year. The Trustee shall post such amount to each Channelview Union Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Divested July 31, 2020

- 12 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Leeds Union Employee as defined in Section 2.1 For each Plan Year beginning January 1, 2007, the Company will make a Company Profit Sharing Contribution as follows: (a) If plant profit is $1, then the Company Profit Sharing Contribution shall be equal to 2% of the gross wages paid to the Leeds Union Employee for the previous calendar year. (b) If plan profit is $1,250,000, then the Company Profit Sharing Contribution shall be equal to 3% of the gross wages paid to the Leeds Union Employee for the previous calendar year. For purposes of the Company Profit Sharing contribution made to Leeds Union Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre-tax salary reductions. The Trustee shall post such amount to each Leeds Union Employee’s ER Discretionary 3 yr. Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Divested July 31, 2020

- 13 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Ludington Union Employee as defined in Section 2.1 For each Plan Year commencing on and after January 1, 2008, the Company will make a Company Profit Sharing Contribution equal to 1% of the previous year’s Pay of a Ludington Union Employee, provided that the Ludington Union Employee meets the eligibility requirements of Sections 1.18, 2.1 and 5.3 of the Plan. Subject to Section 5.3(c) of the Plan, such Company Profit Sharing Contribution will be made to the Ludington Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible following the end of the Plan Year. Notwithstanding the foregoing, a Ludington Union Employee who retired, died, or became disabled between January 1, 2008 and September 30, 2008 shall receive a Company Profit Sharing Contribution, solely with respect to the 2008 Plan Year, equal of 2% of Compensation. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Two remaining union employees

- 14 - 010-9103-0605/5 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status East Chicago Union Employee as defined in Section 2.1 The Company will make a Company Profit Sharing Contribution equal to 10% of the East Chicago Union Employee’s W- 2 earnings for the prior year if the East Chicago Union Employee (1) is on the active payroll on December 31 or is still an East Chicago Union Employee but is laid off or disabled for a period of six months or less and (2) (effective July 1, 2015) the East Chicago Union Employee contributes at least 1% of his or her Pay and remains a contributor to the Plan. All other East Chicago Union Employees not meeting the previous requirements will receive a Company Profit Sharing Contribution equal to 5% of the East Chicago Union Employee’s W-2 earnings for the prior year. For purposes of the Company Profit Sharing Contribution made to East Chicago Union Employees, the term “W-2 earnings” shall mean such employee’s box-1 W-2 earnings plus any pre-tax salary reductions made during the applicable year. The Trustee shall post such amount to each East Chicago Union Employee’s Brambles Profit Sharing Account. The Company will not make any Company Matching Contributions. Plant closed May 8, 2020

010-9389-5621/1 FOURTH AMENDMENT TO THE HARSCO CORPORATION SAVINGS PLAN (To the Plan Document Amended and Restated Effective January 1, 2019) Pursuant to Section 18.1 of the plan document, Harsco Corporation (the “Employer”) hereby amends the Harsco Corporation Savings Plan (the “Plan”) effective as of the dates set forth below: I. Effective January 1, 2022, Appendix B is hereby deleted in its entirety and replaced with the Appendix B attached hereto. * * * IN WITNESS WHEREOF, Harsco Corporation has caused the Second Amendment to the Harsco Corporation Savings Plan to be executed by its duly authorized officers on this __20th___ day of __December__, 2022. HARSCO CORPORATION By: Title: VP, HR Global Services

- 2 - 010-9389-5621/1 APPENDIX B COMPANY PROFIT SHARING AND MATCHING CONTRIBUTIONS Open Union Groups Union Group Level of Profit Sharing Contribution Level of Matching Contribution East Chicago Plant 126 Union Employee as defined in Section 2.l Effective January 1, 2021, the Company will not make any Company Profit Sharing Contributions. Effective January 1, 2021, the Company will make Company Matching Contributions equal to 100% of the sum of each East Chicago Plant Union Employee’s Pre-tax, Roth Contributions, and After-tax Contributions for the period, provided that no Company Matching Contributions shall be made based upon a Participant’s Contributions in excess of 5% of his or her Pay. Such Company Matching Contributions will be made to the Unrestricted Company Match Account.

- 3 - 010-9389-5621/1 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Pawnee Union Employee as defined in Section 2.1 The Company will make a Company Profit Sharing Contribution equal to 2% of the prior year’s Pay paid to the Pawnee Union Employees for the calendar year, provided that the Pawnee Union Employee meets the eligibility requirements of Sections 1.18, 2.1 and 5.3 of the Plan for the Plan Year. Such Company Profit Sharing Contribution will be made to the Teamsters Pawnee Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible after the end of the Plan Year. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

- 4 - 010-9389-5621/1 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Pueblo Union Employee as defined in Section 2.1 Each Plan Year, the Company will make a Company Profit Sharing Contribution equal to one dollar and twenty-five cents ($1.25) per hour for each hour worked by a Pueblo Union Employee who was an Eligible Employee as of August 1, 2011, up to a maximum of (i) one hundred sixty (160) hours for a four (4) payroll week month and (ii) two hundred (200) hours for a five (5) week payroll month, provided that the Pueblo Union Employee is actively employed by the Employer on the last day of the Plan Year and meets the requirements of Sections 1.18, 2.1 and 5.3 of the Plan, except that a Pueblo Union Employee shall not be required to complete 1,000 Hours of Service in the Plan Year to receive a Company Profit Sharing Contribution. Such Company Profit Sharing Contribution will be made to a Pueblo Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible following the end of the applicable Plan Year. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

- 5 - 010-9389-5621/1 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Natrona Heights Union Employee as defined in Section 2.1 On March 31, 2018 and each March thereafter, the Company will make a Company Profit Sharing Contribution equal to 4% of the Natrona Heights Union Employee’s W-2 earnings for the previous calendar year provided that the Natrona Heights Union Employee is still actively employed at the time of the contribution. For purposes of the Company Profit Sharing Contribution made to Natrona Heights Union Employees, the term “W-2 earnings” shall mean such employee’s box 1 - W-2 earnings plus any pre-tax salary reductions made during the applicable year. The Trustee shall post such amount to each Natrona Heights Union Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1.

- 6 - 010-9389-5621/1 Closed Union Groups Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Patterson-Kelley Hourly-Paid Union Clerical Employees as defined in Section 2.1 For the Plan Year beginning January 1, 2013, the Company will make a Company Profit Sharing Contribution equal to 2% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Clerical Employee for the 2012 calendar year. For the Plan Year beginning January 1, 2014, the Company will make a Company Profit Sharing Contribution equal to 1% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Clerical Employee for the 2013 calendar year. All Company Profit Sharing Contributions will be paid to the Trustee in March of the calendar year following the Plan Year to which the Company Profit Sharing Contribution relates. The Trustee shall post such amount to each Patterson-Kelley Hourly- Paid Union Clerical Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Divested November 13, 2019

- 7 - 010-9389-5621/1 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Patterson-Kelley Hourly- Paid Union Shop Employee as defined in Section 2.1 For the Plan Year beginning January 1, 2014, the Company will make a Company Profit Sharing Contribution equal to 2% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Shop Employee for the 2013 calendar year. For the Plan Year beginning January 1, 2015, the Company will make a Company Profit Sharing Contribution equal to 1% of the gross wages paid to the Patterson-Kelley Hourly- Paid Union Shop Employee for the 2014 calendar year. The Company will not make any Company Profit Sharing Contributions for Plan Years beginning on or after January 1, 2016. For purposes of the Company Profit Sharing Contribution made to Patterson-Kelley Hourly-Paid Union Shop Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre-tax salary reductions. All Company Profit Sharing Contributions will be paid to the Trustee in March of the calendar year following the Plan Year to which the Company Profit Sharing Contribution relates. The Trustee shall post such amount to each Patterson-Kelley Hourly- Paid Union Shop Employee’s ER Discretionary 3 yr Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Divested November 13, 2019

- 8 - 010-9389-5621/1 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Channelview Union Employee as defined in Section 2.1 The Company will not make any Company Profit Sharing Contributions for Plan Years beginning on or after January 1, 2016. The Company will contribute 50 cents for each pre-tax or after-tax dollar the Participant contributes (up to the first 6% of the Participant’s eligible pay). Beginning January 1, 2016, the Company will contribute an additional 50 cents for each pre-tax or after-tax dollar the Participant contributes (up to the first 6% of the Participant’s eligible pay). This additional company contribution is to be paid out no later than March 31st of 2016, 2017, 2018, and 2019 based on the prior year employee contributions. Employees must be actively employed on the date of payment. Divested July 31, 2020

- 9 - 010-9389-5621/1 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Leeds Union Employee as defined in Section 2.1 For each Plan Year beginning January 1, 2007, the Company will make a Company Profit Sharing Contribution as follows: (a) If plant profit is $1, then the Company Profit Sharing Contribution shall be equal to 2% of the gross wages paid to the Leeds Union Employee for the previous calendar year. (b) If plan profit is $1,250,000, then the Company Profit Sharing Contribution shall be equal to 3% of the gross wages paid to the Leeds Union Employee for the previous calendar year. For purposes of the Company Profit Sharing contribution made to Leeds Union Employees, the term “gross wages” shall mean such employee’s gross wages prior to any pre-tax salary reductions. The Trustee shall post such amount to each Leeds Union Employee’s ER Discretionary 3 yr. Account. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Divested July 31, 2020

- 10 - 010-9389-5621/1 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status Ludington Union Employee as defined in Section 2.1 For each Plan Year commencing on and after January 1, 2008, the Company will make a Company Profit Sharing Contribution equal to 1% of the previous year’s Pay of a Ludington Union Employee, provided that the Ludington Union Employee meets the eligibility requirements of Sections 1.18, 2.1 and 5.3 of the Plan. Subject to Section 5.3(c) of the Plan, such Company Profit Sharing Contribution will be made to the Ludington Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible following the end of the Plan Year. Notwithstanding the foregoing, a Ludington Union Employee who retired, died, or became disabled between January 1, 2008 and September 30, 2008 shall receive a Company Profit Sharing Contribution, solely with respect to the 2008 Plan Year, equal of 2% of Compensation. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. No active employees as of January 1, 2021.

- 11 - 010-9389-5621/1 Union Group Level of Profit Sharing Contribution Level of Matching Contribution Status East Chicago Union Employee as defined in Section 2.1 The Company will make a Company Profit Sharing Contribution equal to 10% of the East Chicago Union Employee’s W- 2 earnings for the prior year if the East Chicago Union Employee (1) is on the active payroll on December 31 or is still an East Chicago Union Employee but is laid off or disabled for a period of six months or less and (2) (effective July 1, 2015) the East Chicago Union Employee contributes at least 1% of his or her Pay and remains a contributor to the Plan. All other East Chicago Union Employees not meeting the previous requirements will receive a Company Profit Sharing Contribution equal to 5% of the East Chicago Union Employee’s W-2 earnings for the prior year. For purposes of the Company Profit Sharing Contribution made to East Chicago Union Employees, the term “W-2 earnings” shall mean such employee’s box-1 W-2 earnings plus any pre-tax salary reductions made during the applicable year. The Trustee shall post such amount to each East Chicago Union Employee’s Brambles Profit Sharing Account. The Company will not make any Company Matching Contributions. Plant closed May 8, 2020 Braddock Union Employee as defined in Section 2.1 The Company will not make any Company Profit Sharing Contributions. The Company will not make any Company Matching Contributions. No active participants as of 1/31/22

1095152232\4\AMERICAS FIFTH AMENDMENT TO THE HARSCO CORPORATION SAVINGS PLAN (To the Plan Document Amended and Restated Effective January 1, 2019) Pursuant to Section 18.1 of the plan document, Enviri Corporation (formerly Harsco Corporation) (the “Employer”) hereby amends the Harsco Corporation Savings Plan (the “Plan”), effective January 1, 2023 unless otherwise specified, as set forth below: I. Effective January 1, 2024, the name of the Plan shall be the “Enviri Corporation Savings Plan” and “Enviri Corporation Savings Plan” shall replace the current name and “Enviri Corporation” shall replace references to “Harsco Corporation” throughout the Plan, where applicable. II. Effective January 1, 2024, the first paragraph of the Introduction shall be deleted in its entirety and replaced with the following: “Effective January 1, 1979, Harsco Corporation (the “Company”) established the Harsco Corporation Savings Plan for the benefit of eligible employees of the Company and its participating affiliates. Effective January 1, 2024, the name of the plan became the Enviri Corporation Savings Plan (the “Plan”).” III. Paragraph (b) of Section 1.19 (“Eligible Employee”) is deleted in its entirety and the following is inserted in its place: “(b) who is compensated by the Employer on a salaried basis or on an hourly basis and is an Eligible Employee under the Harsco Retirement Savings and Investment Plan, including, but not limited to, an Employee of Air-X-Changers or Harsco Rail who is compensated on an hourly basis;” IV. The following is inserted at the end of Section 2.1: “Effective May 1, 2023, an Employee who is (i) an employee at MSVGEN, Plant 12 Provo UT location, (ii) represented by Operating Engineers, Local Union No. 3, and (iii) covered under a collective bargaining agreement that expressly provides for the Employee’s participation in the Plan (“Provo Union Employee”) will be eligible to participate in the Plan, provided that such Employee meets the Plan’s eligibility requirements.

- 2 - 1095152232\4\AMERICAS V. Paragraph (b) of Section 4.4 is deleted in its entirety and the following is inserted in its place: (b) The provisions of this Section shall apply in the following circumstances: (1) A Participant who is an Eligible Employee under this Plan transfers to another position of employment with the Participant’s current employer or another Employer that is a Subsidiary or Related Company, and (2) as a result, the Participant becomes an eligible employee under the RSIP. The provisions of this Section also shall apply where a Participant who was an Eligible Employee under this Plan otherwise becomes an eligible employee under the RSIP. VI. Effective January 1, 2024, paragraph (e) of Section 4.4 is deleted in its entirety and the following is inserted in its place: (e) A Participant’s vested interest in any of his or her Accounts under the RSIP shall be determined under this Plan as follows: (1) If the Participant’s vested interest is 100% as of the Transfer Date, the Participant’s vested interest shall be 100% at all times thereafter. (2) If the Participant’s vested interest is less than 100% as of the Transfer Date, thereafter, the Participant’s vested interest under the RSIP shall be based on the terms of the RSIP, and all of the Participant’s employment with all Related Companies before and after the Transfer Date; provided, however, that in no event shall the Participant’s vested interest under the RSIP be a lesser percentage than it could be under the terms of this Plan as in effect on the Transfer Date. VII. Effective January 1, 2024, Section 8.3 is deleted in its entirety and the following is inserted in its place: 8.3 Vesting Schedule In addition to the vesting provided above, the Unrestricted Company Match Account, ER Discretionary 3 yr Account, Prior Plan Match 3 yr Account, and the Sherwood Prior Match Account shall become vested in accordance with the following schedule:

- 3 - 1095152232\4\AMERICAS Years of Vesting Service Vesting Percentage Less than 3 0% 3 or more 100% A Participant shall become vested in the portion of his ER Discretionary 5 yr Account in accordance with the following schedule: Years of Vesting Service Vesting Percentage Less than 5 0% 5 or more 100% If this vesting schedule is changed, the vested percentage for each Participant shall not be less than his or her vested percentage determined as of the last day prior to the change, and for any Participant with at least three Years of Vesting Service when the schedule is changed, vesting shall be determined using the more favorable vesting schedule. Notwithstanding the foregoing, any dividends paid under the Company Stock Fund and credited to a Participant’s ESOP Account are at all times 100% vested regardless of whether the Participant is vested in the underlying Account to which such dividends relate. Effective January 1, 2024, notwithstanding the foregoing, Company Matching Contributions to the Unrestricted Company Match Account, except for contributions to Pawnee Union Employees, Pueblo Union Employees, and Natrona Union Employees as described in Appendix B, shall vest in accordance with the schedule below. There is no change in the vesting schedule for contributions to any other Account. Years of Vesting Service Vesting Percentage 1 year 33% 2 years 66% 3 years 100% VIII. Effective May 1, 2023, the following is inserted in Appendix B as the first row below the headings: Provo Union Employee The Company will not make any Company Profit Sharing Contributions. The Company will not make any Company Matching Contributions.

- 4 - 1095152232\4\AMERICAS IN WITNESS WHEREOF, Enviri Corporation (formerly Harsco Corporation) has caused the Fifth Amendment to the Harsco Corporation Savings Plan to be executed by its duly authorized officers on this ______ day of _________________, 2023. ENVIRI CORPORATION By: _______________________ Title: ____VP, HR Global Services________ 20 December

1100146286\2\AMERICAS SIXTH AMENDMENT TO THE ENVIRI CORPORATION SAVINGS PLAN (To the Plan Document Amended and Restated Effective January 1, 2019) Pursuant to Section 18.1 of the plan document, Enviri Corporation (formerly Harsco Corporation) (the “Employer”) hereby amends the Enviri Corporation Savings Plan (the “Plan” and formerly the Harsco Corporation Savings Plan), effective April 1, 2024, unless otherwise specified, as set forth below: I. The following sentence shall be inserted after the tenth paragraph of the Introduction: “Effective April 1, 2024, the Harsco 401(k) Retirement Savings Plan merged into the Plan.” II. The following paragraphs (q) through (y) shall be inserted following paragraph (p) of Section 1.1 and current paragraphs (q) through (ff) shall be labeled as paragraphs (z) through (yy) accordingly. “(q) HRSP ED Plan Merger Account - An account holding amounts from the Participant’s employee deferral account and ED plan merger account under the HRSP following the merger of the HRSP into the Plan. (r) HRSP Employee After-Tax Merger Account - An account holding amounts from the Participant’s employee after-tax account and EE nondeduct plan merger account under the HRSP following the merger of the HRSP into the Plan. (s) HRSP Employee Catch Up Rates Merger Account - An account holding amounts from the Participant’s employee catch up rates only account under the HRSP following the merger of the HRSP into the Plan. (t) HRSP Employer Match Merger Account - An account holding amounts from the Participant’s match adjustment account and employer match account under the HRSP following the merger of the HRSP into the Plan. (u) HRSP ER Discretionary Merger Account - An account holding amounts from the Participant’s ER discretionary plan merger account under the HRSP following the merger of the HRSP into the Plan. (v) HRSP ER MIM Plan Merger Account - An account holding amounts from the Participant’s ER MIM plan merger account under the HRSP following the merger of the HRSP into the Plan.

- 2 - 1100146286\2\AMERICAS (w) HRSP QNEC Plan Merger Account - An account holding amounts from the Participant’s QNEC plan merger account under the HRSP following the merger of the HRSP into the Plan. (x) HRSP Rollover Plan Merger Account - An account holding amounts from the Participant’s rollover account and rollover plan merger account under the HRSP following the merger of the HRSP into the Plan. (y) HRSP Roth ED Plan Merger Account - An account holding amounts from the Participant’s Roth deferral account and Roth ED plan merger account under the HRSP following the merger of the HRSP into the Plan.” III. Section 1.1(kk), previously section 1.1(bb), is deleted in its entirety and the following is inserted in its place: “(kk) Roth Rollover Account - Effective January 1, 2020, an account created to hold Roth Rollover Contributions that are rolled over into the Plan by an Eligible Employee and amounts transferred from the Participant’s Roth rollover account under the Harsco Retirement Savings and Investment Plan and, effective April 1, 2024, Roth Rollover Contributions from the Participant’s Roth Rollover account under the HRSP following the merger of the HRSP into the Plan.” IV. Section 2.4 is deleted in its entirety and the following is inserted in its place: “2.4 Transferred Employees An Eligible Employee who was a participant in the Harsco Retirement Savings and Investment Plan (or, effective January 1, 2024, the Enviri Retirement Savings and Investment Plan) until he or she transferred employment to a position that made him or her an Eligible Employee or who was a participant in the Harsco 401(k) Retirement Savings Plan on the Merger date shall be eligible to participate in the Plan only when the Employee is no longer an active participant in any other tax-qualified retirement plan to which a Related Company is contributing.”

- 3 - 1100146286\2\AMERICAS V. The heading of Section 4.5 is deleted in its entirety and replaced with the following: “Transfers of Accrued Benefits from the Harsco Retirement Savings and Investment Plan and the Harsco 401(k) Retirement Savings Plan.” VI. Paragraph (a) of Section 4.5 is deleted in its entirety and the following is inserted in its place: “(a) For purpose of this Section, the term “RSIP” shall mean the Enviri Retirement Savings and Investment Plan (formerly the Harsco Retirement Savings and Investment Plan) and the term “HRSP” shall mean the Harsco 401(k) Retirement Savings Plan.” VII. Paragraph (b) of Section 4.5 is deleted in its entirety and the following is inserted in its place: “(b) The provisions of this Section shall apply in the following circumstances: (1) A Participant who is an eligible employee under the RSIP transfers to another position of employment with the Participant’s current Employer or another Employer that is a Subsidiary or Related Company, and (2) as a result, the Participant becomes an Eligible Employee under this Plan. The provisions of this Section also shall apply where a Participant who was an eligible employee under the RSIP or the HRSP otherwise becomes an Eligible Employee under this Plan.” VIII. Paragraph (c) of Section 4.5 is deleted in its entirety and the following is inserted in its place: “(c) If the provisions of this Section apply with respect to a Participant: (1) The Administrator shall direct the Trustee of this Plan to accept from the trustee of the RSIP or the HRSP, assets of the RSIP or the HRSP in an amount equal to the fair market value of the Participant’s account under the RSIP or the HRSP as of the valuation date of the transfer (including any portion of the account that is not vested and, if applicable, any loan amounts). (2) As of the date all of the assets are transferred from the RSIP to this Plan (for purposes of this Section, the “Transfer Date”) or merged from the HRSP to the Plan (the “Merger Date”), all of the assets so transferred or merged shall become assets of this Plan; and all of the liabilities of the RSIP or the HRSP that are attributable to the Participant shall become

- 4 - 1100146286\2\AMERICAS liabilities of this Plan. It is intended that this transfer and merger of assets and liabilities shall comply with the requirements of Code section 414(l). (3) Upon the transfer and merger of assets from the RSIP or the HRSP, the Participant shall cease to be a participant under the RSIP or the HRSP and shall become a Participant under this Plan, with an Account balance hereunder that is equal to his or her account balance under the RSIP or the HRSP immediately prior to the Code section 414(l) transfer and merger of assets and liabilities to this Plan.” IX. Paragraphs (e) through (g) of Section 4.5 shall be relabeled as paragraphs (f) through (h) and the following new paragraph (e) shall be inserted: “(e) The assets transferred from the HRSP pursuant to Section 4.4(c) shall be deposited into sub-accounts under this Plan, as follows: (1) The amounts credited to the Participant’s employee deferral account and ED plan merger account under the HRSP shall be transferred to the HRSP ED Plan Merger Account of the Participant under this Plan. (2) The amounts credited to the Participant’s after-tax account and EE nondeduct plan merger account under the HRSP shall be transferred to the HRSP Employee After-Tax Merger Account of the Participant under this Plan. (3) The amounts credited to the Participant’s employee catch up rates only account under the HRSP shall be transferred to the HRSP Employee Catch Up Rates Merger Account of the Participant under this Plan. (4) The amounts credited to the Participant’s match adjustment account and employer match account under the HRSP shall be transferred to the HRSP Employer Match Merger Account of the Participant under this Plan. (5) The amounts credited to the Participant’s ER discretionary plan merger account under the HRSP shall be transferred to the HRSP ER Discretionary Merger Account of the Participant under this Plan. (6) The amounts credited to the Participant’s ER MIM plan merger account account under the HRSP shall be transferred to the HRSP ER MIM Plan Merger Account of the Participant under this Plan.

- 5 - 1100146286\2\AMERICAS (7) The amounts credited to the Participant’s QNEC plan merger account account under the HRSP shall be transferred to the HRSP QNEC Plan Merger Account of the Participant under this Plan. (8) The amounts credited to the Participant’s rollover account and rollover plan merger account under the HRSP shall be transferred to the HRSP Rollover Plan Merger Account of the Participant under this Plan. (9) The amounts credited to the Participant’s Roth deferral account and Roth ED plan merger account under the HRSP shall be transferred to the HRSP Roth ED Plan Merger Account of the Participant under this Plan. (10) The amounts credited to the Participant’s Roth rollover account under the HRSP shall be transferred to the Roth Rollover Account of the Participant under this Plan. X. Paragraph (f) of Section 4.5 is deleted in its entirety and the following is inserted in its place: (f) A Participant’s vested interest under this Plan in any account under the RSIP or the HRSP shall be determined as follows: (1) If the Participant’s vested interest as of the Transfer Date or the Merger Date is 100% under the RSIP or the HRSP, the Participant’s vested interest in those accounts shall be 100% at all times thereafter under this Plan. (2) If the Participant’s vested interest as of the Transfer Date or the Merger Date is less than 100% under the RSIP or the HRSP, thereafter, the Participant’s vested interest under this Plan shall be based on the terms of this Plan, and all of the Participant’s employment with all Related Companies before and after the Transfer Date or Merger Date, as applicable; provided, however, that in no event shall the Participant’s vested interest under this Plan be a lesser percentage than it could be under the terms of the RSIP or the HRSP as in effect on the Transfer Date or Merger Date, as applicable.” XI. Section 8.1 is deleted in its entirety and the following is inserted in its place: “8.1 Fully Vested Contribution Accounts A Participant shall be fully vested in these Accounts at all times: After-Tax Rollover Account

- 6 - 1100146286\2\AMERICAS Altek Match Account Altek Roth Account Altek Safe Harbor Match Beneficiary After-tax Account Beneficiary Pretax Account Beneficiary Roth Account Brambles Profit Sharing Account Employee After-Tax Account Employee Deferral Account Employee Roth Account ESOP Account Hammco Pre-Tax Account Hammco Roth Deferral Account HRSP ED Plan Merger Account HRSP Employee After-Tax Merger Account HRSP Employee Catch Up Rates Merger Account HRSP ER Discretionary Merger Account HRSP ER MIM Plan Merger Account - HRSP QNEC Plan Merger Account – HRSP Rollover Plan Merger Account HRSP Roth ED Plan Merger Account Old Company Match Account Prior Company Match Account Prior ER Match Pandrol Jackson Account Prior Plan Match Account Prior Profit Sharing Account QDRO After-tax Account QDRO Pretax Account QDRO Roth Account QNEC Account Rollover Account Roth Rollover Account Sherwood Prior Match 100% Vested Account Transfer RSIP Match 100% Vested Account” XII. The final paragraph of Section 8.3 is deleted in its entirety and the following is inserted in its place: “Effective January 1, 2024, notwithstanding the foregoing, Company Matching Contributions to the Unrestricted Company Match Account, except for contributions to Pawnee Union Employees, Pueblo Union Employees, and Natrona Union Employees as described in Appendix B, shall vest in accordance with the schedule below. Effective April 1, 2024, notwithstanding the foregoing, contributions to the HRSP Employer Match Merger Account also shall vest in accordance with the schedule below. There is no change in the vesting schedule for contributions to any other Account.

- 7 - 1100146286\2\AMERICAS Years of Vesting Service Vesting Percentage 1 year 33% 2 years 66% 3 years 100% XIII. Section 9.5(b) is deleted in its entirety and the following is inserted in its place: “(b) Plan Maximum Limit - Subject to the legal limit described in (c) below, the maximum a Participant may borrow is 100% of the fully vested portions of the following Accounts in the following priority order: Employee Deferral Account HRSP ED Plan Merger Account HRSP Employee Catch Up Rates Merger Account Rollover Account HRSP Rollover Plan Merger Account After-tax Rollover Account Employee After-Tax Account HRSP Employee After-Tax Merger Account QNEC Account HRSP QNEC Plan Merger Account Prior ER Match Pandrol Jackson Account Brambles Profit Sharing Account Roth Rollover Account Employee Roth Account HRSP Roth ED Plan Merger Account Altek Roth Account Altek Safe Harbor Match Account Altek Match Account” XIV. Section 10.7(d) is deleted in its entirety and the following is inserted in its place: “(d) Account Sources for Withdrawal - All available amounts must first be withdrawn from a Participant’s Employee After-Tax Account. The remaining withdrawal amount shall come only from the fully vested amounts credited to the following Accounts, in the following priority order: Rollover Account HRSP Rollover Plan Merger Account Employee Deferral Account HRSP ED Plan Merger Account

- 8 - 1100146286\2\AMERICAS HRSP Employee Catch Up Rates Merger Account Prior ER Match Pandrol Jackson Account Brambles Profit Sharing Account Altek Roth Account Altek Safe Harbor Match Account Altek Match Account Roth Rollover Account Employee Roth Account HRSP Roth ED Plan Merger Account XV. Section 10.10(b) is deleted in its entirety and the following is inserted in its place: “(b) Account Sources for Withdrawal - The withdrawal amount shall come only from the Participant’s fully vested Accounts, in the following priority order, with the exception that the Participant may instead choose to have amounts taken from his or her Employee After-Tax Account first: Rollover Account HRSP Rollover Plan Merger Account After-Tax Rollover Account Employee Deferral Account HRSP ED Plan Merger Account HRSP Employee Catch Up Rates Merger Account Employee After-Tax Account HRSP Employee After-Tax Merger Account QNEC Account HRSP QNEC Plan Merger Account Prior ER Match Pandrol Jackson Account Altek Roth Account Altek Safe Harbor Match Account Altek Match Account Roth Rollover Account Employee Roth Account HRSP Roth ED Plan Merger Account A Participant’s Brambles Profit Sharing Account, Unrestricted Company Match Account, Prior Plan Match Account, Prior Company Match Account, Sherwood Prior Match Account, ER Discretionary 5 yr Account and ER Discretionary 3 yr Account (in that order) may also be included as Account sources for withdrawal by a Participant who is an Employee and who is over age 70-1/2. [Signature page follows.]

- 9 - 1100146286\2\AMERICAS IN WITNESS WHEREOF, Enviri Corporation (formerly Harsco Corporation) has caused the Fifth Amendment to the Harsco Corporation Savings Plan to be executed by its duly authorized officers on this __22____ day of ______March___________, 2024. ENVIRI CORPORATION By: _______________________ Title: _VP HR, Global Services________

1103884273\1\AMERICAS SEVENTH AMENDMENT TO THE ENVIRI CORPORATION SAVINGS PLAN (To the Plan Document Amended and Restated Effective January 1, 2019) Pursuant to Section 18.1 of the plan document, Enviri Corporation (formerly Harsco Corporation) (the “Employer”) hereby amends the Enviri Corporation Savings Plan (the “Plan”), effective as of the dates set forth below: I. The final paragraph of Section 8.3 is deleted in its entirety and the following is inserted in its place: “Effective January 1, 2024, notwithstanding the foregoing, Company Matching Contributions to the Unrestricted Company Match Account shall vest in accordance with the schedule below. Effective April 1, 2024, notwithstanding the foregoing, contributions to the HRSP Employer Match Merger Account also shall vest in accordance with the schedule below. There is no change in the vesting schedule for contributions to any other Account. Years of Vesting Service Vesting Percentage 1 year 33% 2 years 66% 3 years 100%” II. Effective January 1, 2025, the third row of the table in Appendix B related to the Pawnee Union Employees is deleted in its entirety and the following is inserted at the end of the table in Appendix B: Pawnee Union Employee as defined in Section 2.1 The Company will make a Company Profit Sharing Contribution equal to 2% of the prior year’s Pay paid to the Pawnee Union Employees for the calendar year, provided that the Pawnee Union Employee meets the eligibility requirements of Sections 1.19, 2.1 and 5.3 of the Plan for the Plan Year. Such Company Profit Sharing Contribution will be made to the Teamsters Pawnee Union Employee’s ER Discretionary 3 yr Account under the Plan as soon as administratively feasible after the end of the Plan Year. The Company will make Company Matching Contributions in the same manner as those Company Matching Contributions provided in Section 5.1. Divested December 31, 2024. [Signature page follows.]

- 2 - 1103884273\1\AMERICAS IN WITNESS WHEREOF, Enviri Corporation has caused the Seventh Amendment to the Enviri Corporation Savings Plan to be executed by its duly authorized officers on this __18 day of ___March__, 2025. ENVIRI CORPORATION By: _______________________ Title: _VP HR, Global Services____

1106593752\1\AMERICAS EIGHTH AMENDMENT TO THE ENVIRI CORPORATION SAVINGS PLAN (To the Plan Document Amended and Restated Effective January 1, 2019) Pursuant to Section 18.1 of the plan document, Enviri Corporation (the “Employer”) hereby amends the Enviri Corporation Savings Plan (the “Plan”) effective as of January 1, 2026: I. Section 1.53 is hereby deleted in its entirety and the following is inserted in lieu thereof: “Delaware Charter Guarantee & Trust Company or any successor thereto.” II. The second sentence of Section 5.1(c) is hereby deleted in its entirety and the following is inserted in lieu thereof: “The recordkeeper shall post such amount to each Participant’s Company Matching Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant’s Company Matching Account.” III. The second sentence of Section 5.3(c) is hereby deleted in its entirety and the following is inserted in lieu thereof: “The recordkeeper shall post such amount to each Participant’s Company Profit Sharing Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant’s Company Profit Sharing Account.” IV. Section 9.8 is hereby deleted in its entirety and the following is inserted in lieu thereof: “Interest Rate The interest rate charged on Participant loans shall be a fixed reasonable rate of interest, determined from time to time by the Administrator, which provides the Plan with a return commensurate with the prevailing interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances. As of the Restatement Date, the interest rate charged on Participant loans shall be calculated by the Administrator as the Prime Rate plus 1% as listed in The Wall Street Journal on the first business day of each month. The interest rate determined will remain fixed throughout the duration of the loan.”

- 2 - 1106593752\1\AMERICAS V. Section 15.4(f) is hereby deleted in its entirety and the following is inserted in lieu thereof: “adjudicate claims pursuant to the claims procedure described in Article XVII and to interpret, in its sole discretion, the provisions of the Plan and to make and publish such rules for their regulation as are not inconsistent with the terms thereof.” VI. The final sentence of Section 16.1 is hereby deleted in its entirety and the following is inserted in lieu thereof: “Notwithstanding, the Administrator may appoint another trustee to hold and administer Plan assets which do not meet the requirements of Section 16.2.” VII. The first sentence of Section 16.6 is hereby deleted in its entirety and the following is inserted in lieu thereof: “The Administrator may designate an investment manager for any Investment Fund established by the Trustee solely for Participants of this Plan (a Custom Fund).” VIII. The following language is hereby inserted at the end of Section 17.8: “Notwithstanding the foregoing, the indemnification provisions of the Trust Agreement shall apply with respect to the Trustee.” IX. Section 18.4(c) is hereby deleted in its entirety and the following is inserted in lieu thereof: “No Change that materially impacts the rights or duties of the Trustee shall become effective until it is accepted by the Trustee (which acceptance shall not unreasonably be withheld).” X. All instances that the words “Trustee shall post” appear in Appendix B are hereby deleted and the words “recordkeeper shall post” are inserted in lieu thereof. * * * [Signature page follows.]

- 3 - 1106593752\1\AMERICAS IN WITNESS WHEREOF, Enviri Corporation has caused the Eighth Amendment to the Enviri Corporation Savings Plan to be executed by its duly authorized officers on this _18_ day of _March_, 2026. ENVIRI CORPORATION By: Title: VP, HR Global Services

1107492116\3\ NINTH AMENDMENT TO THE ENVIRI CORPORATION SAVINGS PLAN (To the Plan Document Amended and Restated Effective January 1, 2019) Pursuant to Section 18.1 of the plan document, Enviri Corporation (the “Company”) hereby amends the Enviri Corporation Savings Plan (the “Plan”) effective as of June 1, 2026 unless otherwise specified: 1. The definition of “Company” in Section 1.9 is amended to read as follows: Enviri, LLC, a Delaware limited liability company, successor by merger to Enviri Corporation, and a wholly-owned subsidiary of Enviri II Corporation, a Delaware corporation. 2. The definition of “Company Stock” in Section 1.10 is amended by the addition of the following sentence at the end thereof: Effective upon the completion of the Clean Earth Transaction, “Company Stock” shall, in compliance with such foregoing requirements, mean shares of common stock, $0.00001 par value per share, of Enviri II Corporation, a Delaware corporation. 3. The following is inserted as a new paragraph following the second paragraph of Section 1.11: Notwithstanding anything to the contrary herein, with respect to Participants terminated from employment with the Employer pursuant to the Agreement and Plan of Merger dated as of November 20, 2025 by and among Enviri Corporation, CLEH, Inc., Enviri LLC, Veolia Environnement S.A. and Liberty Merger Sub Inc.(the “Clean Earth Transaction”) as a result of being employees of the Clean Earth Entities (“Clean Earth Employees”), Compensation of Clean Earth Employees shall exclude all Pay after the Pay that is included in the payroll period’s payroll check date that immediately precedes the date the Clean Earth Transaction is completed. 4. The definition of “Employer” in Section 1.23 is amended by the addition of the following second sentence thereto: Effective upon the date the Clean Earth Transaction is completed, none of the following entities shall be an Employer: Clean Earth LLC; Clean Earth of North Jersey, Inc.; Clean Earth of Carteret, LLC dba Clean Earth of Connecticut dba Soil- A Clean Earth Company; Clean Earth of New Castle, LLC; Clean Earth of Dredging Technologies, LLC; Clean Earth Environmental Services, Inc., Allied Environmental Group, LLC; Clean Earth of Philadelphia, LLC; Clean Earth of Maryland, LLC; Clean Earth of Southeast Pennsylvania, LLC; Clean Earth of

- 2 - 1107492116\3\ Southern Florida, LLC; Clean Earth of Greater Washington, LLC dba Clean Earth Aggregates; Clean Earth of Georgia, LLC; AES Asset Acquisition Corporation dba Clean Earth Calvert City dba Clean Earth of Morgantown dba AES Environmental, LLC dba American Transportation Solutions, LLC; Clean Earth of Alabama, Inc. dba EWS Alabama, Inc. – A Clean Earth Company; AERC Acquisition Corporation dba AERC Recycling Solutions, A Clean Earth Company; MKC Enterprises; Environmental Soil Management, Inc.; and Clean Earth Environmental Solutions Inc. (the “Clean Earth Entities”). 5. The following is inserted as a new paragraph at the end of Section 8.2: A Participant who is a Clean Earth Employee upon the completion of the Clean Earth Transaction shall be fully vested in his or her entire Account upon the completion of the Clean Earth Transaction. 6. The following is inserted as a new Section 9.15 to Article IX: 9.15 Clean Earth Employee Loans Notwithstanding anything contained in this Article IX to the contrary, a Participant who is a Clean Earth Employee with an loan outstanding as of the date of completion of the Clean Earth Transaction shall, after completion of the Clean Earth Transaction, continue to have loan repayments deducted from compensation earned from the Clean Earth Entities for so long as he or she has an Account with a loan under the Plan and does not cease his or her payroll deduction authorization for such loan repayments. 7. The following is inserted as a new paragraph at the end of Section 11.1: Notwithstanding anything to the contrary herein, Participants who are Clean Earth Employees may not elect to have their vested Account balances paid to them upon or after completion of the Clean Earth Transaction solely as a result of each of the Clean Earth Entities ceasing to be an Employer. * * * IN WITNESS WHEREOF, Enviri Corporation has caused the Ninth Amendment to the Enviri Corporation Savings Plan to be executed by its duly authorized signer on this _28_____ day of May, 2026. ENVIRI CORPORATION By: Title: VP, Human Resources Global Services